                        LOOMIS SAYLES INVESTMENT TRUST

                 LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND

                             ONE FINANCIAL CENTER
                         BOSTON, MASSACHUSETTS  02111
                                (888) 226-9699

                                  PROSPECTUS
                                JANUARY 1, 1999

     The Loomis Sayles Investment Trust (the "Trust") is a group of seven mutual funds including the Loomis Sayles California Tax-Free Income Fund (the "Fund"). The other series, which are described in separate prospectuses, are:

                     Loomis Sayles Core Fixed Income Fund
                        Loomis Sayles Core Growth Fund
                        Loomis Sayles Fixed Income Fund
                  Loomis Sayles High Yield Fixed Income Fund
             Loomis Sayles Intermediate Duration Fixed Income Fund
               Loomis Sayles Investment Grade Fixed Income Fund

     Except for the Fund, the funds are designed specifically for tax-exempt investors such as pension plans, endowments and foundations, although other institutions and high net-worth individuals are eligible to invest. Each of the funds is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each of the funds.

     This Prospectus concisely describes the information that you should know before investing in the Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information dated January 1, 1999 is available free of charge; to obtain a free copy or to make any inquiries about the Fund write to Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111 or telephone (888) 226-9699. The Statement of Additional Information, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

SUMMARY OF EXPENSES................................................   -3-

FINANCIAL HIGHLIGHTS...............................................   -4-

PRIOR PERFORMANCE..................................................   -5-

THE TRUST..........................................................   -6-

INVESTMENT OBJECTIVE AND POLICIES..................................   -6-

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS......................   -7-

THE FUND'S INVESTMENT ADVISER......................................   -9-

FUND EXPENSES......................................................  -10-

PORTFOLIO TRANSACTIONS.............................................  -10-

HOW TO PURCHASE SHARES.............................................  -10-

HOW TO REDEEM SHARES...............................................  -11-

OTHER INFORMATION..................................................  -11-

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES....................  -12-

APPENDIX A......................................................... -A-1-

                              SUMMARY OF EXPENSES

     The following information is provided to assist you in understanding the various costs and expenses that, as an investor in the Fund, you will bear directly or indirectly. The information is based on expenses for the Fund's most recent fiscal year. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the assumed 5% annual return in the example should not be considered a representation of investment performance, as actual performance will depend upon the actual investment results of securities held in the Fund's portfolio.

Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on
  Purchases (as a percentage of offering price)                  none
 Maximum Sales Load Imposed on
  Reinvested Dividends (as a percentage of
  offering price)                                                none
 Deferred Sales Load (as a percentage of original
  purchase price or redemption
  proceeds as applicable)                                        none
 Redemption Fees (as a percentage of amount redeemed)            none
 Exchange Fees                                                   none

Annual Fund Operating Expenses
(as a percentage of average net assets):
  Management Fees (after expense
  limitation)                                                    .50%
  12b-1 Fees                                                     none
  Other Operating Expenses (after expense
    limitation)/1/                                               .15%
  Total Fund Operating Expenses (after expense
    limitation)/1/                                               .65%

Example
 You would pay the following
  expenses on a $1,000 investment
  assuming a 5% annual return
  (with or without a redemption at
  the end of each time period):

  One Year                                                      $  7
  Three Years                                                   $ 21
  Five Years                                                    $ 36
  Ten Years                                                     $ 81

______________________________

/1/ Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total Fund operating expenses to the percentage of average net assets shown above. In the absence of the voluntary expense limitation, Other Operating Expenses and Total Fund Operating Expenses for the most recent fiscal year would have been .83% and 1.33%, respectively.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table that follows is for the periods after March 7, 1997. The following information should be read in conjunction with the financial highlights, financial statements, and notes thereto that have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon appears in the Fund's 1998 Annual Report, which is incorporated by reference into this Prospectus and the Statement of Additional Information.



                                                                +Nine Months Ended     March 7 ++ through
                                                                September 30, 1998     December 31, 1997
                                                                -------------------    -----------------
Net asset value, beginning period............................         $   10.41            $  10.17

Income from investment operations -
  Net investment income......................................              0.35                 0.31
  Net realized and unrealized gain (loss) on investments.                  0.19                 0.36
                                                                      ---------        -------------
Total from investment operations.............................              0.54                 0.67
Less distributions -
  Dividends from net investment income.......................             (0.36)               (0.40)
  Distributions from net realized capital gains..............              0.00                (0.03)
                                                                      ---------        -------------
  Total distributions........................................             (0.36)               (0.43)
                                                                      ---------        -------------
Net asset value, end of period...............................         $   10.59        $       10.41
                                                                      =========        =============
Total return (%).............................................               5.3**                6.7**
Net assets, end of period (000)..............................         $  19,618          $    16,822
Ratio of operating expenses to average net assets (%)........              0.65*                0.65*
Ratio of net investment income to average net assets (%).....              4.55*                4.58*
Portfolio turnover rate (%)..................................                12**                 16**
Without giving effect to the voluntary expense limitations:
  The ratio of operating expenses to average net assets
  would have been (%)........................................              1.33*                1.46*
The net investment income per share would have been..........         $    0.30          $      0.26



+The Fund's [fiscal] year end [has] changed [to] September 30 to from December
31.
++Date of effectiveness of the Fund's registration statement under the Securities Act of 1933, as amended.
*Annualized.
**Not annualized.


Further information about the performance of the Fund is contained in the Fund's semiannual and annual reports to shareholders, copies of which may be obtained without charge by writing or telephoning the Trust at the address and telephone number stated on the cover of this Prospectus.

                               PRIOR PERFORMANCE

     (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT THE INDICATED PERIODS)


     The information presented below, for the periods indicated, relates to periods prior to the effectiveness of the Fund's registration statement under the Securities Act of 1933, as amended (the "1933 Act"). The following information should be read in conjunction with the financial highlights, financial statements, and notes thereto that have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon appears in the Fund's 1998 Annual Report, which is incorporated by reference into this Prospectus and the Statement of Additional Information. The Fund is managed in a manner that is in all material respects similar to the manner in which it was managed prior to the effectiveness of its registration statement under the 1933 Act.

                                                                       January 1, 1997    Year Ended    June 1* through
                                                                      through March 6,   December 31,     December 31,
                                                                            1997             1996             1995
                                                                      -----------------  -------------  ----------------
Net asset value, beginning of period.....................                   $ 10.19        $ 10.23            $ 10.00

Income from investment operations -
Net investment income....................................                      0.16           0.46               0.26
Net realized and unrealized gain (loss) on investments...                     (0.11)         (0.04)              0.23
                                                                            -------        -------            -------
 Total from investment operations........................                      0.05           0.42               0.49
                                                                            -------        -------            -------

Less distributions -
Dividends from net investment income.....................                     (0.07)         (0.45)             (0.26)
Distributions from net realized capital gains............                      0.00          (0.01)              0.00
                                                                            -------        -------            -------
 Total distributions.....................................                     (0.07)         (0.46)             (0.26)
                                                                            -------        -------            -------
Net asset value, end of period...........................                   $ 10.17        $ 10.19            $ 10.23
                                                                            =======        =======            =======

Total return (%).........................................                       0.5***         4.1                4.9***
Net assets, end of period (000)..........................                   $14,821        $13,460            $ 7,880
Ratio of operating expenses to average net assets (%)....                      0.65**         0.65               0.65**
Ratio of net investment income to
  average net assets (%).................................                      4.83**         4.58               5.30**
Portfolio turnover rate (%)..............................                         8***          18                 18***
Without giving effect to the voluntary expense
    limitation:
   The ratio of operating expenses to
      average net assets would have been (%).............                      1.15**         1.26               1.62**
   The net investment income per share would have
     been................................................                    $ 0.14        $  0.40            $  0.22

  * Commencement of operations.
 **Annualized.
***Not annualized.

                                   THE TRUST

     The Fund is a series of the Trust. The Trust is a diversified open-end management investment company which was organized as a Massachusetts business trust on December 23, 1993. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees (the "Trustees") and to cast a vote for each share held (with a fractional vote for each fractional share held) at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trustees.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to achieve as high a level of current income exempt from both federal income tax and California personal income tax as is consistent with preservation of capital.

     The Fund seeks to attain its objective by normally investing substantially all of its assets in securities the income from which is, in the opinion of the issuer's counsel at the time of issuance, exempt from both federal income tax and California personal income tax ("California tax exempt securities"). It is a fundamental policy of the Fund that, during periods of normal market conditions, at least 80% of its net assets will be invested in California tax exempt securities. Normally at least 80% of its total assets will be invested in issues rated A or better by Standard & Poors ("S&P") or Moody's Investors Service, Inc. ("Moody's"). All issues will be rated at least BBB by S&P or Baa by Moody's (or, if unrated, be of equivalent credit quality as determined by Loomis Sayles) at the time of purchase. Bonds of BBB or Baa quality have some speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuers of such bonds to make principal and interest payments than is the case with issuers of higher grade bonds. In the event that the credit rating of a security held by the Fund falls below investment grade (or, in the case of unrated securities, Loomis Sayles determines that the quality of such security has deteriorated below investment grade), the Fund will not be obligated to dispose of such security and may continue to hold such security, if, in the opinion of Loomis Sayles, such investment is appropriate in the circumstances.

     The Fund may invest up to 20% of its net assets in high quality corporate obligations, U.S. Government obligations and repurchase agreements. Income from these investments may be subject to federal income tax and/or California personal income tax.

     The Fund will not "concentrate" its investments. That is, it will not invest more than 25% of its total assets in any one industry. Although tax-exempt securities secured by the assets or revenues of governmental entities are not considered part of any "industry," for this purpose tax-exempt securities backed only by the assets and revenues of nongovernmental entities are deemed to represent investments in the industries of such nongovernmental issuers.

     Notwithstanding the 25% industry limitation, it is possible that the Fund may invest more than 25% of its total assets in a broader segment of the market for tax-exempt securities, such as revenue obligations of hospitals and other total health care facilities, housing revenue obligations, or airport revenue obligations. This would be the case only if Loomis Sayles determined that the yields available from obligations in a particular segment of the market justified the additional risks associated with such concentration. Economic, business, political and other developments may have a general adverse effect on all tax-exempt securities in a particular market segment. (Examples would include proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products.)

     Some of the Fund's investment restrictions are "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. Such restrictions include: (1) a restriction prohibiting the Fund from making loans; (2) a restriction prohibiting the Fund from purchasing a security if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry; (3) a restriction prohibiting the Fund from borrowing money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and from borrowing any money except as a temporary measure for extraordinary or emergency purposes; and (4) a restriction prohibiting the Fund from purchasing any illiquid security including a security that is not readily marketable if, as a result, more than 15% of the Fund's net assets based on current value would then be invested in such securities. For additional investment restrictions, see the Statement of Additional Information.

     Although authorized to invest in restricted securities, the Fund, as a matter of nonfundamental operating policy, currently does not intend to invest in such securities, other than Rule 144A securities that are described below.

     The investment objective of the Fund is "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. All investment policies other than those identified as "fundamental" may be changed by the Trustees without a vote of the Fund's shareholders.

                 MORE INFORMATION ABOUT THE FUND'S INVESTMENTS

     The net asset value of the Fund's shares will vary as a result of changes in the value of securities in the Fund's portfolio. The following describes the types of securities in which the Fund will principally invest and the risks associated with them. Additional information about the Fund's investment practices can be found in the Statement of Additional Information.

CALIFORNIA FISCAL CONDITION
---------------------------

     Because the Fund will invest primarily in California tax exempt securities, its performance may be especially affected by factors pertaining to the California economy and other factors specifically affecting the ability of issuers of California tax exempt securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of [California] state, county, or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. An expanded discussion of risks associated with California tax exempt securities is contained in the Statement of Additional Information.


FIXED INCOME SECURITIES
-----------------------

     The Fund may invest in fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends. The Fund may also invest in other debt securities that pay a rate of interest or dividends that is adjusted periodically by reference to some specified index or market rate. Such securities are included within the definition of fixed income securities as used in this Prospectus. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period.

     Fixed income securities are subject to credit and market risk. Credit risk relates to the ability of the issuer to make payments of principal and interest. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Generally, the longer the maturity of a fixed income security, the greater the fluctuations in its value because of market and credit risk.

U.S. GOVERNMENT SECURITIES
--------------------------

     U.S. Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

     Although U.S. Government Securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government Securities will fluctuate as interest rates change. Thus, for example, the value of an investment in U.S. Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities tend to be lower than those of other fixed income securities of comparable maturities.

     Some U.S. Government Securities, such as Government National Mortgage Association Certificates ("GNMA"), are known as "mortgage-backed" securities, representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government Securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities. In addition, slower than anticipated prepayments on the underlying mortgages can extend the effective maturities of mortgage-backed securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities.

     In addition to investing directly in U.S. Government Securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Treasury securities. These investment instruments may be highly volatile.

COMMERCIAL MORTGAGE-BACKED SECURITIES
-------------------------------------

     The Fund may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. The commercial mortgage-backed securities market is newer and in terms of total outstanding principal amount of issues is relatively small compared to the total size of the market for residential mortgage-backed securities.

     Commercial mortgage-backed securities are generally structured similarly to pass-through securities or to collateralized mortgage obligations although other structures are possible. They may pay fixed or adjustable rates of interest. Commercial mortgage-backed securities have been issued in public or private transactions by a variety of public and private issuers.

     The commercial mortgage loans that underlie commercial mortgage-backed securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. Commercial mortgage loans also tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they have a significant principal balance, or "balloon" payment, due on maturity. Assets underlying commercial mortgage-backed securities may relate only to a few properties or a single property. The risk involved in single property financings is highly concentrated. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. At the same time, commercial mortgage-backed securities may have a lower prepayment risk than residential mortgage-backed securities, because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-backed securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans.

ZERO COUPON SECURITIES
----------------------

     The Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. The Fund is required to distribute the income on zero coupon securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may be forced to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities is generally more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

WHEN-ISSUED SECURITIES
----------------------

     The Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is issued. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. When the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

RULE 144A SECURITIES
--------------------

     The Fund may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid.


REPURCHASE AGREEMENTS
---------------------

     The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto and (b) inability to enforce rights and the expenses involved in attempted enforcement.

YEAR 2000
---------

     Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders.
Loomis Sayles has advised the Fund that it is reviewing all of its computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, Loomis Sayles has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Fund and Loomis Sayles have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Fund may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.


                         THE FUND'S INVESTMENT ADVISER

     The Fund's investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms. The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

     In addition to selecting and reviewing the Fund's investments, Loomis Sayles provides executive and other personnel for the management of the Fund. The Board of Trustees supervises Loomis Sayles's conduct of the affairs of the Fund.

     The portfolio managers for the Fund since its inception have been Kent P. Newmark and Robert K. Payne. Mr. Newmark is a Vice President and Director of Loomis Sayles and a Vice President of the Trust. Mr. Payne is a Vice President of Loomis Sayles and the Trust. Mr. Newmark has been with Loomis Sayles since 1976 and Mr. Payne has been with Loomis Sayles since 1982.


                                 FUND EXPENSES

     The Fund pays Loomis Sayles a monthly investment advisory fee. This fee is paid at the annual rate of 0.50% of the Fund's average daily net assets.

     In addition to the investment advisory fee, the Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees of the Fund's custodian, independent accountants and legal counsel and fees of the Trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.

     Loomis Sayles has voluntarily undertaken for an indefinite period to waive its fees and, to the extent necessary, to bear other Fund expenses in order to limit the Fund's total operating expenses to .65% of average annual net assets.

                             PORTFOLIO TRANSACTIONS

     Loomis Sayles selects brokers and dealers to execute portfolio transactions for the Fund. Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may result in higher costs such as higher brokerage commissions and higher levels of taxable gains. Portfolio turnover rates for the life of the Fund are set forth above under the headings "Financial Highlights" and "Prior Performance." See "Dividends, Capital Gain Distributions and Taxes" for information on the tax consequences of investing in the Fund.

                             HOW TO PURCHASE SHARES

     You may make an initial purchase of shares of the Fund by submitting a completed application form and payment to Loomis Sayles. The minimum initial investment in the Fund is $500,000. Subsequent investments must be at least $50,000. The Trust reserves the right to waive these minimums in its sole discretion.

     Shares of the Fund may be purchased by exchange of (i) cash, (ii) securities on deposit with a custodian acceptable to Loomis Sayles or (iii) a combination of such securities and cash. Purchase of shares of the Fund in exchange for securities is subject in each case to the determination by Loomis Sayles that the securities to be exchanged are acceptable for purchase by the Fund. Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets, as described below, as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange of any securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling (888) 226-9699.

     Loomis Sayles will not approve the acceptance of securities in exchange for shares of the Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the 1933 Act or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of the Fund's shares may purchase additional Fund shares by the exchange of securities.

     Upon acceptance of your order, the Trust opens an account for you, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction. After an account has been established, you may send subsequent investments at any time.

     The Trust reserves the right to reject any purchase order for any reason which the Trust in its sole discretion deems appropriate. Although the Trust does not anticipate that it will do so, the Trust reserves the right to suspend or change the terms of the offering of its shares.

     The price you pay will be the per share net asset value next calculated after a proper investment order is received by the Trust. Shares of the Fund are sold without any sales charge. The net asset value of the Fund's shares is calculated by dividing the Fund's net assets by the number of shares outstanding. Net asset value is calculated at least weekly and as of the close of the New York Stock Exchange (the "Exchange") on each day on which an order for purchase or redemption of Fund shares is received and on which the Exchange is open for unrestricted trading. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.

                             HOW TO REDEEM SHARES

     You can redeem your shares by sending a written request to the Trust.

     The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the written request in the exact names in which the shares are registered and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

     The redemption price will be the net asset value per share next determined after the written redemption request is received by the Trust in proper form. The Trust usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Trust by calling (888) 226-9699 for details.

     Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. If you purchased your shares by check and your check was deposited less than fifteen days prior to the redemption request, the Trust may withhold redemption proceeds until your check has cleared.

     Redemption proceeds may be made in money or in kind, or partly in money and partly in kind, as determined by the Trust.

     The Fund may suspend the right of redemption and may postpone payment for more than seven days when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

                               OTHER INFORMATION

     The Trustees may, without shareholder approval, divide the Trust's shares of beneficial interest into multiple series. The Trust is currently divided into seven series, including the Fund and the other funds listed on the cover of this Prospectus.

     The Fund's investment performance may from time to time be included in advertisements about the Fund.

     The Fund's yield will be computed by dividing the Fund's net investment income per share for a recent 30-day period by the maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period.

     Total return for the Fund is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gain distributions).

     All data are based on the Fund's past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

     The Fund pays its net investment income to shareholders as dividends monthly. Any capital gain distributions are normally made annually in December, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Trustees. The Fund distributes annually in December all of its net capital gains realized from the sale of portfolio securities. The Trustees may change the frequency with which the Fund declares or pays dividends.

     Your dividends and capital gain distributions will automatically be reinvested in additional shares of the Fund on the payment date unless you have elected to receive cash.

     The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. As such, so long as the Fund distributes substantially all its net investment income and net capital gains to its shareholders, the Fund itself does not pay any federal income or excise tax.

     Fund dividends designated as "exempt-interest dividends" are not generally subject to federal income tax or California personal income tax (to the extent derived from California tax exempt securities). However, an investment in the Fund may result in liability for federal alternative minimum tax for corporate and individual shareholders, and in liability for California franchise or corporation income tax for corporate shareholders subject to such tax. Of the dividends paid by the Fund from net investment income for the fiscal period ended September 30, 1998, [92%] of such dividends constituted exempt-interest dividends for regular federal income tax purposes.

     It is anticipated that the Fund will be operated so that its dividends will be exempt-interest dividends. However, as described under "Investment Objective and Policies," certain investments of the Fund may produce taxable income. Distributions of such income will be taxable to you as ordinary income, except that any distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable to you as such (generally at a 20% rate for noncorporate shareholders), regardless of how long you have owned shares of the Fund and regardless of whether distributed in cash or additional shares.

     The Fund may at times purchase California tax exempt securities at a discount from the price at which they were originally issued. For federal income tax purposes and California personal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to you as such when it is distributed to you.

     If you incur or continue indebtedness to purchase or carry shares of the Fund, that portion of interest paid or accrued on such indebtedness that equals the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to you that are exempt-interest dividends, is not deductible for federal income tax purposes. The Internal Revenue Service may consider the purchase of shares to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

     If you sell a share of the Fund after holding it for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of any exempt-interest dividends that you have received with respect to the share that is sold.

     If you receive social security or railroad retirement benefits, you may be taxed at the federal level on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Fund). California personal income tax does not apply to social security or railroad retirement benefits.

     The Fund is required to withhold 31% of any redemption proceeds and all taxable income dividends and capital gain distributions it pays to you (1) if you do not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that you have under reported income in the past, or (3) if you fail to certify to the Fund that you are not subject to such withholding.

     In January of each year, the Trust will send you a statement showing the tax status of dividends and distributions paid to you during the preceding year.

     The foregoing summarizes certain tax consequences of investing in the Fund. Before investing, you should consult your own tax adviser for more information concerning the federal, foreign, state and local tax consequences of investing in, redeeming or exchanging Fund shares.


TRANSFER AND DIVIDEND                         INVESTMENT ADVISER
PAYING AGENT AND                              Loomis, Sayles & Company, L.P.
CUSTODIAN OF ASSETS                           One Financial Center
State Street Bank and Trust Company           Boston, Massachusetts  02111
Boston, Massachusetts  02102

                                                                      APPENDIX A


                    DESCRIPTION OF BOND RATINGS ASSIGNED BY
                             STANDARD & POOR'S AND
                        MOODY'S INVESTORS SERVICE, INC.


STANDARD & POOR'S
-----------------

                                      AAA

This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                                      AA

Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                       A

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                      BBB

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

                                BB, B, CCC, CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

The rating C is reserved for income bonds on which no interest is being paid.

                                       D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.


                                       R

This symbol is attached to the ratings of instruments with significant noncredit risks such as risks to principal or volatility of expected returns.


Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

                                      AAA

Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      AA

Bonds that are rated Aa are judged to be high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there are other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                      BAA

Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                                      BA

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      CAA

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      CA

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

       1. An application for rating was not received or accepted.

       2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

       3. There is lack of essential data pertaining to the issue or issuer.

       4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1, and those with the weakest investment attributes are designated by the symbols Aa3, A3, Baa3, Ba3 and B3.

                        LOOMIS SAYLES INVESTMENT TRUST

                     LOOMIS SAYLES CORE FIXED INCOME FUND

                             ONE FINANCIAL CENTER
                         BOSTON, MASSACHUSETTS  02111
                                (888) 226-9699

                                  PROSPECTUS
                                JANUARY 1, 1999

     The Loomis Sayles Investment Trust (the "Trust") is a group of seven mutual funds including the Loomis Sayles Core Fixed Income Fund (the "Fund"). The other series, which are described in separate prospectuses, are:

                 Loomis Sayles California Tax-Free Income Fund
                        Loomis Sayles Core Growth Fund
                        Loomis Sayles Fixed Income Fund
                  Loomis Sayles High Yield Fixed Income Fund
             Loomis Sayles Intermediate Duration Fixed Income Fund
               Loomis Sayles Investment Grade Fixed Income Fund

     Except for the California Tax-Free Income Fund, the funds are designed specifically for tax-exempt investors such as pension plans, endowments and foundations, although other institutions and high net-worth individuals are eligible to invest. Each of the funds is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each of the funds.

     This Prospectus concisely describes the information that you should know before investing in the Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information dated January 1, 1999 is available free of charge; to obtain a free copy or to make any inquiries about the Fund write to Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111 or telephone (888) 226-9699. The Statement of Additional Information, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

SUMMARY OF EXPENSES............................................... -3-

FINANCIAL HIGHLIGHTS.............................................. -4-

PRIOR PERFORMANCE................................................. -5-

THE TRUST......................................................... -6-

INVESTMENT OBJECTIVE AND POLICIES................................. -6-

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS..................... -7-

THE FUND'S INVESTMENT ADVISER.....................................-10-

FUND EXPENSES.....................................................-11-

PORTFOLIO TRANSACTIONS............................................-11-

HOW TO PURCHASE SHARES............................................-11-

HOW TO REDEEM SHARES..............................................-12-

OTHER INFORMATION.................................................-12-

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES...................-13-

APPENDIX A........................................................-A1-

                              SUMMARY OF EXPENSES

     The following information is provided to assist you in understanding the various costs and expenses that, as an investor in the Fund, you will bear directly or indirectly. The information is based on annualized expenses for the Fund's most recent fiscal year. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the assumed 5% annual return in the example should not be considered a representation of investment performance, as actual performance will depend upon the actual investment results of securities held in the Fund's portfolio.

Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on
  Purchases (as a percentage of offering price)        none
 Maximum Sales Load Imposed on
  Reinvested Dividends (as a percentage of
  offering price)                                      none
 Deferred Sales Load (as a
  percentage of original
  purchase price or redemption
  proceeds as applicable)                              none
 Redemption Fees (as a percentage
  of amount redeemed)                                  none
 Exchange Fees                                         none

Annual Fund Operating Expenses
(as a percentage of average net assets)
  Management Fees:                                     .50%
  12b-1 Fees                                           none
  Other Operating Expenses (after expense
  limitation)/1/:                                      .15%
  Total Fund Operating Expenses (after
    expense limitation)/1/:                            .65%

Example
  You would pay the following
  expenses on a $1,000 investment
  assuming a 5% annual return
  (with or without a redemption at
  the end of each time period):

  One Year                                            $  7
  Three Years                                         $ 21
  Five Years                                          $ 36
  Ten Years                                           $ 81

______________________________
/1/ Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total Fund operating expenses to the percentage of average net assets shown above. In the absence of the voluntary expense limitation, Other Operating Expenses and Total Fund Operating Expenses for the most recent fiscal year would have been .77% and 1.27%, respectively.

                             FINANCIAL HIGHLIGHTS


     The financial highlights table that follows is for the periods after March 7, 1997. The following information should be read in conjunction with the financial highlights, financial statements, and notes thereto that have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon appears in the Fund's 1998 Annual Report, which is incorporated by reference into this Prospectus and the Statement of Additional Information.

                                                               +Nine Months Ended                   March 7 ++ through
                                                                September 30, 1998                  December 31, 1997
                                                                ------------------                  ------------------
Net asset value, beginning period............................       $  10.66                           $ 10.15

Income from investment operations -
  Net investment income......................................           0.50                              0.27
  Net realized and unrealized gain (loss) on investments.....           0.33                              0.66
                                                                    --------                           -------
Total from investment operations.............................           0.83                              0.93

Less distributions -
  Dividends from net investment income.......................           0.00                             (0.39)
  Distributions from net realized capital gains..............          (0.00)#                           (0.03)
                                                                    --------                           -------
  Total distributions........................................          (0.00)                            (0.42)
                                                                    --------                           -------
Net asset value, end of period...............................       $  11.49                           $ 10.66
                                                                    ========                           =======

Total return (%).............................................            7.8**                             9.1**
Net assets, end of period (000)..............................       $ 19,341                           $16,110
Ratio of operating expenses to average net assets (%)........           0.65*                             0.65*
Ratio of net investment income to average net assets (%).....           6.08*                             6.30*
Portfolio turnover rate (%)..................................             45**                              34**
Without giving effect to the voluntary expense limitations:
  The ratio of operating expenses to average net assets
  would have been (%)........................................           1.27*                             1.76*
The net investment income per share would have been..........       $   0.45                           $  0.22

+The Fund's fiscal year end has changed to September 30 from December 31. ++Date of effectiveness of the Fund's registration statement under the Securities Act of 1933, as amended.
*Annualized.
**Not annualized.

Further information about the performance of the Fund is contained in the Fund's semiannual and annual reports to shareholders, copies of which may be obtained without charge by writing or telephoning the Trust at the address and telephone number stated on the cover of this Prospectus.

                               PRIOR PERFORMANCE

    (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT THE INDICATED PERIODS)

     The information presented below, for the periods indicated, relates to periods prior to the effectiveness of the Fund's registration statement under the Securities Act of 1933, as amended (the "1933 Act"). The following information should be read in conjunction with the financial highlights, financial statements, and notes thereto that have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon appears in the Fund's 1998 Annual Report, which is incorporated by reference into this Prospectus and the Statement of Additional Information. The Fund is managed in a manner that is in all material respects similar to the manner in which it was managed prior to the effectiveness of its registration statement under the 1933 Act.



                                                               January 1, 1997         April 24* through
                                                               through March 6, 1997   December 31, 1996
                                                               ---------------------   -----------------
Net asset value, beginning of period.........................                $ 10.14             $ 10.00
Income from investment operations -
   Net investment income.....................................                   0.12                0.40
   Net realized and unrealized gain (loss) on investments....                  (0.11)               0.13
                                                                             -------             -------
     Total from investment operations........................                   0.01                0.53

Less dividends from net investment income....................                   0.00               (0.39)
                                                                             -------             -------

Net asset value, end of period...............................                $ 10.15             $ 10.14
                                                                             =======             =======

Total return (%).............................................                    0.1***              5.3***
Net assets, end of period (000)..............................                $ 6,280             $ 6,271
Ratio of operating expenses to average net assets (%)........                   0.65**              0.65**
Ratio of net investment income to average net assets (%).....                   6.62**              6.21**
Portfolio turnover rate (%)..................................                     33***               34***
Without giving effect to the voluntary expense limitations:
  The ratio of operating expenses to average net assets
    would have been (%)......................................                   2.12**              1.46**
  The net investment income per share would have been........                $  0.09             $  0.35

* Commencement of operations.
**Annualized.
***Not annualized.

                                   THE TRUST

   The Fund is a series of the Trust. The Trust is a diversified open-end management investment company which was organized as a Massachusetts business trust on December 23, 1993. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees (the "Trustees") and to cast a vote for each share held (with a fractional vote for each fractional share held) at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trustees.

                       INVESTMENT OBJECTIVE AND POLICIES

   The Fund's investment objective is high total return through a combination of current income and capital appreciation.

   The Fund seeks to attain its objective by investing primarily in fixed income securities issued or guaranteed by the U.S. Government or its agencies, certain types of mortgage-related and asset-backed securities, including interest-only and principal-only ("IOs" and "POs") classes of mortgage-backed securities, investment grade corporate, sovereign debt obligations and real estate investment trusts ("REITs"), which are described herein (together with their related risks) under "More Information About the Fund's Investments". Under normal market conditions, the Fund will invest at least 65% of its total assets in fixed income securities. All securities will be denominated in U.S. dollars.

   U.S. Government Securities include obligations issued or guaranteed by the U.S. Government or its authorities, agencies or instrumentalities and certificates representing undivided interests in the interest or principal of U.S. Treasury Securities. U.S. Government Securities will be held for the purpose of maintaining high average portfolio quality, providing sufficient liquidity and controlling interest rate exposure.


   The Fund normally will maintain a significant portion of its market value in investment grade corporate bonds and mortgage-related securities in order to provide a high level of current income. In order to attain capital appreciation, the Fund seeks to identify and select those corporate and sovereign debt obligations undergoing credit improvement which is likely to result in a credit rating upgrade. The Fund may invest in corporate and sovereign debt securities that are rated at least investment grade by both Standard & Poor's (BBB-) and Moody's Investor Service, Inc. (Baa3), or if unrated, determined to be of comparable quality by Loomis Sayles. In the event, however, that the credit rating of a security held by the Fund falls below investment grade (or, in the case of unrated securities, Loomis Sayles determines that the quality of such security has deteriorated below investment grade), the Fund will not be obligated to dispose of such security and may continue to hold such security, if in the opinion of Loomis Sayles, such investment is considered appropriate in the circumstances. Collateralized mortgage obligations ("CMOs") will be limited to those with CMO market risk ratings of V-1 to V-4 from Fitch Investors Service, L.P. ("Fitch"), or CMOs unrated by Fitch that are determined by Loomis Sayles to be of comparable volatility.

   Some of the Fund's investment restrictions are "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. Such restrictions include: (1) a restriction prohibiting the Fund from making loans; (2) a restriction prohibiting the Fund from purchasing a security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry; (3) a restriction prohibiting the Fund from borrowing money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and from borrowing any money except as a temporary measure for extraordinary or emergency purposes; and (4) a restriction prohibiting the Fund from purchasing any illiquid security including a security that is not readily marketable if, as a result, more than 15% of the Fund's net assets based on current value would then be invested in such security. For additional investment restrictions, see the Statement of Additional Information.

   Although authorized to invest in restricted securities, the Fund, as a matter of nonfundamental operating policy, currently does not intend to invest in such securities, other than Rule 144A securities that are described below.

   The investment objective of the Fund is "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. All investment policies other than those that are identified as "fundamental" may be changed by the Trustees without a vote of the Fund's shareholders.

                 MORE INFORMATION ABOUT THE FUND'S INVESTMENTS

   The net asset value of the Fund's shares will vary as a result of changes in the value of securities in the Fund's portfolio. The following describes the types of securities in which the Fund will principally invest and the risks associated with them. Additional information about the Fund's investment practices can be found in the Statement of Additional Information.

FIXED INCOME SECURITIES
-----------------------

   The Fund may invest in fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of foreign and domestic private issuers. The Fund may also invest in other debt securities that pay a rate of interest or dividends that is adjusted periodically by reference to some specified index or market rate. Such securities are included within the definition of fixed income securities as used in this Prospectus other than for purposes of determining compliance with the Fund's investment policy of investing, under normal market conditions, at least 65% of its total assets in fixed income securities. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period.

   Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Generally, the longer the maturity of a fixed income security, the greater the fluctuations in its value because of market and credit risk.

U.S. GOVERNMENT SECURITIES
--------------------------

   U.S. Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

   Although U.S. Government Securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government Securities will fluctuate as interest rates change. Thus, for example, the value of an investment in U.S. Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities tend to be lower than those of other fixed income securities of comparable maturities.

   Some U.S. Government Securities, such as Government National Mortgage Association Certificates, are known as "mortgage-backed" securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government Securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities. See "Collateralized Mortgage Obligations" below for additional information regarding the risks associated with mortgage-backed securities.

   In addition to investing directly in U.S. Government Securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Treasury securities. These investment instruments may be highly volatile.

ZERO COUPON SECURITIES
----------------------

   The Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. The Fund is required to distribute the income on zero coupon securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may be forced to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities is generally more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

COLLATERALIZED MORTGAGE OBLIGATIONS
-----------------------------------

   The Fund may invest in collateralized mortgage obligations ("CMOs"). A CMO is a limited recourse security backed by a portfolio of mortgages or, more typically, by mortgage-backed securities held under an indenture. CMOs may be issued by instrumentalities of the U.S. Government or by non-governmental entities. The issuer's obligation to make interest and principal payments is derived from and secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal payments on the underlying collateral or a combination thereof. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. A faster than anticipated rate of prepayments will generally result in losses on CMOs representing interests in the interest payments on the underlying portfolio of mortgage-backed securities. As with other mortgage-backed securities, the early retirement of a particular class or series of CMOs held by the Fund could involve the loss of any premium the Fund paid when it acquired the investment and could result in the Fund's reinvesting the proceeds at a lower interest rate than the interest rate paid by the retired CMO. Because of the early retirement feature, CMOs may be more volatile than many other fixed income investments. In addition, slower than anticipated prepayments on the underlying mortgages can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities. The Fund will invest only in CMOs with Fitch ratings of V-4 or better, or in CMOs unrated by Fitch that are determined by Loomis Sayles to be of comparable volatility. Even CMOs with ratings reflecting the lowest market risk are likely to experience losses in the event of adverse changes in market conditions.

COMMERCIAL MORTGAGE-BACKED SECURITIES
-------------------------------------

   The Fund may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. The commercial mortgage-backed securities market is newer and in terms of total outstanding principal amount of issues is relatively small compared to the total size of the market for residential mortgage-backed securities.

   Commercial mortgage-backed securities are generally structured similarly to pass-through securities or to CMOs, although other structures are possible. They may pay fixed or adjustable rates of interest. Commercial mortgage-backed securities have been issued in public or private transactions by a variety of public and private issuers.

   The commercial mortgage loans that underlie commercial mortgage-backed securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. Commercial mortgage loans also tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they have a significant principal balance, or "balloon" payment, due on maturity. Assets underlying commercial mortgage-backed securities may relate only to a few properties or a single property. The risk involved in single property financings is highly concentrated. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

STRIPPED MORTGAGE-BACKED SECURITIES
-----------------------------------

   The Fund may invest in interest-only and principal-only ("IOs" and "POs") classes of mortgage-backed securities. The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

   In either event, the secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

REAL ESTATE INVESTMENT TRUSTS
-----------------------------

   The Fund may invest in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-though of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

   Investment in REITs involves risk similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger securities.

RULE 144A SECURITIES
--------------------

   The Fund may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid.

WHEN-ISSUED SECURITIES
----------------------

   The Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is issued. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually held in its portfolio at the time. When the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

FOREIGN SECURITIES
------------------

   The Fund may invest in dollar-denominated securities of issuers organized or headquartered outside the United States ("foreign securities"). The Fund will not purchase a foreign security (for purposes of this limitation securities of Canadian issuers publicly traded in the United States will not be treated as foreign securities) if, as a result, the Fund's total holdings of foreign securities would exceed 20% of the Fund's total assets. The Fund's portfolio securities will principally trade on U.S. exchanges or will be purchased and sold in U.S. markets.

   Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations. The remedies of the Fund may be extremely limited if a foreign issuer defaults on its obligations. In addition, the operations and results of foreign issuers and domestic issuers with operations abroad may be affected by currency exchange rate fluctuations or exchange control regulations.

   The Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

YEAR 2000
---------

   Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders.
Loomis Sayles has advised the Fund that it is reviewing all of its computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, Loomis Sayles has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Fund and Loomis Sayles have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio
                             -------------------------------------------------
securities held by the Fund may be adversely affected by the inability of the
-----------------------------------------------------------------------------
securities' issuers or of third parties to process this type of information
---------------------------------------------------------------------------
properly.
---------

                         THE FUND'S INVESTMENT ADVISER

   The Fund's investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms. The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

   In addition to selecting and reviewing the Fund's investments, Loomis Sayles provides executive and other personnel for the management of the Fund. The Trustees supervise Loomis Sayles's conduct of the affairs of the Fund.

   The portfolio manager for the Fund since its inception has been William F. Camp. Mr. Camp is a Vice President of Loomis Sayles and joined the firm in 1995. Previously, Mr. Camp worked as a portfolio manager in the pension department of Kmart Corporation.

                                 FUND EXPENSES

   The Fund pays Loomis Sayles a monthly investment advisory fee. This fee is paid at the annual rate of .50% of the Fund's average daily net assets.

   In addition to the investment advisory fee, the Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees of the Fund's custodian, independent accountants and legal counsel and fees of the Trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.

   Loomis Sayles has voluntarily undertaken for an indefinite period to waive its fees and, to the extent necessary, to bear other Fund expenses in order to limit the Fund's annualized total operating expenses to .65% of average annual net assets.


                            PORTFOLIO TRANSACTIONS

   Loomis Sayles selects brokers and dealers to execute portfolio transactions for the Fund. Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may result in higher costs such as higher brokerage commissions and higher levels of taxable gains. Portfolio turnover rates for the life of the Fund are set forth above under the headings "Financial Highlights" and "Prior Performance." See "Dividends, Capital Gain Distributions and Taxes" for information on the tax consequences of investing in the Fund.

                            HOW TO PURCHASE SHARES

   You may make an initial purchase of shares of the Fund by submitting a completed application form and payment to Loomis Sayles.

   The minimum initial investment in the Fund is $1 million. Subsequent investments must be at least $50,000. The Trust reserves the right to waive these minimums in its sole discretion.

   Shares of the Fund may be purchased by exchange of (i) cash, (ii) securities on deposit with a custodian acceptable to Loomis Sayles or (iii) a combination of such securities and cash. Purchase of shares of the Fund in exchange for securities is subject in each case to the determination by Loomis Sayles that the securities to be exchanged are acceptable for purchase by the Fund. Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets, as described below, as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling (888) 226-9699.

   Loomis Sayles will not approve the acceptance of securities in exchange for shares of the Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the 1933 Act or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of the Fund's shares may purchase additional Fund shares by the exchange of securities.

   Upon acceptance of your order, the Trust opens an account for you, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction. After an account has been established, you may send subsequent investments at any time.

   The Trust reserves the right to reject any purchase order for any reason which the Trust in its sole discretion deems appropriate. Although the Trust does not anticipate that it will do so, the Trust reserves the right to suspend or change the terms of the offering of its shares.

   The price you pay will be the per share net asset value next calculated after a proper investment order is received by the Trust. Shares of the Fund are sold without any sales charge. The net asset value of the Fund's shares is calculated by dividing the Fund's net assets by the number of shares outstanding. The Fund intends to calculate net asset value daily and as of the close of the New York Stock Exchange (the "Exchange") on each day on which an order for purchase or redemption of Fund shares is received and on which the Exchange is open for unrestricted trading. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.


                             HOW TO REDEEM SHARES

   You can redeem your shares by sending a written request to the Trust.

   The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the written request in the exact names in which the shares are registered and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

   The redemption price will be the net asset value per share next determined after the written redemption request is received by the Trust in proper form. The Trust usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Trust by calling (888) 226-9699 for details.

   Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. If you purchased your shares by check and your check was deposited less than fifteen days prior to the redemption request, the Trust may withhold redemption proceeds until your check has cleared.

   Redemption proceeds may be made in money or in kind, or partly in money and partly in kind, as determined by the Trust.

   The Fund may suspend the right of redemption and may postpone payment for more than seven days when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

                               OTHER INFORMATION

   The Trustees may, without shareholder approval, divide the Trust's shares of beneficial interest into multiple series. The Trust is currently divided into seven series, including the Fund and the other funds listed on the cover of this Prospectus.

   As of October 31, 1998, Asbestos Workers Local #84 Pension Plan may be deemed to control the Fund because it possessed beneficial ownership, directly or indirectly, of more than 25% of the Fund's shares.

   The Fund's investment performance may from time to time be included in advertisements about the Fund.

   The Fund's yield will be computed by dividing the Fund's net investment income per share for a recent 30-day period by the maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period.

   Total return for the Fund is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gain distributions).

   All data are based on the Fund's past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

   Because the Fund is designed primarily for tax-exempt investors such as pension plans, endowments and foundations, the Fund is not managed with a view to reducing taxes. The Fund pays any net investment income to shareholders as dividends annually. The Fund also distributes all of its net realized capital gains after applying any capital loss carryovers. Any capital gain distributions are normally made annually in December, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Trustees. The Trustees may change the frequency with which the Fund declares or pays dividends.

   Your dividends and capital gain distributions will automatically be reinvested in additional shares of the Fund on the payment date unless you have elected to receive cash. Dividends and capital gain distributions will be taxed as described below whether received in cash or in additional shares.

   The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. As such, so long as the Fund distributes all its net investment income and net realized capital gains to its shareholders on a current basis, the Fund itself does not pay any federal income or excise tax. The Fund intends to make sufficient distributions to be relieved of federal taxes.

   Income dividends and short-term capital gain distributions are treated as ordinary income to you whether distributed in cash or additional shares. Distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable as such (generally at a 20% rate for noncorporate shareholders) whether distributed in cash or additional shares and regardless of how long you have held your shares.

   A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

    The Fund is required to withhold 31% of redemption proceeds, income dividends and capital gain distributions it pays to you (1) if you do not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that you have underreported income in the past, or (3) if you fail to certify to the Fund that you are not subject to such withholding.

   In January of each year, the Trust will send you a statement showing the federal tax status of dividends and distributions paid to you during the preceding year.

   The foregoing summarizes certain U.S. federal income tax consequences of investing in the Fund. Before investing, you should consult your own tax adviser for more information concerning the federal, foreign, state and local tax consequences of investing in, redeeming or exchanging Fund shares.


TRANSFER AND DIVIDEND                   INVESTMENT ADVISER
PAYING AGENT AND                        Loomis, Sayles & Company, L.P.
CUSTODIAN OF ASSETS                     One Financial Center
State Street Bank and Trust Company     Boston, Massachusetts  02111
Boston, Massachusetts  02102

                                                                      APPENDIX A

                    DESCRIPTION OF BOND RATINGS ASSIGNED BY
                             STANDARD & POOR'S AND
                        MOODY'S INVESTORS SERVICE, INC.


STANDARD & POOR'S
-----------------

                                      AAA

This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                                      AA

Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                       A

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                      BBB

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.


                                BB, B, CCC, CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

The rating C is reserved for income bonds on which no interest is being paid.

                                       D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.


                                       R

This symbol is attached to the ratings of instruments with significant noncredit risks such as risks to principal or volatility of expected returns.


Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

                                      AAA

Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      AA

Bonds that are rated Aa are judged to be high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there are other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                      BAA

Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                                      BA

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      CAA

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      CA

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

       1.     An application for rating was not received or accepted.

       2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

       3.     There is lack of essential data pertaining to the issue or issuer.

       4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1, and those with the weakest investment attributes are designated by the symbols Aa3, A3, Baa3, Ba3 and B3.

                        LOOMIS SAYLES INVESTMENT TRUST

                        LOOMIS SAYLES CORE GROWTH FUND

                             ONE FINANCIAL CENTER
                         BOSTON, MASSACHUSETTS  02111
                                (888) 226-9699

                                  PROSPECTUS
                                JANUARY 1, 1999

     The Loomis Sayles Investment Trust (the "Trust") is a group of seven mutual funds including the Loomis Sayles Core Growth Fund (the "Fund"). The other series, which are described in separate prospectuses, are:

                 Loomis Sayles California Tax-Free Income Fund
                     Loomis Sayles Core Fixed Income Fund
                        Loomis Sayles Fixed Income Fund
                  Loomis Sayles High Yield Fixed Income Fund
             Loomis Sayles Intermediate Duration Fixed Income Fund
               Loomis Sayles Investment Grade Fixed Income Fund

     Except for the California Tax-Free Income Fund, the funds are designed specifically for tax-exempt investors such as pension plans, endowments and foundations, although other institutions and high net-worth individuals are eligible to invest. Each of the funds is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each of the funds.

     This Prospectus concisely describes the information that you should know before investing in the Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information dated January 1, 1999 is available free of charge; to obtain a free copy or to make any inquiries about the Fund write to Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111 or telephone (888) 226-9699. The Statement of Additional Information, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

SUMMARY OF EXPENSES........................................................  -3-

FINANCIAL HIGHLIGHTS.......................................................  -4-

PRIOR PERFORMANCE..........................................................  -5-

THE TRUST..................................................................  -6-

INVESTMENT OBJECTIVE AND POLICIES..........................................  -6-

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS..............................  -6-

THE FUND'S INVESTMENT ADVISER..............................................  -8-

FUND EXPENSES..............................................................  -8-

PORTFOLIO TRANSACTIONS.....................................................  -8-

HOW TO PURCHASE SHARES.....................................................  -9-

HOW TO REDEEM SHARES.......................................................  -9-

OTHER INFORMATION.......................................................... -10-

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES............................ -10-

                              SUMMARY OF EXPENSES

     The following information is provided to assist you in understanding the various costs and expenses that, as an investor in the Fund, you will bear directly or indirectly. The information is based on expenses for the Fund's most recent fiscal year. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the assumed 5% annual return in the example should not be considered a representation of investment performance, as actual performance will depend upon the actual investment results of securities held in the Fund's portfolio.

         Shareholder Transaction Expenses:
           Maximum Sales Load Imposed on
            Purchases (as a percentage of offering price)        none
           Maximum Sales Load Imposed on
            Reinvested Dividends (as a percentage of
            offering price)                                      none
           Deferred Sales Load (as a percentage of original
            purchase price or redemption
            proceeds as applicable)                              none
           Redemption Fees (as a percentage of amount
           redeemed)                                             none
           Exchange Fees                                         none

         Annual Fund Operating Expenses
          (as a percentage of average net assets):
           Management Fees (after expense
            limitation)                                          .50%
            12b-1 Fees                                           none
            Other Operating Expenses/1/                          .15%
            Total Fund Operating Expenses (after expense
               limitation)/1/                                    .65%

         Example
           You would pay the following
            expenses on a $1,000 investment
            assuming a 5% annual return
            (with or without a redemption at
            the end of each time period):

            One Year                                             $ 7
            Three Years                                          $21
            Five Years                                           $36
            Ten Years                                            $81

         ______________________

         /1/ Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total Fund operating expenses to the percentage of average net assets shown above. In the absence of the voluntary expense limitation, Other Operating Expenses and Total Fund Operating Expenses for the most recent fiscal year would have been 0.53% and 1.03%, respectively.

                             FINANCIAL HIGHLIGHTS

     The financial highlights table that follows is for periods after March 7, 1997. The following information should be read in conjunction with the financial highlights, financial statements, and notes thereto that have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon appears in the Fund's 1998 Annual Report, which is incorporated by reference into this Prospectus and the Statement of Additional Information.

                                                                      +Nine Months Ended       March 7 ++ through
                                                                      September 30, 1998       December 31, 1997
                                                                      ------------------       ------------------
Net asset value, beginning period...................................        $ 12.26                  $ 12.27
Income from investment operations -
  Net investment income.............................................           0.10                     0.07
  Net realized and unrealized gain (loss) on investments............           1.23                     0.92
                                                                            -------                  -------
Total from investment operations....................................           1.33                     0.99
Less distributions -
  Dividends from net investment income..............................           0.00                    (0.10)
  Distributions from net realized capital gains.....................           0.00                    (0.90)
                                                                            -------                  -------
  Total distributions...............................................           0.00                    (1.00)
                                                                            -------                  -------
Net asset value, end of period......................................        $ 13.59                  $ 12.26
                                                                            =======                  =======
Total return (%)....................................................           10.9**                    8.2**
Net assets, end of period (000).....................................        $20,910                  $38,544
Ratio of operating expenses to average net assets (%)...............           0.65*                    0.65*
Ratio of net investment income to average net assets (%)............           0.74*                    0.81*
Portfolio turnover rate (%).........................................             96**                     91**
Without giving effect to the voluntary expense limitations:
  The ratio of operating expenses to average net assets
  would have been (%)...............................................           1.03*                    0.90*
The net investment income per share would have been.................        $  0.05                  $  0.05


+ The Fund's fiscal year end has changed to September 30 from December 31. ++Date of effectiveness of the Fund's registration statement under the
  Securities Act of 1933, as amended.
* Annualized.
**Not annualized.


Further information about the performance of the Fund is contained in the Fund's semiannual and annual reports to shareholders, copies of which may be obtained without charge by writing or telephoning the Trust at the address and telephone number stated on the cover of this Prospectus.

                               PRIOR PERFORMANCE

    (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT THE INDICATED PERIODS)

     The information presented below, for the periods indicated, relates to periods prior to the effectiveness of the Fund's registration statement under the Securities Act of 1933, as amended (the "1933 Act"). The following information should be read in conjunction with the financial highlights, financial statements, and notes thereto that have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon appears in the Fund's 1998 Annual Report, which is incorporated by reference into this Prospectus and the Statement of Additional Information. The Fund is managed in a manner that is in all material respects similar to the manner in which it was managed prior to the effectiveness of its registration statement under the 1933 Act.

                                                                                                                    October 1*
                                                                                                                     through
                                                                      January 1, 1997           Year Ended           December
                                                                      through March 6,          December 31,            31,
                                                                            1997                   1996                1995
                                                                            ----                   ----                ----
Net asset value, beginning period.................................        $  11.48                $ 10.02             $ 10.00
Income from investment operations -
  Net investment income...........................................            0.03                   0.10                0.02
  Net realized and unrealized gain (loss) on investments..........            0.76                   1.47                0.02
                                                                          --------                -------             -------
Total from investment operations..................................            0.79                   1.57                0.04
                                                                          --------                -------             -------
Less distributions -
  Dividends from net investment income............................            0.00                  (0.11)              (0.02)

                                                                          $  12.27                  11.48               10.02
Net asset value, end of period....................................        ========                =======             =======

Total return (%)..................................................             6.9***                15.6                 0.4***
Net assets, end of period (000)...................................        $ 25,885                $21,906             $ 7,609
Ratio of operating expenses to average net assets (%).............            0.65**                 0.65                0.65**
Ratio of net investment income to average net assets (%)..........            1.21**                 1.10                1.36**
Portfolio turnover rate (%).......................................              17***                  97                  22***
Without giving effect to the voluntary expense limitations:
  The ratio of operating expenses to average net assets
  would have been (%).............................................            0.83**                 0.89                1.43**
The net investment income per share would have been...............        $   0.02                $  0.08             $  0.01

  * Commencement of operations.
 ** Annualized.
*** Not annualized.

                                   THE TRUST

     The Fund is a series of the Trust. The Trust is a diversified open-end management investment company which was organized as a Massachusetts business trust on December 23, 1993. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees (the "Trustees") and to cast a vote for each share held (with a fractional vote for each fractional share held) at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trustees.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is long-term growth of capital.

     The Fund seeks to attain its objective by identifying, and investing in the common stock of, companies that will report above average and better than consensus earnings growth over several years. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks and other equity securities. While this approach will often lead to investing in "traditional" growth companies, it may also encompass investments in such areas as revitalized industries, restructured companies and cyclically sensitive companies at the early stages of an economic advance. In addition to superior earnings prospects, the Fund looks for companies undergoing qualitative improvement likely to result in an upgraded valuation. Although such companies may present greater opportunity for capital appreciation, investors should be aware that greater risk may be associated with investments in such companies than with equity securities generally. The Fund may also invest in securities issued or guaranteed by the U.S. Government, its authorities, agencies or instrumentalities and certificates representing undivided interests in the interest or principal of U.S. Treasury securities (collectively, "U.S. Government Securities"), when-issued securities, convertible securities, zero coupon bonds, and real estate investment trusts ("REITs"), which are described herein (together with their related risks) under "More Information About the Fund's Investments."

     Some of the Fund's investment restrictions are "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. Such restrictions include: (1) a restriction prohibiting the Fund from making loans; (2) a restriction prohibiting the Fund from purchasing a security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry; (3) a restriction prohibiting the Fund from borrowing money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and from borrowing any money except as a temporary measure for extraordinary or emergency purposes; and (4) a restriction prohibiting the Fund from purchasing any illiquid security including a security that is not readily marketable if, as a result, more than 15% of the Fund's net assets based on current value would then be invested in such securities. For additional investment restrictions, see the Statement of Additional Information.

     Although authorized to invest in restricted securities, the Fund, as a matter of nonfundamental operating policy, currently does not intend to invest in such securities, other than Rule 144A securities that are described below.

     The investment objective of the Fund is "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. All investment policies other than those that are identified as "fundamental" may be changed by the Trustees without a vote of the Fund's shareholders.


                 MORE INFORMATION ABOUT THE FUND'S INVESTMENTS

     The net asset value of the Fund's shares will vary as a result of changes in the value of securities in the Fund's portfolio. The following describes the securities in which the Fund will principally invest and the risks associated with them. Additional information about the Fund's investment practices can be found in the Statement of Additional Information.

EQUITY SECURITIES
-----------------

     While offering greater potential for long-term growth, equity securities are more volatile and more risky than some other forms of investment. The Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some over-the-counter securities may be more difficult to sell under some market conditions.

SMALL COMPANIES
---------------

     The Fund may invest in the securities of companies with smaller capitalization. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of funds that invest in companies with small capitalization therefore may fluctuate more widely than market averages.

REAL ESTATE INVESTMENT TRUSTS
-----------------------------

     The Fund may invest in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs {area} are also subject to the possibilities of failing to qualify for tax-free pass-though of income under the Internal Revenue code of 1986, as amended (the "Code"), and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

     Investment in REITs involves risk similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger securities.

WHEN-ISSUED SECURITIES
----------------------

     The Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is issued. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. If the Fund has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

RULE 144A SECURITIES
--------------------

     The Fund may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid.

YEAR 2000
---------

     Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. Loomis Sayles has advised the Fund that it is reviewing all of its computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, Loomis Sayles has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Fund and Loomis Sayles have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Fund may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.


                         THE FUND'S INVESTMENT ADVISER

     The Fund's investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms.

     The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

     In addition to selecting and reviewing the Fund's investments, Loomis Sayles provides executive and other personnel for the management of the Fund. The Board of Trustees supervises Loomis Sayles's conduct of the affairs of the Fund.

     The portfolio manager for the Fund since inception has been Quentin P. Faulkner. Mr. Faulkner is a Vice President of Loomis Sayles and joined Loomis Sayles in 1970.

                                 FUND EXPENSES

     The Fund pays Loomis Sayles a monthly investment advisory fee. This fee is paid at the annual rate of .50% of the Fund's average daily net assets.

     In addition to the investment advisory fee, the Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees of the Fund's custodian, independent accountants and legal counsel and fees of the Trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.

     Loomis Sayles has voluntarily undertaken for an indefinite period to waive its fees and, to the extent necessary, to bear other Fund expenses in order to limit the Fund's total operating expenses to .65% of average annual net assets.

                            PORTFOLIO TRANSACTIONS

     Loomis Sayles selects brokers and dealers to execute portfolio transactions for the Fund. Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may result in higher costs such as higher brokerage commissions and higher levels of taxable gains. Portfolio turnover rates for the life of the Fund are set forth above under the headings "Financial Highlights" and "Prior Performance." See "Dividends, Capital Gain Distributions and Taxes" for information on the tax consequences of investing in the Fund.

                            HOW TO PURCHASE SHARES

     You may make an initial purchase of shares of the Fund by submitting a completed application form and payment to Loomis Sayles. The minimum initial investment in the Fund is $2,500,000. Subsequent investments must be at least $50,000. The Trust reserves the right to waive these minimums in its sole discretion.

     Shares of the Fund may be purchased by exchange of (i) cash, (ii) securities on deposit with a custodian acceptable to Loomis Sayles or (iii) a combination of such securities and cash. Purchase of shares of the Fund in exchange for securities is subject in each case to the determination by Loomis Sayles that the securities to be exchanged are acceptable for purchase by the Fund. Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets, as described below, as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange of any securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling (888) 226-9699.

     Loomis Sayles will not approve the acceptance of securities in exchange for shares of the Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the 1933 Act or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of the Fund's shares may purchase additional Fund shares by the exchange of securities.

     Upon acceptance of your order, the Trust opens an account for you, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction. After an account has been established, you may send subsequent investments at any time.

     The Trust reserves the right to reject any purchase order for any reason which the Trust in its sole discretion deems appropriate. Although the Trust does not anticipate that it will do so, the Trust reserves the right to suspend or change the terms of the offering of its shares.

     The price you pay will be the per share net asset value next calculated after a proper investment order is received by the Trust. Shares of the Fund are sold without any sales charge. The net asset value of the Fund's shares is calculated by dividing the Fund's net assets by the number of shares outstanding. Net asset value is calculated at least weekly and as of the close of the New York Stock Exchange (the "Exchange") on each day on which an order for purchase or redemption of Fund shares is received and on which the Exchange is open for unrestricted trading. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.

                             HOW TO REDEEM SHARES

     You can redeem your shares by sending a written request to the Trust.

     The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the written request in the exact names in which the shares are registered and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

     The redemption price will be the net asset value per share next determined after the written redemption request is received by the Trust in proper form. The Trust usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Trust by calling (888) 226-9699 for details.

     Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. If you purchased your shares by check and your check was deposited less than fifteen days prior to the redemption request, the Trust may withhold redemption proceeds until your check has cleared.

     Redemption proceeds may be made in money or in kind, or partly in money and partly in kind, as determined by the Trust.

     The Fund may suspend the right of redemption and may postpone payment for more than seven days when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

                               OTHER INFORMATION

     The Board of Trustees may, without shareholder approval, divide the Trust's shares of beneficial interest into multiple series. The Trust is currently divided into seven series, including the Fund and the other funds listed on the cover of this Prospectus.

     As of October 31, 1998, Brockton Health Corp. Endowment and Brockton Hospital Pension Trust, may each be deemed to control the Fund because each possessed beneficial ownership, either directly or indirectly, of more than 25% of the Fund's shares.

     The Fund's investment performance may from time to time be included in advertisements about the Fund.

     Total return for the Fund is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gain distributions).

     All data are based on the Fund's past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

     Because the Fund is designed primarily for tax-exempt investors such as pension plans, endowments and foundations, the Fund is not managed with a view to reducing taxes. The Fund pays any net investment income to shareholders as dividends annually. Any capital gain distributions are normally made annually in December, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Trustees. The Fund distributes all of its net realized capital gains after applying any capital loss carryovers. The Trustees may change the frequency with which the Fund declares or pays dividends.

     Your dividends and capital gain distributions will automatically be reinvested in additional shares of the Fund on the payment date unless you have elected to receive cash. Dividends and capital gain distributions will be taxed as described below whether received in cash or in additional shares.

     The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. As such, so long as the Fund distributes substantially all its net investment income and net realized capital gains to its shareholders on a current basis, the Fund itself does not pay any federal income or excise tax. The Fund intends to make sufficient distributions to be relieved of federal taxes.

     Income dividends and short-term capital gain distributions are treated as ordinary income to you whether distributed in cash or additional shares. Distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable as such (generally at a 20% rate for noncorporate shareholders) whether distributed in cash or additional shares and regardless of how long you have held your shares.

     A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

     A portion of any dividend from the Fund is expected to be eligible for the dividends-received deduction for corporate shareholders.

     The Trust will send you an annual statement showing the federal tax status of dividends and distributions paid to you during the preceding year.

     The Fund is required to withhold 31% of redemption proceeds, income dividends and capital gain distributions it pays to you (1) if you do not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that you have underreported income in the past, or (3) if you fail to certify to the Fund that you are not subject to such withholding.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty.) The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding tax rules described above. The new regulations will generally be effective for payments made on or after January 1, 1999 (although transition rules will apply.)

     In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in each Fund should consult their advisors with respect to the potential application of these new regulations.



TRANSFER AND DIVIDEND                         INVESTMENT ADVISER
PAYING AGENT AND                              Loomis, Sayles & Company, L.P.
CUSTODIAN OF ASSETS                           One Financial Center
State Street Bank and Trust Company           Boston, Massachusetts  02111
Boston, Massachusetts 02102

                        LOOMIS SAYLES INVESTMENT TRUST

                        LOOMIS SAYLES FIXED INCOME FUND

                             ONE FINANCIAL CENTER
                         BOSTON, MASSACHUSETTS  02111
                                (888) 226-9699

                                  PROSPECTUS
                                JANUARY 1, 1999

     The Loomis Sayles Investment Trust (the "Trust") is a group of seven mutual funds including the Loomis Sayles Fixed Income Fund (the "Fund"). The other series, which are described in separate prospectuses, are:

                 Loomis Sayles California Tax-Free Income Fund
                     Loomis Sayles Core Fixed Income Fund
                        Loomis Sayles Core Growth Fund
                  Loomis Sayles High Yield Fixed Income Fund
             Loomis Sayles Intermediate Duration Fixed Income Fund
               Loomis Sayles Investment Grade Fixed Income Fund

     Except for the California Tax-Free Income Fund, the funds are designed specifically for tax-exempt investors such as pension plans, endowments and foundations, although other institutions and high net-worth individuals are eligible to invest. Each of the funds is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each of the funds.

     This Prospectus concisely describes the information that you should know before investing in the Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information dated January 1, 1999 is available free of charge; to obtain a free copy or to make any inquiries about the Fund write to Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111 or telephone (888) 226-9699. The Statement of Additional Information, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

SUMMARY OF EXPENSES........................................................  -3-

FINANCIAL HIGHLIGHTS.......................................................  -4-

PRIOR PERFORMANCE..........................................................  -5-

THE TRUST..................................................................  -6-

INVESTMENT OBJECTIVE AND POLICIES..........................................  -6-

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS..............................  -7-

THE FUND'S INVESTMENT ADVISER.............................................. -12-

FUND EXPENSES.............................................................. -12-

PORTFOLIO TRANSACTIONS..................................................... -13-

HOW TO PURCHASE SHARES..................................................... -13-

HOW TO REDEEM SHARES....................................................... -14-

OTHER INFORMATION.......................................................... -15-

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES............................ -14-

APPENDIX A................................................................. -A1-

                              SUMMARY OF EXPENSES

     The following information is provided to assist you in understanding the various costs and expenses that, as an investor in the Fund, you will bear directly or indirectly. The information is based on expenses for the Fund's most recent fiscal year. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the assumed 5% annual return in the example should not be considered a representation of investment performance, as actual performance will depend upon the actual investment results of securities held in the Fund's portfolio.

Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on
  Purchases (as a percentage of offering price)             none
 Maximum Sales Load Imposed on
  Reinvested Dividends (as a percentage of
  offering price)                                           none
 Deferred Sales Load (as a percentage of
  original purchase price or redemption
  proceeds, as applicable)                                  none
 Redemption Fees (as a percentage of
  amount redeemed)                                          none
 Exchange Fees                                              none

Annual Fund Operating Expenses
(as a percentage of average net assets):
  Management Fees (after expense limitation)/1/             .50%

  Other Operating Expenses (after expense limitation)/1/    .15%
  Total Fund Operating Expenses (after expense
     limitation)/1/                                         .65%

Example
 You would pay the following
  expenses on a $1,000 investment
  assuming a 5% annual return
  (with or without a redemption at
  the end of each time period):

  One Year                                                  $ 7
  Three Years                                               $21
  Five Years                                                $36
  Ten Years                                                 $81

__________________

     /1/ Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total Fund operating expenses to the percentage of average net assets shown above. In the absence of the voluntary expense limitation, Other Operating Expenses and Total Fund Operating Expenses for the most recent fiscal year would have been 0.18% and 0.68%, respectively.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table that follows is for the periods after March 7, 1997. The following information should be read in conjunction with the financial highlights, financial statements, and notes thereto that have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon appears in the Fund's 1998 Annual Report, which is incorporated by reference into this Prospectus and the Statement of Additional Information.

                                                                     +Nine Months Ended         March 7 ++ through
                                                                     September 30, 1998         December 31, 1997
                                                                     ------------------         -----------------
Net asset value, beginning period............................            $  12.59                    $  12.26

Income from investment operations -
  Net investment income......................................                0.57                        0.53
  Net realized and unrealized gain (loss) on investments.                   (0.62)                       0.90
                                                                         --------                    --------
Total from investment operations.............................               (0.05)                       1.43
Less distributions -
  Dividends from net investment income.......................                0.00                       (0.75)
  Distributions from net realized capital gains..............               (0.07)                      (0.35)
                                                                         --------                    --------
  Total distributions........................................               (0.07)                      (1.10)
                                                                         --------                    --------
Net asset value, end of period...............................               12.47                    $  12.59
                                                                         ========                    ========
Total return (%).............................................                (0.4)**                     11.7**
Net assets, end of period (000)..............................             248,329                    $173,048
Ratio of operating expenses to average net assets (%)........                0.65*                       0.65*
Ratio of net investment income to average net assets (%).....                7.37*                       7.31*
Portfolio turnover rate (%)..................................                  31**                        38**
Without giving effect to the voluntary expense limitations:
  The ratio of operating expenses to average net assets
  would have been (%)........................................                0.68*                       0.71*
The net investment income per share would have been..........            $   0.57                    $   0.53


+ The Fund's fiscal year end has changed to September 30 from December 31. ++ Date of effectiveness of the Fund's registration statement under the
   Securities Act of 1933, as amended.
*  Annualized.
** Not annualized.



     Further information about the performance of the Fund is contained in the Fund's semiannual and annual reports to shareholders, copies of which may be obtained without charge by writing or telephoning the Trust at the address and telephone number stated on the cover of this Prospectus.

                               PRIOR PERFORMANCE

    (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT THE INDICATED PERIODS)


     The information presented below, for the periods indicated, relates to periods prior to the effectiveness of the Fund's registration statement under the Securities Act of 1933, as amended (the "1933 Act"). The following information should be read in conjunction with the financial highlights, financial statements, and notes thereto that have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon appears in the Fund's 1998 Annual Report, which is incorporated by reference into this Prospectus and the Statement of Additional Information. The Fund is managed in a manner that is in all material respects similar to the manner in which it was managed prior to the effectiveness of its registration statement under the 1933 Act.

                                                                                                    January 17*
                                                              January 1, 1997      Year Ended        through
                                                              through March 6,    December 31,     December 31,
                                                                   1997               1996            1995
                                                             -----------------    ------------     ------------
Net asset value, beginning of period........................       $ 12.08           $ 12.08       $  10.00

Income from investment operations -
   Net investment income....................................          0.19              0.91           0.53
   Net realized and unrealized gain (loss) on investments...         (0.01)             0.27           2.21
                                                                   -------           -------       --------
     Total from investment operations.......................          0.18              1.18           2.74
                                                                   -------           -------       --------

Less distributions -
   Dividends from net investment income.....................          0.00             (0.90)         (0.52)
   Distributions from net realized capital gains............          0.00             (0.28)         (0.14)
                                                                   -------
     Total distributions....................................          0.00             (1.18)         (0.66)
                                                                   -------
Net asset value, end of period..............................       $ 12.26           $ 12.08       $  12.08
                                                                   =======           =======       ========

Total return (%)............................................           1.5***            9.8           27.4***
Net assets, end of period (000).............................       $97,132           $91,746       $ 58,332
Ratio of operating expenses to average net assets (%).......          0.65**            0.62           0.75**
Ratio of net investment income to
   average net assets (%)...................................          9.00**            7.97           8.15**
Portfolio turnover rate (%).................................          2   ***          90             76   ***
Without giving effect to the  voluntary expense
    limitation:
    The ratio of operating expenses to
      average net assets would have been (%)................          0.65**            0.62           0.83**
    The net investment income per share would have been.....       $  0.19           $  0.91       $   0.52

  * Commencement of operations.
 ** Annualized.
*** Not annualized.

                                   THE TRUST

     The Fund is a series of the Trust. The Trust is a diversified open-end management investment company which was organized as a Massachusetts business trust on December 23, 1993. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees (the "Trustees") and to cast a vote for each share held (with a fractional vote for each fractional share held) at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trustees.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

     The Fund seeks to attain its objective by normally investing substantially all of its assets in a broad range of debt securities, although up to 20% of its total assets may be invested in preferred stocks. These debt securities may include corporate securities, securities issued or guaranteed by the U.S. Government, its authorities, agencies or instrumentalities or certificates representing undivided interests in the interest or principal of U. S. Treasury securities ("U.S. Government Securities"), zero coupon securities, collateralized mortgage securities, including interest-only and principal-only ("IOs" and "POs") classes of stripped mortgage-backed securities, convertible bonds, real estate investment trusts ("REITs") and when-issued securities, which are described herein (together with their related risks) under "More Information About the Fund's Investments." Under normal market conditions, the Fund will invest at least 65% of its total assets in fixed income securities. The Fund may invest any portion of its assets in securities of Canadian issuers, and a limited portion of its assets in securities of other foreign issuers. See "More Information About the Fund's Investments; Foreign Securities."

     The Fund may invest up to 35% of its total assets in securities of below investment grade quality, which are securities rated below BBB by Standard & Poor's ("S&P") and below Baa by Moody's Investors Service, Inc. ("Moody's"), and in unrated securities determined by Loomis Sayles to be of comparable quality. Securities of below investment grade quality are commonly referred to as "junk bonds." See "More Information About the Fund's Investments; Lower Rated Fixed Income Securities." The Fund may continue to hold securities that are downgraded in quality subsequent to their purchase if, in the opinion of Loomis Sayles, it would be advantageous to do so.

     The percentages of the Fund's net assets invested during the 1998 fiscal period ended September 30, 1998 in securities assigned to the various rating categories by S&P and Moody's, at the time of purchase or, if unrated, determined by Loomis Sayles to be of comparable quality, were as follows:

                                             Moody's        Unrated*
                                             -------        --------
Aaa.....................................      13.15%           __
Aa......................................      10.96%           __
A.......................................      11.35%          0.85%
Baa.....................................      24.92%          0.20%
Ba......................................      13.39%          3.78%
B.......................................      13.36%           __
Caa.....................................       3.23%           __
Ca......................................       0.52%           __
C.......................................        __             __
-/D.....................................        __             __

*Unrated by Moody's but determined to be of comparable quality by Loomis
Sayles.

     Some of the Fund's investment restrictions are "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. Such restrictions include: (1) a restriction prohibiting the Fund from making loans; (2) a restriction prohibiting the Fund from purchasing a security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry; (3) a restriction prohibiting the Fund from borrowing money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and from borrowing any money except as a temporary measure for extraordinary or emergency purposes; and (4) a restriction prohibiting the Fund from purchasing any illiquid security including a security that is not readily marketable if, as a result, more than 15% of the Fund's net assets based on current value would then be invested in such security. For additional investment restrictions, see the Statement of Additional Information.

     Although authorized to invest in restricted securities, the Fund, as a matter of nonfundamental operating policy, currently does not intend to invest in such securities, other than Rule 144A securities that are described below.

     The investment objective of the Fund is "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. All investment policies other than those that are identified as "fundamental" may be changed by the Trustees without a vote of the Fund's shareholders.

                 MORE INFORMATION ABOUT THE FUND'S INVESTMENTS

     The net asset value of the Fund's shares will vary as a result of changes in the value of securities in the Fund's portfolio. The following describes the types of securities in which the Fund will principally invest and the risks associated with them. Additional information about the Fund's investment practices can be found in the Statement of Additional Information.

FIXED INCOME SECURITIES
-----------------------

     The Fund may invest in fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of foreign and domestic private issuers. The Fund may also invest in other debt securities that pay a rate of interest or dividends that is adjusted periodically by reference to some specified index or market rate. Such securities are included within the definition of fixed income securities as used in this Prospectus other than for purposes of determining compliance with the Fund's investment policy of investing, under normal market conditions, at least 65% of its total assets in fixed income securities. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period.

     Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Generally, the longer the maturity of a fixed income security, the greater the fluctuations in its value because of market and credit risk.

U.S. GOVERNMENT SECURITIES
--------------------------

     U.S. Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

     Although U.S. Government Securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government Securities will fluctuate as interest rates change. Thus, for example, the value of an investment in U.S. Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities tend to be lower than those of other fixed income securities of comparable maturities.

     Some U.S. Government Securities, such as Government National Mortgage Association Certificates ("GNMA"), are known as "mortgage-backed" securities, representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government Securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities. See "Collateralized Mortgage Obligations" below for additional information regarding the risks associated with mortgage-backed securities.

     In addition to investing directly in U.S. Government Securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Treasury securities. These investment instruments may be highly volatile.

ZERO COUPON SECURITIES
----------------------

     The Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. The Fund is required to distribute the income on zero coupon securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may be forced to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities is generally more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

MORTGAGE-BACKED SECURITIES
--------------------------

     The Fund may invest in mortgage-backed securities, such as GNMA or Fannie Mae certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

COLLATERALIZED MORTGAGE OBLIGATIONS
-----------------------------------

     The Fund may invest in collateralized mortgage obligations ("CMOs"). A CMO is a limited recourse security backed by a portfolio of mortgages or, more typically, by mortgage-backed securities held under an indenture. CMOs may be issued by instrumentalities of the U.S. Government or by non-governmental entities. The issuer's obligation to make interest and principal payments is derived from and secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal payments on the underlying collateral or a combination thereof. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, the early retirement of a particular class or series of CMOs held by the Fund could involve the loss of any premium the Fund paid when it acquired the investment and could result in the Fund's reinvesting the proceeds at a lower interest rate than the interest rate paid by the retired CMO. Because of the early retirement feature, CMOs may be more volatile than many other fixed income investments. In addition, slower than anticipated prepayments on the underlying mortgages can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities.

ASSET-BACKED SECURITIES
-----------------------

     The Fund may invest in asset-backed securities. Through the use of trusts and special purpose corporations, automobile and credit card receivables are securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

STRIPPED MORTGAGE-BACKED SECURITIES
-----------------------------------

     The Fund may invest in interest-only and principal-only ("IOs" and "POs") classes of mortgage-backed securities. The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

     In either event, the secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

CONVERTIBLE SECURITIES
----------------------

     Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity security, however, so that when the price of the underlying equity security falls, the decline in the price of the convertible security may sometimes be less substantial than that of the underlying equity security. Due to the conversion feature, convertible securities generally yield less than nonconvertible securities of similar credit quality and maturity. The Fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. Because conversion of such securities is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

REAL ESTATE INVESTMENT TRUSTS
-----------------------------

     The Fund may invest in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-though of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

     Investment in REITs involves risk similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger securities.

WHEN-ISSUED SECURITIES
----------------------

     The Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is issued. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually held in its portfolio at the time. When the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

RULE 144A SECURITIES
--------------------

     The Fund may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid.


LOWER RATED FIXED INCOME SECURITIES
-----------------------------------

     The Fund may invest a portion of its assets in securities rated below investment grade ("lower rated fixed income securities"), including securities in the lowest rating categories, and unrated securities determined by Loomis Sayles to be of comparable quality. Lower rated fixed income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the Fund's investment objective through investments in lower rated fixed income securities may be more dependent on Loomis Sayles's credit analysis than is the case with higher quality bonds. The market for lower rated fixed income securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases. The value and liquidity of lower rated fixed income securities may be diminished by adverse publicity and investor perceptions. In addition, legislation that limits the tax benefits to issuers or holders of taxable lower rated fixed income securities or that limits the ability of certain categories of financial institutions to invest in these securities may adversely affect their market value. The secondary market for lower rated fixed income securities may be less liquid than the secondary market for higher rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the valuation and sale of these securities by the Fund more difficult. Certain lower rated fixed income securities do not pay interest on a current basis. However, the Fund will accrue and distribute this interest on a current basis, and may be required to sell securities at times when Loomis Sayles would not otherwise deem it advisable to do so in order to generate cash for distributions. Securities of below investment grade quality are commonly referred to as "junk bonds." Securities in the lowest rating categories may be in poor standing or in default. Investment grade fixed income securities may share some of the characteristics of lower rated fixed income securities described above.

FOREIGN SECURITIES
------------------

     The Fund may invest in securities of issuers organized or headquartered outside the United States ("foreign securities"). The Fund will not purchase a foreign security (for purposes of this limitation securities of Canadian issuers publicly traded in the United States will not be treated as foreign securities) if, as a result, the Fund's total holdings of foreign securities would exceed 20% of the Fund's total assets.

     Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations. In addition, the remedies of the Fund may be extremely limited if a foreign issuer defaults on its obligations.

     The Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

     Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which the Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

     In addition, although part of the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

YEAR 2000
---------

     Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders.
Loomis Sayles has advised the Fund that it is reviewing all of its computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, Loomis Sayles has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Fund and Loomis Sayles have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Fund may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.



                         THE FUND'S INVESTMENT ADVISER

     The Fund's investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms.

     The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

     In addition to selecting and reviewing the Fund's investments, Loomis Sayles provides executive and other personnel for the management of the Fund. The Board of Trustees supervises Loomis Sayles's conduct of the affairs of the Fund.

     The portfolio manager for the Fund since its inception has been Daniel J. Fuss, who has been with Loomis Sayles since 1976 and is head of the Fixed Income Management Group. Mr. Fuss is an Executive Vice President and Director of Loomis Sayles.

                                 FUND EXPENSES

     The Fund pays Loomis Sayles a monthly investment advisory fee. This fee is paid at the annual rate of 0.50% of the Fund's average daily net assets.

     In addition to the investment advisory fee, the Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees of the Fund's custodian, independent accountants and legal counsel and fees of the Trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.

     Loomis Sayles has voluntarily undertaken for an indefinite period to waive its fees and, to the extent necessary, to bear other Fund expenses in order to limit the Fund's total operating expenses to .65% of average annual net assets.

                            PORTFOLIO TRANSACTIONS

     Loomis Sayles selects brokers and dealers to execute portfolio transactions for the Fund. Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may result in higher costs such as higher brokerage commissions and higher levels of taxable gains. Portfolio turnover rates for the life of the Fund are set forth above under the headings "Financial Highlights" and "Prior Performance." See "Dividends, Capital Gain Distributions and Taxes" for information on the tax consequences of investing in the Fund.

                            HOW TO PURCHASE SHARES

     You may make an initial purchase of shares of the Fund by submitting a completed application form and payment to Loomis Sayles.

     The minimum initial investment in the Fund is $3,000,000. Subsequent investments must be at least $50,000. The Trust reserves the right to waive these minimums in its sole discretion.

     Shares of the Fund may be purchased by exchange of (i) cash, (ii) securities on deposit with a custodian acceptable to Loomis Sayles or (iii) a combination of such securities and cash. Purchase of shares of the Fund in exchange for securities is subject in each case to the determination by Loomis Sayles that the securities to be exchanged are acceptable for purchase by the Fund. Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets, as described below, as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling (888) 226-9699.

     Loomis Sayles will not approve the acceptance of securities in exchange for shares of the Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the 1933 Act or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of the Fund's shares may purchase additional Fund shares by the exchange of securities.

     Upon acceptance of your order, the Trust opens an account for you, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction. After an account has been established, you may send subsequent investments at any time.

     The Trust reserves the right to reject any purchase order for any reason which the Trust in its sole discretion deems appropriate. Although the Trust does not anticipate that it will do so, the Trust reserves the right to suspend or change the terms of the offering of its shares.

     The price you pay will be the per share net asset value next calculated after a proper investment order is received by the Trust. Shares of the Fund are sold without any sales charge. The net asset value of the Fund's shares is calculated by dividing the Fund's net assets by the number of shares outstanding. Net asset value is calculated at least weekly and as of the close of the New York Stock Exchange (the "Exchange") on each day on which an order for purchase or redemption of Fund shares is received and on which the Exchange is open for unrestricted trading. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.

                             HOW TO REDEEM SHARES

     You can redeem your shares by sending a written request to the Trust.

     The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the written request in the exact names in which the shares are registered and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

     The redemption price will be the net asset value per share next determined after the written redemption request is received by the Trust in proper form. The Trust usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Trust by calling (888) 226-9699 for details.

     Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. If you purchased your shares by check and your check was deposited less than fifteen days prior to the redemption request, the Trust may withhold redemption proceeds until your check has cleared.

     Redemption proceeds may be made in money or in kind, or partly in money and partly in kind, as determined by the Trust.

     The Fund may suspend the right of redemption and may postpone payment for more than seven days when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

                               OTHER INFORMATION

     The Trustees may, without shareholder approval, divide the Trust's shares of beneficial interest into multiple series. The Trust is currently divided into seven series, including the Fund and the other funds listed on the cover of this Prospectus.

     The Fund's investment performance may from time to time be included in advertisements about the Fund.

     The Fund's yield will be computed by dividing the Fund's net investment income per share for a recent 30-day period by the maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period.

     Total return for the Fund is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gain distributions).

     All data are based on the Fund's past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

     Because the Fund is designed primarily for tax-exempt investors such as pension plans, endowments and foundations, the Fund is not managed with a view to reducing taxes. The Fund pays any net investment income to shareholders as dividends annually in December. The Fund also distributes all of its net realized capital gains after applying any capital loss carryovers. Any capital gain distributions are normally made annually in December, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Trustees. The Trustees may change the frequency with which the Fund declares or pays dividends.

     Your dividends and capital gain distributions will automatically be reinvested in additional shares of the Fund on the payment date unless you have elected to receive cash. Dividends and capital gain distributions will be taxed as described below whether received in cash or in additional shares.

     The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. As such, so long as the Fund distributes substantially all its net investment income and net realized capital gains to its shareholders on a current basis, the Fund itself does not pay any federal income or excise tax. The Fund intends to make sufficient distributions to be relieved of federal taxes.

     Income dividends and short-term capital gain distributions are treated as ordinary income to you whether distributed in cash or additional shares. Distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable as such (generally at a 20% rate for noncorporate shareholders) whether distributed in cash or additional shares and regardless of how long you have held your shares. However, any loss recognized by you on the taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distribution you received with respect to the shares.

     A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

     The Fund is required to withhold 31% of redemption proceeds, income dividends and capital gain distributions it pays to you (1) if you do not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that you have underreported income in the past, or (3) if you fail to certify to the Fund that you are not subject to such withholding.

     In January of each year, the Trust will send you a statement showing the federal tax status of dividends and distributions paid to you during the preceding year.

     The foregoing summarizes certain U.S. federal income tax consequences of investing in the Fund. Before investing, you should consult your own tax adviser for more information concerning the federal, foreign, state and local tax consequences of investing in, redeeming or exchanging Fund shares.



TRANSFER AND DIVIDEND                        INVESTMENT ADVISER
PAYING AGENT AND                             Loomis, Sayles & Company, L.P.
CUSTODIAN OF ASSETS                          One Financial Center
State Street Bank and Trust Company          Boston, Massachusetts  02111
Boston, Massachusetts 02102

                                                                      APPENDIX A
                    DESCRIPTION OF BOND RATINGS ASSIGNED BY
                             STANDARD & POOR'S AND
                        MOODY'S INVESTORS SERVICE, INC.

STANDARD & POOR'S
-----------------

                                      AAA

This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                                      AA

Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                       A

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                      BBB

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

                                BB, B, CCC, CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

The rating C is reserved for income bonds on which no interest is being paid.

                                       D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

                                       r

This symbol is attached to the ratings of instruments with significant noncredit risks such as risks to principal or volatility of expected returns.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

                                      Aaa

Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      Aa

Bonds that are rated Aa are judged to be high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there are other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                      Baa

Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                                      Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3.   There is lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1, and those with the weakest investment attributes are designated by the symbols Aa3, A3, Baa3, Ba3 and B3.

                        LOOMIS SAYLES INVESTMENT TRUST

                  LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND

                             ONE FINANCIAL CENTER
                         BOSTON, MASSACHUSETTS  02111
                                (888) 226-9699

                                  PROSPECTUS
                                JANUARY 1, 1999

     The Loomis Sayles Investment Trust (the "Trust") is a group of seven mutual funds including the Loomis Sayles High Yield Fixed Income Fund (the "Fund"). The other series, which are described in separate prospectuses, are:

                 Loomis Sayles California Tax-Free Income Fund
                     Loomis Sayles Core Fixed Income Fund
                        Loomis Sayles Core Growth Fund
                        Loomis Sayles Fixed Income Fund
             Loomis Sayles Intermediate Duration Fixed Income Fund
               Loomis Sayles Investment Grade Fixed Income Fund

     Except for the California Tax-Free Income Fund, the funds are designed specifically for tax-exempt investors such as pension plans, endowments and foundations, although other institutions and high net-worth individuals are eligible to invest. Each of the funds is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each of the funds.

     This Prospectus concisely describes the information that you should know before investing in the Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information dated January 1, 1999 is available free of charge; to obtain a free copy or to make any inquiries about the Fund, write to Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111 or telephone(888) 226-9699. The Statement of Additional Information, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND WILL NORMALLY INVEST AT LEAST 65% OF ITS ASSETS IN LOWER RATED FIXED INCOME SECURITIES, COMMONLY KNOWN AS "JUNK BONDS" AND MAY INVEST WITHOUT LIMIT IN SUCH SECURITIES. INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND NON-PAYMENT OF INTEREST. INVESTORS SHOULD ASSESS CAREFULLY THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND. SEE "MORE INFORMATION ABOUT THE FUND'S INVESTMENTS; LOWER RATED FIXED INCOME SECURITIES."

                               TABLE OF CONTENTS

SUMMARY OF EXPENSES.......................................................   -3-

FINANCIAL HIGHLIGHTS......................................................   -4-

PRIOR PERFORMANCE.........................................................   -5-

THE TRUST.................................................................   -6-

INVESTMENT OBJECTIVE AND POLICIES.........................................   -6-

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS.............................   -7-

THE FUND'S INVESTMENT ADVISER.............................................  -12-

FUND EXPENSES.............................................................  -12-

PORTFOLIO TRANSACTIONS....................................................  -12-

HOW TO PURCHASE SHARES....................................................  -12-

HOW TO REDEEM SHARES......................................................  -13-

OTHER INFORMATION.........................................................  -14-

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES...........................  -14-

APPENDIX.................................................................. -A-1-

                              SUMMARY OF EXPENSES

     The following information is provided to assist you in understanding the various costs and expenses that, as an investor in the Fund, you will bear directly or indirectly. The information is based on expenses for the Fund's most recent fiscal year. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the assumed 5% annual return in the example should not be considered a representation of investment performance, as actual performance will depend upon the actual investment results of securities held in the Fund's portfolio.

Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on
  Purchases (as a percentage of offering price)                    none
 Maximum Sales Load Imposed on
  Reinvested Dividends (as a percentage of
  offering price)                                                  none
 Deferred Sales Load (as a percentage of original
  purchase price or redemption
  proceeds as applicable)                                          none
 Redemption Fees (as a percentage of amount
  redeemed)                                                        none
 Exchange Fees                                                     none

Annual Fund Operating Expenses
 (as a percentage of average net assets):
  Management Fees (after expense
  limitation)                                                       .60%
  12b-1 Fees                                                       none
  Other Operating Expenses (after expense
   limitation)/1/                                                   .15%
  Total Fund Operating Expenses (after expense
  limitation)/1/                                                    .75%

Example
 You would pay the following
 expenses on a $1,000 investment
 assuming a 5% annual return
 (with or without a redemption at
 the end of each time period):

 One Year                                                           $8
 Three Years                                                        $24
 Five Years                                                         $42
 Ten Years                                                          $93

___________________________

/1/ Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total Fund operating expenses to the percentage of average net assets shown above. In the absence of the voluntary expense limitation, Other Operating Expenses and Total Fund Operating Expenses for the most recent fiscal year would have been 0.52% and 1.12%, respectively.

                             FINANCIAL HIGHLIGHTS

     The financial highlights table that follows is for periods after March 7, 1997. The following information should be read in conjunction with the financial highlights, financial statements, and notes thereto that have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon appears in the Fund's 1998 Annual Report, which is incorporated by reference into this Prospectus and the Statement of Additional Information.

                                                               +Nine Months Ended       March 7 ++ through
                                                                September 30, 1998      December 31, 1997
                                                                -------------------     -----------------
Net asset value, beginning period............................        $   10.04              $ 10.09

Income from investment operations -
  Net investment income......................................             0.77                 0.62
  Net realized and unrealized gain (loss) on investments.                (2.31)                0.35
                                                                     ---------              -------
Total from investment operations.............................            (1.54)                0.97

Less distributions -
  Dividends from net investment income.......................             0.00                (0.71)
  Distributions from net realized capital gains..............            (0.09)               (0.31)
                                                                     ---------              -------
  Total distributions........................................            (0.09)               (1.02)
                                                                     ---------              -------
Net asset value, end of period...............................        $    8.41              $ 10.04
                                                                     =========              =======

Total return (%).............................................            (15.5)**               9.6**
Net assets, end of period (000)..............................        $  28,742              $28,872
Ratio of operating expenses to average net assets (%)........             0.75*                0.75*
Ratio of net investment income to average net assets (%).....            10.69*                8.77*
Portfolio turnover rate (%)..................................               39**                 64**
Without giving effect to the voluntary expense limitations:
  The ratio of operating expenses to average net assets
  would have been (%)........................................             1.12*                1.15*
The net investment income per share would have been..........        $    0.74              $  0.60

+The Fund's fiscal year end has changed to September 30 from December 31. ++Date of effectiveness of the Fund's registration statement under the Securities Act of 1933, as amended.
*Annualized.
**Not annualized.

Further information about the performance of the Fund is contained in the Fund's semiannual and annual reports to shareholders, copies of which may be obtained without charge by writing or telephoning the Trust at the address and telephone number stated on the cover of this Prospectus.

                               PRIOR PERFORMANCE

    (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT THE INDICATED PERIODS)


     The information presented below, for the periods indicated, relates to periods prior to the effectiveness of the Fund's registration statement under the Securities Act of 1933, as amended (the "1933 Act"). The following information should be read in conjunction with the financial highlights, financial statements, and notes thereto that have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon appears in the Fund's 1998 Annual Report, which is incorporated by reference into this Prospectus and the Statement of Additional Information. The Fund is managed in a manner that is in all material respects similar to the manner in which it was managed prior to the effectiveness of its registration statement under the 1933 Act.

                                                                 January 1,    June 5* through
                                                                1997 through     December 31,
                                                               March 6, 1997         1996
                                                               --------------  ----------------
Net asset value, beginning of period.........................      $   10.16           $ 10.00

Income from investment operations -
   Net investment income.....................................           0.08              0.56
   Net realized and unrealized gain (loss) on investments....          (0.15)             0.21
                                                                   ---------           -------
     Total from investment operations........................          (0.07)             0.77

Less distributions -
   Dividends from net investment income......................           0.00             (0.56)
   Distributions from net realized capital gains.............           0.00             (0.05)
                                                                   ---------           -------
     Total distributions.....................................           0.00             (0.61)
                                                                   ---------           -------

Net asset value, end of period...............................      $   10.09           $ 10.16
                                                                   =========           =======

Total return (%).............................................           (0.7)***           7.7***
Net assets, end of period (000)..............................      $  12,904           $ 3,100
Ratio of operating expenses to average net assets (%)........           0.75**            0.75**
Ratio of net investment income to average net assets (%).....           8.84**            9.42**
Portfolio turnover rate (%)..................................             49***              9***
Without giving effect to the voluntary expense limitations:
   The ratio of operating expenses to average net assets
      would have been (%)....................................           1.48**            2.73**
   The net investment income per share would have been ......      $    0.07           $  0.44

* Commencement of operations.
**Annualized.
***Not annualized.

                                   THE TRUST

   The Fund is a series of the Trust.   The Trust is a diversified open-end
management investment company which was organized as a Massachusetts business trust on December 23, 1993. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees (the "Trustees") and to cast a vote for each share held (with a fractional vote for each fractional share held) at
shareholder meetings.   The Trust does not generally hold shareholder meetings
and will do so only when required by law. Shareholders may call meetings to consider removal of the Trustees.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

     The Fund seeks to attain its objective by normally investing substantially all of its assets in a broad range of debt securities, although up to 20% of its total assets may be invested in preferred stocks and up to 10% in common stocks. Debt securities may include corporate securities, securities issued or guaranteed by the U.S. Government, its authorities, agencies or instrumentalities and certificates representing undivided interests in the interest or principal of U.S. Treasury securities ("U.S. Government Securities"), zero coupon securities, collateralized mortgage securities, including interest-only and principal-only ("IOs" and POs") classes of mortgage-backed securities, convertible bonds, real estate investment trusts ("REITs") and when-issued securities, which are described herein (together with their related risks) under "More Information About the Fund's Investments." The Fund may invest any portion of its assets in securities of Canadian issuers, and a limited portion of its assets in securities of other foreign issuers. See "More Information About the Fund's Investments; Foreign Securities."

     The Fund normally will invest at least 65% of its total assets in fixed income securities that are of below investment grade quality at the time of purchase, which are securities rated below BBB by Standard & Poor's ("S&P") or below Baa by Moody's Investors Service, Inc. ("Moody's"), or unrated securities determined by Loomis Sayles to be of comparable quality. Securities of below investment grade are commonly referred to as "junk bonds." The Fund may continue to hold securities that are downgraded in quality subsequent to their purchase if, in the opinion of Loomis Sayles, it would be advantageous to do so. See "More Information About the Fund's Investments; Lower Rated Fixed Income Securities" below.

     The percentages of the Fund's net assets invested during the 1998 fiscal period ended September 30, 1998 in securities assigned to the various rating categories by S&P and Moody's, at the time of purchase or, if unrated, determined by Loomis Sayles to be of comparable quality, were as follows:

                                Moody's     Unrated*
                                -------     -------
Aaa............................    --          --
Aa.............................    --          --
A..............................  3.73%         --
Baa............................  0.78%         --
Ba............................. 23.67%       8.22%
B.............................. 43.33%         --
Caa............................ 12.09%         --
Ca.............................  1.53%         --
C..............................    --          --
-/D............................    --          --


*Unrated by Moody's but determined to be of comparable quality by Loomis
Sayles.

     Some of the Fund's investment restrictions are "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. Such restrictions include: (1) a restriction prohibiting the Fund from making loans; (2) a restriction prohibiting the Fund from purchasing a security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry; (3) a restriction prohibiting the Fund from borrowing money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and from borrowing any money except as a temporary measure for extraordinary or emergency purposes; and (4) a restriction prohibiting the Fund from purchasing any illiquid security including a security that is not readily marketable if, as a result, more than 15% of the Fund's net assets based on current value would then be invested in such security. For additional investment restrictions, see the Statement of Additional Information.

     Although authorized to invest in restricted securities, the Fund, as a matter of nonfundamental operating policy, currently does not intend to invest in such securities, other than Rule 144A securities that are described below.

     The investment objective of the Fund is "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. All investment policies other than those that are identified as "fundamental" may be changed by the Trustees without a vote of the Fund's shareholders.

                 MORE INFORMATION ABOUT THE FUND'S INVESTMENTS

     The net asset value of the Fund's shares will vary as a result of changes in the value of securities in the Fund's portfolio. The following describes the types of securities in which the Fund will principally invest and the risks associated with them. Additional information about the Fund's investment practices can be found in the Statement of Additional Information.

FIXED INCOME SECURITIES
-----------------------

     The Fund may invest in fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of foreign and domestic private issuers. The Fund may also invest in other debt securities that pay a rate of interest or dividends that is adjusted periodically by reference to some specified index or market rate. Such securities are included within the definition of fixed income securities as used in this Prospectus other than for purposes of determining compliance with the Fund's investment policy of investing, under normal market conditions, at least 65% of its total assets in fixed income securities of below investment grade quality. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period.

     Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Generally, the longer the maturity of a fixed income security, the greater the fluctuations in its value because of market and credit risk.

LOWER RATED FIXED INCOME SECURITIES
-----------------------------------

     The Fund will normally invest at least 65% of its [total] assets in securities rated below investment grade ("lower rated fixed income securities"), including securities in the lowest rating categories, and unrated securities determined by Loomis Sayles to be of comparable quality. Lower rated fixed income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the Fund's investment objective through investments in lower rated fixed income securities may be more dependent on Loomis Sayles's credit analysis than is the case with higher quality bonds. The market for lower rated fixed income securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases. The value and liquidity of lower rated fixed income securities may be diminished by adverse publicity and investor perceptions. In addition, legislation that limits the tax benefits to issuers or holders of taxable lower rated fixed income securities or that limits the ability of certain categories of financial institutions to invest in these securities may adversely affect their market value. The secondary market for lower rated fixed income securities may be less liquid than the secondary market for higher rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the valuation and sale of these securities by the Fund more difficult. Securities of below investment grade quality are commonly referred to as "junk bonds." Certain lower rated fixed income securities do not pay interest on a current basis. However, the Fund will accrue and distribute this interest on a current basis, and may be required to sell securities at times when Loomis Sayles would not otherwise deem it desirable to do so in order to generate cash for distributions. Securities in the lowest rating categories may be in poor standing or in default. Investment grade fixed income securities (rated BBB by S&P or Baa by Moody's) may share some of the characteristics of lower rated fixed income securities described above.

U.S. GOVERNMENT SECURITIES
--------------------------

     U.S. Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

     Although U.S. Government Securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government Securities will fluctuate as interest rates change. Thus, for example, the value of an investment in U.S. Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities tend to be lower than those of other fixed income securities of comparable maturities.

     Some U.S. Government Securities, such as Government National Mortgage Association Certificates ("GNMA"), are known as "mortgage-backed" securities, representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government Securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities. See "Collateralized Mortgage Obligations" below for additional information regarding the risks associated with mortgage-backed securities.

     In addition to investing directly in U.S. Government Securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Treasury securities. These investment instruments may be highly volatile.

ZERO COUPON SECURITIES
----------------------

     The Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. The Fund is required to distribute the income on zero coupon securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may be forced to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities is generally more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

MORTGAGE-BACKED SECURITIES
--------------------------

     The Fund may invest in mortgage-backed securities, such as GNMA or Fannie Mae certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.


COLLATERALIZED MORTGAGE OBLIGATIONS
-----------------------------------

     The Fund may invest in collateralized mortgage obligations ("CMOs"). A CMO is a limited recourse security backed by a portfolio of mortgages or, more typically, by mortgage-backed securities held under an indenture. CMOs may be issued by instrumentalities of the U.S. Government or by non-governmental entities. The issuer's obligation to make interest and principal payments is derived from and secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal payments on the underlying collateral or a combination thereof. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. A faster then anticipated rate of prepayments will generally result in losses on CMOs representing interests in the interest payments on the underlying portfolio of mortgage-backed securities. As with other mortgage-backed securities, the early retirement of a particular class or series of CMOs held by the Fund could involve the loss of any premium the Fund paid when it acquired the investment and could result in the Fund's reinvesting the proceeds at a lower interest rate than the interest rate paid by the retired CMO. Because of the early retirement feature, CMOs may be more volatile than many other fixed income investments. In addition, slower than anticipated prepayments on the underlying mortgages can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities.

ASSET-BACKED SECURITIES
-----------------------

     The Fund may invest in asset-backed securities. Through the use of trusts and special purpose corporations, automobile and credit card receivables are securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

STRIPPED MORTGAGE-BACKED SECURITIES
-----------------------------------

     The Fund may invest in interest-only and principal-only ("IOs" and "POs") classes of mortgage-backed securities. The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

     In either event, the secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

REAL ESTATE INVESTMENT TRUSTS
-----------------------------

     The Fund may invest in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-though of income under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

     Investment in REITs involves risk similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger securities.

RULE 144A SECURITIES
--------------------

     The Fund may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid.

WHEN-ISSUED SECURITIES
----------------------

     The Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is issued. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. When the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

FOREIGN SECURITIES
------------------

     The Fund may invest in securities principally traded in foreign markets ("foreign securities"). The Fund will not purchase a foreign security if, as a result, the Fund's total holdings of foreign securities would exceed 50% of the Fund's total assets.

     Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations. In addition, the remedies of the Fund may be extremely limited if a foreign issuer defaults on its obligations.

     The Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

     Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, or foreign withholding. Changes in the value relative to the U.S. dollar of a foreign currency in which the Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

     In addition, although part of the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.


CONVERTIBLE SECURITIES
----------------------

     Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity security, however, so that when the price of the underlying equity security falls, the decline in the price of the convertible security may sometimes be less substantial than that of the underlying equity security. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. Because conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

COMMON STOCKS
-------------

     The Fund may invest up to 10% of its total assets in common stocks, usually as a result of warrants associated with debt instruments purchased by the Fund, but also under certain circumstances to seek capital appreciation. Common stocks, like other equity securities, offer greater potential for long-term growth but are more risky than some other forms of investment.

YEAR 2000
---------

     Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. Loomis Sayles has advised the Fund that it is reviewing all of its computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, Loomis Sayles has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Fund and Loomis Sayles have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Fund may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.



                         THE FUND'S INVESTMENT ADVISER

     The Fund's investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms.

     The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

     In addition to selecting and reviewing the Fund's investments, Loomis Sayles provides executive and other personnel for the management of the Fund. The Board of Trustees supervises Loomis Sayles's conduct of the affairs of the Fund.

     The portfolio manager for the Fund since its inception has been Daniel J. Fuss, who has been with Loomis Sayles since 1976 and is head of the Fixed Income Management Group. Mr. Fuss is an Executive Vice President and Director of Loomis Sayles.

                                 FUND EXPENSES

     The Fund pays Loomis Sayles a monthly investment advisory fee. This fee is paid at the annual rate of .60% of the Fund's average daily net assets.

     In addition to the investment advisory fee, the Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees of the Fund's custodian, independent accountants and legal counsel and fees of the Trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.

     Loomis Sayles has voluntarily undertaken for an indefinite period to waive its fees and, to the extent necessary, to bear other Fund expenses in order to limit the Fund's annualized total operating expenses to .75% of average annual net assets.

                            PORTFOLIO TRANSACTIONS

     Loomis Sayles selects brokers and dealers to execute portfolio transactions for the Fund. Portfolio turnover considerations will not limit Loomis Sayles's
investment discretion in managing the Fund's assets.   The Fund anticipates that
its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may result in higher costs such as higher brokerage commissions and higher levels of taxable gains. Portfolio turnover rates for the life of the Fund are set forth above under the headings "Financial Highlights" and "Prior Performance." See "Dividends, Capital Gain Distributions and Taxes" for information on the tax consequences of investing in the Fund.

                            HOW TO PURCHASE SHARES

     You may make an initial purchase of shares of the Fund by submitting a completed application form and payment to Loomis Sayles.

     The minimum initial investment in the Fund is $3,000,000. Subsequent investments must be at least $50,000. The Trust reserves the right to waive these minimums in its sole discretion.

     Shares of the Fund may be purchased by exchange of (i) cash, (ii) securities on deposit with a custodian acceptable to Loomis Sayles or (iii) a combination of such securities and cash. Purchase of shares of the Fund in exchange for securities is subject in each case to the determination by Loomis Sayles that the securities to be exchanged are acceptable for purchase by the Fund. Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets, as described below, as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling (888) 226-9699.

     Loomis Sayles will not approve the acceptance of securities in exchange for shares of the Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the 1933 Act or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of the Fund's shares may purchase additional Fund shares by exchange of securities.

     Upon acceptance of your order, the Trust opens an account for you, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction. After an account has been established, you may send subsequent investments at any time.

     The Trust reserves the right to reject any purchase order for any reason which the Trust in its sole discretion deems appropriate. Although the Trust does not anticipate that it will do so, the Trust reserves the right to suspend or change the terms of the offering of its shares.

     The price you pay will be the per share net asset value next calculated after a proper investment order is received by the Trust. Shares of the Fund are sold without any sales charge. The net asset value of the Fund's shares is calculated by dividing the Fund's net assets by the number of shares outstanding. Net asset value is calculated at least weekly and as of the close of the New York Stock Exchange (the "Exchange") on each day on which an order for purchase or redemption of Fund shares is received and on which the Exchange is open for unrestricted trading. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.

                             HOW TO REDEEM SHARES

     You can redeem your shares by sending a written request to the Trust.

     The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the written request in the exact names in which the shares are registered and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

     The redemption price will be the net asset value per share next determined after the written redemption request is received by the Trust in proper form. The Trust usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Trust by calling (888) 226-9699 for details.

     Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. If you purchased your shares by check and your check was deposited less than fifteen days prior to the redemption request, the Trust may withhold redemption proceeds until your check has cleared.

     Redemption proceeds may be made in money or in kind, or partly in money and partly in kind, as determined by the Trust.

     The Fund may suspend the right of redemption and may postpone payment for more than seven days when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

                               OTHER INFORMATION

     The Trustees may, without shareholder approval, divide the Trust's shares of beneficial interest into multiple series. The Trust is currently divided into seven series, including the Fund and the other funds listed on the cover of this Prospectus.

     As of October 31, 1998, each of Trustees of Clark University and Blue Cross Blue Shield of Massachusetts, Inc. Retirement Trust may be deemed to control the Fund because each possessed, directly or indirectly, beneficial ownership of more than 25% of the Fund's shares.

     The Fund's investment performance may from time to time be included in advertisements about the Fund.

     The Fund's yield will be computed by dividing the Fund's net investment income [per share] for a recent 30-day period by the maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period.

     Total return for the Fund is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gain distributions).

     All data are based on the Fund's past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

     Because the Fund is designed primarily for tax-exempt investors such as pension plans, endowments and foundations, the Fund is not managed with a view to reducing taxes. The Fund pays any net investment income to shareholders as dividends annually in December. The Fund also distributes all of its net realized capital gains after applying any capital loss carryovers. Any capital gain distributions are normally made annually in December, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Trustees. The Trustees may change the frequency with which the Fund declares or pays dividends.

     Your dividends and capital gain distributions will automatically be reinvested in additional shares of the Fund on the payment date unless you have elected to receive cash. Dividends and capital gain distributions will be taxed as described below whether received in cash or in additional shares.

     The Fund intends to qualify as a "regulated investment company" under the Code. As such, so long as the Fund distributes substantially all its net investment income and net realized capital gains to its shareholders on a current basis, the Fund itself does not pay any federal income or excise tax. The Fund intends to make sufficient distributions to be relieved of federal taxes.

     Income dividends and short-term capital gain distributions are treated as ordinary income to you whether distributed in cash or additional shares. Distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable as such (generally at a 20% rate for noncorporate shareholders) whether distributed in cash or additional shares and regardless of how long you have held your shares.

     A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

     The Fund is required to withhold 31% of redemption proceeds, income dividends and capital gain distributions it pays to you (1) if you do not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that you have underreported income in the past, or (3) if you fail to certify to the Fund that you are not subject to such withholding.

     In January of each year, the Trust will send you a statement showing the federal tax status of dividends and distributions paid to you during the preceding year.

     The foregoing summarizes certain U.S. federal income tax consequences of investing in the Fund. Before investing, you should consult your own tax adviser for more information concerning the federal, foreign, state and local tax consequences of investing in, redeeming or exchanging Fund shares.


TRANSFER AND DIVIDEND                     INVESTMENT ADVISER
PAYING AGENT AND                          Loomis, Sayles & Company, L.P.
CUSTODIAN OF ASSETS                       One Financial Center
State Street Bank and Trust Company       Boston, Massachusetts 02111
Boston, Massachusetts  02102

                                                                      APPENDIX A

                    DESCRIPTION OF BOND RATINGS ASSIGNED BY
                             STANDARD & POOR'S AND
                        MOODY'S INVESTORS SERVICE, INC.

STANDARD & POOR'S
-----------------
                                      AAA

This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                                      AA

Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                       A

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                      BBB

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

                                BB, B, CCC, CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

The rating C is reserved for income bonds on which no interest is being paid.

                                       D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.


                                       r

This symbol is attached to the ratings of instruments with significant noncredit risks such as risks to principal or volatility of expected returns.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

                                      Aaa

Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

Bonds that are rated Aa are judged to be high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there are other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                      Baa

Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                                      Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


                                       C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

       1.     An application for rating was not received or accepted.

       2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

       3.     There is lack of essential data pertaining to the issue or issuer.

       4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1, and those with the weakest investment attributes are designated by the symbols Aa3, A3, Baa3, Ba3 and B3.

                        LOOMIS SAYLES INVESTMENT TRUST

             LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

                             ONE FINANCIAL CENTER
                         BOSTON, MASSACHUSETTS  02111
                                (888) 226-9699

                                  PROSPECTUS
                                JANUARY 1, 1999

      The Loomis Sayles Investment Trust (the "Trust") is a group of seven mutual funds including the Loomis Sayles Intermediate Duration Fixed Income Fund (the "Fund"). The other series, which are described in separate prospectuses, are:

                 Loomis Sayles California Tax-Free Income Fund
                     Loomis Sayles Core Fixed Income Fund
                        Loomis Sayles Core Growth Fund
                        Loomis Sayles Fixed Income Fund
                  Loomis Sayles High Yield Fixed Income Fund
               Loomis Sayles Investment Grade Fixed Income Fund

     Except for the California Tax-Free Income Fund, the funds are designed specifically for tax-exempt investors such as pension plans, endowments and foundations, although other institutions and high net-worth individuals are eligible to invest. Each of the funds is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each of the funds.

     This Prospectus concisely describes the information that you should know before investing in the Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information dated January 1, 1999 is available free of charge; to obtain a free copy or to make any inquiries about the Fund write to Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111 or telephone (888) 226-9699. The Statement of Additional Information, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

SUMMARY OF EXPENSES....................................................     -3-

FINANCIAL HIGHLIGHTS...................................................     -4-

THE TRUST..............................................................     -5-

INVESTMENT OBJECTIVE AND POLICIES......................................     -5-

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS..........................     -6-

THE FUND'S INVESTMENT ADVISER..........................................    -10-

FUND EXPENSES..........................................................    -11-

PORTFOLIO TRANSACTIONS.................................................    -11-

HOW TO PURCHASE SHARES.................................................    -11-

HOW TO REDEEM SHARES...................................................    -12-

OTHER INFORMATION......................................................    -12-

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES........................    -13-

APPENDIX A.............................................................    A-1

APPENDIX B.............................................................    B-1

                              SUMMARY OF EXPENSES

     The following information is provided to assist you in understanding the various costs and expenses that, as an investor in the Fund, you will bear directly or indirectly. The information is based on estimated expenses for the Fund's first full fiscal year. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the assumed 5% annual return in the example should not be considered a representation of investment performance, as actual performance will depend upon the actual investment results of securities held in the Fund's portfolio.

Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                            none
 Maximum Sales Load Imposed on
  Reinvested Dividends (as a percentage
  of offering price)                         none
 Deferred Sales Load (as a percentage
  of original purchase price or redemption
  proceeds as applicable)                    none
 Redemption Fees (as a percentage of
  amount redeemed)                           none
 Exchange Fees                               none

Annual Fund Operating Expenses
(as a percentage of average net assets):
  Management Fees (after
   expense limitation)                       .40%
  12b-1 Fees                                 none
Other Operating Expenses (after
   expense limitation) /1/                   .15%
  Total Operating Expenses (after
   expense limitation) /1/                   .55%

Example
You would pay the following
 expenses on a $1,000 investment
 assuming a 5% annual return
 (with or without a redemption at
 the end of each time period):

 One Year                                    $ 6
 Three Years                                 $18

______________________________

/1/ Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total operating expenses to the percentage of average net assets shown above. In the absence of the voluntary expense limitation, Other Operating Expenses and Total Operating Expenses for the Fund's first fiscal period ended September 30, 1998 would have been .93% and 1.33%, respectively.

                             FINANCIAL HIGHLIGHTS

   The following information should be read in conjunction with the financial highlights, financial statements, and notes thereto that have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon appears in the Fund's 1998 Annual Report, which is incorporated by reference into this Prospectus and the Statement of Additional Information.

                                                                       January 28+ through
                                                                        September 30, 1998
                                                                       --------------------
Net asset value, beginning period...................................         $       10.00

Income from investment operations -
  Net investment income.............................................                  0.41
  Net realized and unrealized gain (loss) on investments............
  Total from investment operations..................................                 (0.22)
                                                                             -------------
                                                                                      0.19
Less distributions -
  Dividends from net investment income..............................                 (0.32)
  Distributions from net realized capital gains.....................                  0.00
                                                                             -------------
  Total distributions...............................................                 (0.32)
                                                                             -------------
Net asset value, end of period......................................         $        9.87
                                                                             =============

Total return (%)....................................................                   1.9**
Net assets, end of period (000).....................................         $      11,054
Ratio of operating expenses to average net assets (%)...............                  0.55*
Ratio of net investment income to average net assets (%)............                  6.05*
Portfolio turnover rate (%).........................................                    74**
Without giving effect to the voluntary expense limitations:
  The ratio of operating expenses to average net assets
  would have been (%)...............................................                  1.33*
  The net investment income per share would have been...............         $        0.35

*Annualized.
**Not annualized.
+Commencement of Operations.

Further information about the performance of the Fund is contained in the Fund's semiannual and annual reports to shareholders, copies of which may be obtained without charge by writing or telephoning the Trust at the address and telephone number stated on the cover of this Prospectus.

                                   THE TRUST

  The Fund is a series of the Trust. The Trust is a diversified open-end management investment company which was organized as a Massachusetts business trust on December 23, 1993. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees (the "Trustees") and to cast a vote for each share held (with a fractional vote for each fractional share held) at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trustees.

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is above-average total return through a combination of current income and capital appreciation. Although the Fund may invest in fixed income securities of any maturity, the weighted average duration of the Fund's portfolio will generally remain within a band of 2 to 5 years. The concept of duration is described more fully below.

  The Fund will seek to achieve its objective by investing in a diversified portfolio of debt securities that may include corporate securities, securities issued or guaranteed by the U.S. Government, its authorities, agencies or instrumentalities and certificates representing undivided interests in the interest or principal of U.S. Treasury securities ("U.S. Government Securities"), "Yankee" securities (U.S. dollar-denominated debt issued by non-U.S. entities), convertible securities, certain types of mortgage-related and asset-backed securities, including interest-only and principal-only ("IOs" and "POs") classes of mortgage-backed securities, and real estate investment trusts ("REITs"), which are described herein (together with their related risks) under "More Information About the Fund's Investments." Under normal market conditions, the Fund will invest at least 65% of its total assets in fixed income securities that have a duration of 2 to 5 years at the time of purchase. Collateralized mortgage obligations ("CMOs") will be limited to those with CMO market risk ratings of V-1 to V-4 from Fitch Investors Service, L.P. ("Fitch"), or CMOs unrated by Fitch that Loomis Sayles has determined to be of comparable volatility. All securities will be denominated in U.S. dollars.

  The Fund will purchase only securities rated at least Baa3 by Moody's Investors Service, Inc. ("Moody's") or at least BBB- by Standard & Poor's ("S&P"), or, if unrated, determined to be of comparable quality by Loomis Sayles. Some or all of these securities may be "split-rated securities," i.e., securities that have received an investment grade rating from one of the nationally recognized rating organizations but that have also received a lower rating from the other nationally recognized rating organization. Split-rated securities may be subject to some of the risks described below under "Lower Rated Fixed Income Securities." In the event that the credit rating of a security held by the Fund falls below investment grade (or, in the case of an unrated security, Loomis Sayles determines that the quality of such security has deteriorated below investment grade), the Fund will not be obligated to dispose of such security and may continue to hold such security if, in the opinion of Loomis Sayles, such investment is appropriate in the circumstances.

  Some of the Fund's investment restrictions are "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. Such restrictions include: (1) a restriction prohibiting the Fund from making loans; (2) a restriction prohibiting the Fund from purchasing a security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry; (3) a restriction prohibiting the Fund from borrowing money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and from borrowing any money except as a temporary measure for extraordinary or emergency purposes; and (4) a restriction prohibiting the Fund from purchasing any illiquid security including a security that is not readily marketable if, as a result, more than 15% of the Fund's net assets based on current value would then be invested in such security. For additional investment restrictions, see the Statement of Additional Information.

  Although authorized to invest in restricted securities, the Fund, as a matter of nonfundamental operating policy, currently does not intend to invest in such securities, other than Rule 144A securities that are described below.

  The investment objective of the Fund is "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. All investment policies other than those that are identified as "fundamental" may be changed by the Trustees without a vote of the Fund's shareholders.

  Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Most debt obligations provide interest payments in addition to a final payment at maturity. Some debt obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates. However, term to maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. As a general rule, a 1% increase or decrease in interest rates will result in approximately a 1% decrease or increase, respectively, in the value of a security for each year of duration. For example, a 1% increase in interest rates will result in approximately a 5% decrease in the value of a security having a five-year duration. There are some situations, however, where the standard duration calculation does not properly reflect the interest rate exposure of a security. Also, in some cases, duration cannot be calculated with certainty because certain assumptions (including assumptions relating to prepayment rates in the case of mortgage-backed and asset-backed securities) have to be factored into the calculation.

                 MORE INFORMATION ABOUT THE FUND'S INVESTMENTS

  The net asset value of the Fund's shares will vary as a result of changes in the value of securities in the Fund's portfolio. The following describes the types of securities in which the Fund will principally invest and the risks associated with them. Additional information about the Fund's investment practices can be found in the Statement of Additional Information.

FIXED INCOME SECURITIES
-----------------------

  The Fund may invest in fixed income securities of any maturity although the weighted average duration of its investments will generally remain within a band of 2 to 5 years. Fixed income securities pay a specified rate of interest or dividends. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of foreign and domestic private issuers. The Fund may also invest in other debt securities that pay a rate of interest or dividends that is adjusted periodically by reference to some specified index or market rate. Such securities are included within the definition of fixed income securities as used in this Prospectus other than for purposes of determining compliance with the Fund's investment policy of investing, under normal market conditions, at least 65% of its total assets in fixed income securities with a duration of 2 to 5 years. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period.

  Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Generally, the longer the maturity of a fixed income security, the greater the fluctuations in its value because of market and credit risk.

U.S. GOVERNMENT SECURITIES
--------------------------

  U.S. Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

  Although U.S. Government Securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government Securities will fluctuate as interest rates change. Thus, for example, the value of an investment in U.S. Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities tend to be lower than those of other fixed income securities of comparable maturities.

  Some U.S. Government Securities, such as Government National Mortgage Association Certificates ("GNMA"), are known as "mortgage-backed" securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government Securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities. See "Collateralized Mortgage Obligations" below for additional information regarding the risks associated with mortgage-backed securities.

  In addition to investing directly in U.S. Government Securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Treasury securities. These investment instruments may be highly volatile.

LOWER RATED FIXED INCOME SECURITIES
-----------------------------------

  The Fund may purchase split-rated securities, which may be subject to some of the risks associated with securities of below investment grade quality ("lower rated fixed income securities"), also known as "junk bonds". Lower rated fixed income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the Fund's investment objective through investments in lower rated fixed income securities may be more dependent on Loomis Sayles's credit analysis than is the case with higher quality bonds. The market for lower rated fixed income securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases. The value and liquidity of lower rated fixed income securities may be diminished by adverse publicity and investor perceptions. In addition, legislation that limits the tax benefits to issuers or holders of taxable lower rated fixed income securities or that limits the ability of certain categories of financial institutions to invest in these securities may adversely affect their market value. The secondary market for lower rated fixed income securities may be less liquid than the secondary market for higher rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the valuation and sale of these securities by the Fund more difficult. Certain lower-rated fixed income securities do not pay interest on a current basis. However, the Fund will accrue and distribute this interest on a current basis, and may be required to sell securities at times when Loomis Sayles would not otherwise deem it desirable to do so in order to generate cash for distributions. Securities in the lowest rating categories may be in poor standing or in default. Investment grade fixed income securities rated Baa by Moody's or BBB by S&P may share some of the characteristics of lower rated fixed income securities described above.

ZERO COUPON SECURITIES
----------------------

  The Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. The Fund is required to distribute the income on zero coupon securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may be forced to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities is generally more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

MORTGAGE-BACKED SECURITIES
--------------------------

  The Fund may invest in mortgage-backed securities, such as GNMA or Fannie Mae certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

COLLATERALIZED MORTGAGE OBLIGATIONS
-----------------------------------

  The Fund may invest in CMOs. A CMO is a limited recourse security backed by a portfolio of mortgages or, more typically, by mortgage-backed securities held under an indenture. CMOs may be issued either by instrumentalities of the U.S. Government or by non-governmental entities. The issuer's obligation to make interest and principal payments is derived from and secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal payments on the underlying collateral or a combination thereof. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, the early retirement of a particular class or series of CMOs held by the Fund could involve the loss of any premium the Fund paid when it acquired the investment and could result in the Fund's reinvesting the proceeds at a lower interest rate than the interest rate paid by the retired CMO. Because of the early retirement feature, CMOs may be more volatile than many other fixed income investments. The Fund will invest only in CMOs with Fitch ratings of V-4 or better, or those CMOs unrated by Fitch that Loomis Sayles has determined to be of comparable volatility. Even CMOs with ratings reflecting the lowest market risk are likely to experience losses in the event of adverse changes in market conditions. The duration of CMOs and other mortgage-related securities is often difficult to determine because the underlying mortgages may be subject to early repayment. Thus, the determination of duration will be dependent on the adviser's assumptions regarding the likelihood and incidence of prepayment and, to the extent that such assumptions prove to be incorrect, the duration of the Fund's portfolio, and thus its relative exposure to fluctuation of interest rates, may be significantly different than intended and may increase the overall risk of the Fund's portfolio.

STRIPPED MORTGAGE-BACKED SECURITIES
-----------------------------------

  The Fund may invest in interest-only and principal-only ("IOs" and "POs") classes of mortgage-backed securities. The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

  In either event, the secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

ASSET-BACKED SECURITIES
-----------------------

  The Fund may invest in asset-backed securities. Through the use of trusts and special purpose corporations, automobile and credit card receivables are securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

REAL ESTATE INVESTMENT TRUSTS
-----------------------------

  The Fund may invest in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-though of income under the Internal Revenue code of 1986, as amended (the "Code"), and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

  Investment in REITs involves risk similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger securities.

WHEN-ISSUED SECURITIES
----------------------

  The Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is issued. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually held in its portfolio at the time. When the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

RULE 144A SECURITIES
--------------------

  The Fund may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid.

FOREIGN SECURITIES
------------------

  The Fund may invest in dollar-denominated securities of issuers organized or headquartered outside the United States ("foreign securities"). The Fund will not purchase a foreign security (for purposes of this limitation securities of Canadian issuers publicly traded in the United States will not be treated as foreign securities) if, as a result, the Fund's total holdings of foreign securities would exceed 20% of the Fund's total assets.

  Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations. The remedies of the Fund may be extremely limited if a foreign issuer defaults on its obligations. In addition, the operations and results of foreign issuers and domestic issuers with operations abroad may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations.

  The Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

  Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which the Fund's holdings are denominated or foreign withholding taxes will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

  In addition, although part of the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

YEAR 2000
---------

  Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. Loomis Sayles has advised the Fund that it is reviewing all of its computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, Loomis Sayles has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Fund and Loomis Sayles have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Fund may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.

                         THE FUND'S INVESTMENT ADVISER

  The Fund's investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms.

  The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

  In addition to selecting and reviewing the Fund's investments, Loomis Sayles provides executive and other personnel for the management of the Fund. The Board of Trustees supervises Loomis Sayles's conduct of the affairs of the Fund.

  The portfolio manager for the Fund is Anthony J. Wilkins. Mr. Wilkins joined Loomis Sayles in 1990 and is a Director and Vice President of the firm.

                                 FUND EXPENSES

  The Fund pays Loomis Sayles a monthly investment advisory fee. This fee is paid at the annual rate of .40% of the Fund's average weekly net assets.

  In addition to the investment advisory fee, the Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees of the Fund's custodian, independent accountants and legal counsel and fees of the Trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.

  Loomis Sayles has voluntarily undertaken for an indefinite period to waive its fees and, to the extent necessary, to bear other Fund expenses in order to limit the Fund's annualized total operating expenses to .55% of average annual net assets.

                            PORTFOLIO TRANSACTIONS

  Loomis Sayles selects brokers and dealers to execute portfolio transactions for the Fund. Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may result in higher costs such as higher brokerage commissions and higher levels of taxable gains. See "Dividends, Capital Gains Distributions and Taxes" for information on the tax consequences of investing in the Fund.

                            HOW TO PURCHASE SHARES

  You may make an initial purchase of shares of the Fund by submitting a completed application form and payment to Loomis Sayles.

  The minimum initial investment in the Fund is $2,000,000. Subsequent investments must be at least $50,000. The Trust reserves the right to waive these minimums in its sole discretion.

  Shares of the Fund may be purchased by exchange of (i) cash, (ii) securities on deposit with a custodian acceptable to Loomis Sayles or (iii) a combination of such securities and cash. Purchase of shares of the Fund in exchange for securities is subject in each case to the determination by Loomis Sayles that the securities to be exchanged are acceptable for purchase by the Fund. Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets as described below as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling (888) 226-9699.

  Loomis Sayles will not approve the acceptance of securities in exchange for shares of the Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act of 1933, as amended, or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of the Fund's shares may purchase additional Fund shares by the exchange of securities.

  Upon acceptance of your order, the Trust opens an account for you, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction. After an account has been established, you may send subsequent investments at any time.

  The Trust reserves the right to reject any purchase order for any reason which the Trust in its sole discretion deems appropriate. Although the Trust does not anticipate that it will do so, the Trust reserves the right to suspend or change the terms of the offering of its shares.

  The price you pay will be the per share net asset value next calculated after a proper investment order is received by the Trust. Shares of the Fund are sold without any sales charge. The net asset value of the Fund's shares is calculated by dividing the Fund's net assets by the number of shares outstanding. Net asset value is calculated at least weekly and as of the close of the New York Stock Exchange (the "Exchange") on each day on which an order for purchase or redemption of Fund shares is received and on which the Exchange is open for unrestricted trading. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.

                             HOW TO REDEEM SHARES

  You can redeem your shares by sending a written request to the Trust.

  The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the written request in the exact names in which the shares are registered and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

  The redemption price will be the net asset value per share next determined after the written redemption request is received by the Trust in proper form. The Trust usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Trust by calling (888) 226-9699 for details.

  Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. If you purchased your shares by check and your check was deposited less than fifteen days prior to the redemption request, the Trust may withhold redemption proceeds until your check has cleared.

  Redemption proceeds may be made in money or in kind, or partly in money and partly in kind, as determined by the Trust.

  The Fund may suspend the right of redemption and may postpone payment for more than seven days when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

                               OTHER INFORMATION

  The Board of Trustees may, without shareholder approval, divide the Trust's shares of beneficial interest into multiple series. The Trust is currently divided into seven series, including the Fund and the other funds listed on the cover of this Prospectus.

  As of October 31, 1998, Trustees of Clark University may be deemed to control the Fund because it possessed beneficial ownership, either directly or indirectly, of more than 25% of the Fund's shares.

  The Fund's investment performance may from time to time be included in advertisements about the Fund.

  The Fund's yield will be computed by dividing the Fund's net investment income [per share] for a recent 30-day period by the maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period.

  Total return for the Fund is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gain distributions).

  All data are based on the Fund's past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

  Because the Fund is designed primarily for tax-exempt investors such as pension plans, endowments and foundations, the Fund is not managed with a view to reducing taxes. The Fund pays any net investment income to shareholders as dividends monthly. The Fund also distributes all of its net realized capital gains after applying any capital loss carryovers. Any capital gain distributions are normally made annually in December, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Trustees. The Trustees may change the frequency with which the Fund declares or pays dividends.

  Your dividends and capital gain distributions will automatically be reinvested in additional shares of the Fund on the payment date unless you have elected to receive cash. Dividends and capital gain distributions will be taxed as described below whether received in cash or in additional shares.

  The Fund intends to qualify as a "regulated investment company" under the Code. As such, so long as the Fund distributes all its net investment income and net realized capital gains to its shareholders on a current basis, the Fund itself does not pay any federal income or excise tax. The Fund intends to make sufficient distributions to be relieved of federal taxes.

  Income dividends and short-term capital gain distributions are treated as ordinary income to you whether distributed in cash or additional shares. Distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable as such (generally at a 20% rate for noncorporate shareholders) whether distributed in cash or additional shares and regardless of how long you have held your shares.

  A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

  The Fund is required to withhold 31% of redemption proceeds, income dividends and capital gain distributions it pays to you (1) if you do not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that you have underreported income in the past, or (3) if you fail to certify to the Fund that you are not subject to such withholding.

  In January of each year, the Trust will send you a statement showing the federal tax status of dividends and distributions paid to you during the preceding year.

  The foregoing summarizes certain U.S. federal income tax consequences of investing in the Fund. Before investing, you should consult your own tax adviser for more information concerning the federal, foreign, state and local tax consequences of investing in, redeeming or exchanging Fund shares.

TRANSFER AGENT AND DIVIDEND                 INVESTMENT ADVISER
PAYING AGENT AND                            Loomis, Sayles & Company, L.P.
CUSTODIAN OF ASSETS                         One Financial Center
State Street Bank and Trust Company         Boston, Massachusetts 02111
Boston, Massachusetts 02102

                                                                      APPENDIX A

                    DESCRIPTION OF BOND RATINGS ASSIGNED BY
                             STANDARD & POOR'S AND
                        MOODY'S INVESTORS SERVICE, INC.


                               STANDARD & POOR'S
                               -----------------

                                      AAA

This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                                      AA

Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                       A

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                      BBB

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

                                BB, B, CCC, CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

The rating C is reserved for income bonds on which no interest is being paid.

                                       D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

                                       R

This symbol is attached to the ratings of instruments with significant noncredit risks such as risks to principal or volatility of expected returns.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

                                      AAA

Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       AA

Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there are other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                      BAA

Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                                      BA

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      CAA

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      CA

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

       1. An application for rating was not received or accepted.

       2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

       3. There is lack of essential data pertaining to the issue or issuer.

       4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1, and those with the weakest investment attributes are designated by the symbols Aa3, A3, Baa3, Ba3 and B3.

                                                                      APPENDIX B

                                DESCRIPTION OF
                              FITCH CMO V-RATINGS

A Fitch CMO market risk rating is an opinion as to the relative sensitivity of a security's price and cash flows to changes in interest rates and, where relevant, other market conditions. INVESTORS SHOULD UNDERSTAND THAT SECURITIES WITH RATINGS REFLECTING EVEN THE LOWEST MARKET RISK ARE LIKELY TO EXPERIENCE LOSSES IN THE EVENT OF ADVERSE CHANGES IN MARKET CONDITIONS. Fitch's market risk ratings are based on information provided to Fitch by sources deemed to be reliable, however, Fitch does not verify the accuracy of this underlying information. These ratings do not constitute recommendations to purchase, sell or hold any securities, as they do not comment on the adequacy of market prices or the suitability of any security for any investor.

V-Rating  Representative Distribution             Description
--------  ---------------------------             ------------

V-1       PAC classes with wide prepayment       Market Risk: Low
          collars, short duration floaters
V-2       and short duration sequential.         Securities rated V-1 and V-2
                                                 perform consistently across a
                                                 range of interest rate
                                                 scenarios. These securities
                                                 exhibit interest rate risk
                                                 comparable to short duration
                                                 treasuries (1-5 years).

V-3       Medium duration Floater, Short         Market Risk: Moderate
          duration TAC, Short duration PAC
V-4       II, Long duration PAC I.               Securities rated V-3 and V-4
                                                 have relatively consistent
                                                 performance across a range of
                                                 interest rate scenarios. These
                                                 securities experience interest
                                                 rate risk comparable to long
                                                 duration treasuries (10-30
                                                 years).

V-5       PAC classes with narrow collars,       Market Risk: Moderate to High
          support classes, accrual bonds and
V-6       short duration IO's and PO's, Z        Securities rated V-5, V-6 and
          bond's.                                V-7 experience significant
V-7                                              variations in performance
                                                 across a range of interest rate
                                                 scenarios. These securities
                                                 have substantial excess
                                                 interest rate risk and in many
                                                 instances exhibit negative
                                                 convexity. Z bond's with
                                                 durations comparable to
                                                 treasury zero-coupon issues
                                                 also fall in this range.

V-8       Leveraged inverse floaters, long       Market Risk: High to
          duration IO's and PO's, super PO's,    Speculative
V-9       jump Zs.                               Securities rated V-8, V-9 and
                                                 V-10 experience sharp, severe
V-10                                             variations in performance
                                                 across a range of interest rate
                                                 scenarios. These securities
                                                 exhibit risk characteristics
                                                 such as extreme negative
                                                 convexity, significant
                                                 sensitivity to the direction of
                                                 interest rate movements, and
                                                 highly leveraged sensitivity to
                                                 interest rate indices.

                        LOOMIS SAYLES INVESTMENT TRUST

               LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
                             ONE FINANCIAL CENTER
                         BOSTON, MASSACHUSETTS  02111
                                (888) 226-9699

                                  PROSPECTUS
                                JANUARY 1, 1999

     The Loomis Sayles Investment Trust (the "Trust") is a group of seven mutual funds including the Loomis Sayles Investment Grade Fixed Income Fund (the "Fund"). The other series, which are described in separate prospectuses, are:

                 Loomis Sayles California Tax-Free Income Fund
                     Loomis Sayles Core Fixed Income Fund
                        Loomis Sayles Core Growth Fund
                        Loomis Sayles Fixed Income Fund
                  Loomis Sayles High Yield Fixed Income Fund
             Loomis Sayles Intermediate Duration Fixed Income Fund

     Except for the California Tax-Free Income Fund, the funds are designed specifically for tax-exempt investors such as pension plans, endowments and foundations, although other institutions and high net-worth individuals are eligible to invest. Each of the funds is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each of the funds.

     This Prospectus concisely describes the information that you should know before investing in the Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information dated January 1, 1999 is available free of charge; to obtain a free copy or to make any inquiries about the Fund write to Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111 or telephone (888) 226-9699. The Statement of Additional Information, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

SUMMARY OF EXPENSES................................................    -3-

FINANCIAL HIGHLIGHTS...............................................    -4-

PRIOR PERFORMANCE..................................................    -5-

THE TRUST..........................................................    -6-

INVESTMENT OBJECTIVE AND POLICIES..................................    -6-

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS......................    -7-

THE FUND'S INVESTMENT ADVISER......................................   -12-

FUND EXPENSES......................................................   -12-

PORTFOLIO TRANSACTIONS.............................................   -12-

HOW TO PURCHASE SHARES.............................................   -12-

HOW TO REDEEM SHARES...............................................   -13-

OTHER INFORMATION..................................................   -14-

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES....................   -14-

APPENDIX A.........................................................  -A-1-

                              SUMMARY OF EXPENSES

     The following information is provided to assist you in understanding the various costs and expenses that, as an investor in the Fund, you will bear directly or indirectly. The information is based on expenses for the Fund's most recent fiscal year. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the assumed 5% annual return in the example should not be considered a representation of investment performance, as actual performance will depend upon the actual investment results of securities held in the Fund's portfolio.

Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on
  Purchases (as a percentage of offering price)             none
 Maximum Sales Load Imposed on
  Reinvested Dividends (as a percentage of
  offering price)                                           none
 Deferred Sales Load (as a percentage of original
  purchase price or redemption
  proceeds, as applicable)                                  none
 Redemption Fees (as a percentage of amount redeemed)       none
 Exchange Fees                                              none

Annual Fund Operating Expenses
(as a percentage of average net assets)
  Management Fees (after expense limitation)                 .40%
  12b-1 Fees                                                none
  Other Operating Expenses/1/                                .15%
  Total Fund Operating Expenses (after expense
   limitation)/1/                                            .55%

Example
 You would pay the following
  expenses on a $1,000 investment
  assuming a 5% annual return
  (with or without a redemption at
  the end of each time period):

  One Year                                                   $6
  Three Years                                                $18
  Five Years                                                 $31
  Ten Years                                                  $69

--------------
     /1/ Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total Fund operating expenses to the percentage of average net assets shown above. In the absence of the voluntary expense limitation, Other Operating Expenses and Total Fund Operating Expenses for the most recent fiscal year would have been 0.25% and 0.65%, respectively.

                             FINANCIAL HIGHLIGHTS


     The financial highlights table that follows is for periods after March 7, 1997. The following information should be read in conjunction with the financial highlights, financial statements, and notes thereto that have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon appears in the Fund's 1998 Annual Report, which is incorporated by reference into this Prospectus and the Statement of Additional Information.

                                                               +Nine Months Ended    March 7 ++ through
                                                               September 30, 1998     December 31, 1997
                                                               ------------------    ------------------
Net asset value, beginning period............................            $   12.06              $ 11.72

Income from investment operations -
  Net investment income......................................                 0.61                 0.67
  Net realized and unrealized gain (loss) on investments.                    (0.60)                0.48
                                                                         ---------              -------
Total from investment operations.............................                 0.01                 1.15

Less distributions -
  Dividends from net investment income.......................                (0.63)               (0.67)
  Distributions from net realized capital gains..............                (0.02)               (0.14)
                                                                         ---------              -------
  Total distributions........................................                (0.65)               (0.81)
                                                                         ---------              -------
Net asset value, end of period...............................            $   11.42              $ 12.06
                                                                         =========              =======

Total return (%).............................................                 (0.0)**              10.1**
Net assets, end of period (000)..............................            $ 119,084              $82,964
Ratio of operating expenses to average net assets (%)........                 0.55*                0.55*
Ratio of net investment income to average net assets (%).....                 6.85*                6.91*
Portfolio turnover rate (%)..................................                   31**                 39**
Without giving effect to the voluntary expense limitations:
  The ratio of operating expenses to average net assets
  would have been (%)........................................                 0.65*                0.70*
The net investment income per share would have been..........            $    0.60              $  0.66


+The Fund's fiscal year end has changed to September 30 from December 31. ++Date of effectiveness of the Fund's registration statement under the
  Securities Act of 1933, as amended.
*Annualized.
**Not annualized.



  Further information about the performance of the Fund is contained in the Fund's semiannual and annual reports to shareholders, copies of which may be obtained without charge by writing or telephoning the Trust at the address and telephone number stated on the cover of this Prospectus.

                               PRIOR PERFORMANCE

    (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT THE INDICATED PERIODS)

  The information presented below, for the periods indicated, relates to periods prior to the effectiveness of the Fund's registration statement under the Securities Act of 1933, as amended (the "1933 Act"). The following information should be read in conjunction with the financial highlights, financial statements, and notes thereto that have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon appears in the Fund's 1998 Annual Report, which is incorporated by reference into this Prospectus and the Statement of Additional Information. The Fund is managed in a manner that is in all material respects similar to the manner in which it was managed prior to the effectiveness of its registration statement under the 1933 Act.

                                                   January 1, 1997    Year Ended     Year Ended    July 1* through
                                                  through March 6,   December 31,   December 31,     December 31,
                                                        1997             1996           1995             1994
                                                  -----------------  -------------  -------------  ----------------
Net asset value,
   beginning of period..........................           $ 11.81        $ 11.56        $  9.57         $   10.00

Income from investment operations -
  Net investment income.........................              0.15           0.80           0.75              0.41
  Net realized and unrealized gain (loss)
   on investments...............................             (0.10)          0.40           2.05             (0.43)
                                                           -------        -------        -------         ---------
     Total from investment operations...........              0.05           1.20           2.80             (0.02)

Less distributions -
 Dividends from net investment income...........             (0.14)         (0.79)         (0.76)            (0.41)
 Distributions from net realized
     capital gains..............................              0.00          (0.16)         (0.05)             0.00
                                                           -------        -------        -------         ---------
    Total distributions.........................             (0.14)         (0.95)         (0.81)            (0.41)
                                                           -------        -------        -------         ---------
Net asset value, end of period..................           $ 11.72        $ 11.81        $ 11.56         $    9.57
                                                           =======        =======        =======         =========

Total return (%)................................               0.4***        10.9           30.3              (0.3)***
Net assets, end of period (000).................           $52,315        $51,752        $21,816         $   4,649
Ratio of operating expenses to
   average net assets (%).......................              0.55**         0.55           0.55              0.55**
Ratio of net investment income to
  average net assets (%)........................              7.30**         7.27           7.61              8.18**
Portfolio turnover rate (%).....................                21***          74             22               112***
Without giving effect to the
  voluntary expense limitations:
    The ratio of operating expenses to average
       net assets  would have been (%)..........              0.62**         0.70           0.94              1.55**
The net investment income per share
       would have been..........................           $  0.15        $  0.78        $  0.71         $    0.36

 *  Commencement of operations.
** Annualized.
***Not annualized.

                                   THE TRUST

     The Fund is a series of the Trust. The Trust is a diversified open-end management investment company which was organized as a Massachusetts business trust on December 23, 1993. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees (the "Trustees") and to cast a vote for each share held (with a fractional vote for each fractional share held) at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trustees.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is above-average total investment return through a combination of current income and capital appreciation.

     The Fund seeks to achieve its objective by investing in a diversified portfolio of debt securities, although up to 20% of its total assets may be invested in preferred stocks. Under normal market conditions, the Fund will invest at least 65% of its total assets in fixed income securities that are of investment grade quality at the time of purchase. Debt securities may include corporate securities, securities issued or guaranteed by the U.S. Government, its authorities, agencies or instrumentalities, or certificates representing undivided interests in the interest or principal of U.S. Treasury securities ("U.S. Government Securities"), zero coupon securities, collateralized mortgage securities, including interest-only and principal-only ("IOs" and "POs") classes of mortgage-backed securities, when-issued securities and real estate investment trusts ("REITs"), which are described herein (together with their related risks) under "More Information About the Fund's Investments." The Fund will normally invest at least 90% of its total assets in investment grade securities. Investment grade securities include those rated BBB and above by Standard & Poor's ("S&P") or Baa and above by Moody's Investors Service, Inc. ("Moody's") or unrated securities that Loomis Sayles has determined to be of comparable quality. The Fund may continue to hold securities that are downgraded in quality subsequent to their purchase if, in the opinion of Loomis Sayles, it would be advantageous to do so. The Fund may invest a portion of its assets in securities of Canadian issuers, and a limited portion of its assets in securities of other foreign issuers. See "More Information About the Fund's Investments; Foreign Securities."

     The percentages of the Fund's net assets invested during the 1998 fiscal period ended September 30, 1998 in securities assigned to the various rating categories by S&P and Moody's at the time of purchase or, if unrated, determined by Loomis Sayles to be of comparable quality, were as follows:

                                   Moody's        Unrated*
                                   --------       ---------
Aaa..............................     8.30%            -
Aa...............................    10.03%         1.00%
A................................    15.90%         1.60%
Baa..............................    40.08%            -
Ba...............................    12.97%         1.25%
B................................     2.91%            -
Caa..............................     0.40%            _
Ca...............................     0.02%            _
C................................        _             _
-/D..............................        _             _


*Unrated by Moody's but determined to be of comparable quality by Loomis
Sayles].

     Some of the Fund's investment restrictions are "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. Such restrictions include: (1) a restriction prohibiting the Fund from making loans; (2) a restriction prohibiting the Fund from purchasing a security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry; (3) a restriction prohibiting the Fund from borrowing money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and from borrowing any money except as a temporary measure for extraordinary or emergency purposes; and (4) a restriction prohibiting the Fund from purchasing any illiquid security including a security that is not readily marketable if, as a result, more than 15% of the Fund's net assets based on current value would then be invested in such security. For additional investment restrictions, see the Statement of Additional Information.

     Although authorized to invest in restricted securities, the Fund, as a matter of nonfundamental operating policy, currently does not intend to invest in such securities, other than Rule 144A securities that are described below.

     The investment objective of the Fund is " fundamental" and cannot be changed without a majority vote of the Fund's shareholders. All investment policies other than those that are identified as "fundamental" may be changed by the Trustees without a vote of the Fund's shareholders.

                 MORE INFORMATION ABOUT THE FUND'S INVESTMENTS

     The net asset value of the Fund's shares will vary as a result of changes in the value of securities in the Fund's portfolio. The following describes the types of securities in which the Fund will principally invest and the risks associated with them. Additional information about the Fund's investment practices can be found in the Statement of Additional Information.

FIXED INCOME SECURITIES
-----------------------

     The Fund may invest in fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of foreign and domestic private issuers. The Fund may also invest in other debt securities that pay a rate of interest or dividends that is adjusted periodically by reference to some specified index or market rate. Such securities are included within the definition of fixed income securities as used in this Prospectus other than for purposes of determining compliance with the Fund's investment policy of investing, under normal market conditions, at least [90%] of its total assets in investment grade fixed income securities. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period.

     Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Generally, the longer the maturity of a fixed income security, the greater the fluctuations in its value because of market and credit risk.

U.S. GOVERNMENT SECURITIES
--------------------------

     U.S. Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

     Although U.S. Government Securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government Securities will fluctuate as interest rates change. Thus, for example, the value of an investment in U.S. Government Securities may fall during times of rising interest rates.

Yields on U.S. Government Securities tend to be lower than those of other fixed income securities of comparable maturities.

     Some U.S. Government Securities, such as Government National Mortgage Association Certificates ("GNMA"), are known as "mortgage-backed" securities, representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government Securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities. See "Collateralized Mortgage Obligations" below for additional information regarding the risks associated with mortgage-backed securities.

     In addition to investing directly in U.S. Government Securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Treasury securities. These investment instruments may be highly volatile.

ZERO COUPON SECURITIES
----------------------

     The Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. The Fund is required to distribute the income on zero coupon securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may be forced to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities is generally more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

MORTGAGE-BACKED SECURITIES
--------------------------

     The Fund may invest in mortgage-backed securities, such as GNMA or Fannie Mae certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

COLLATERALIZED MORTGAGE OBLIGATIONS
-----------------------------------

     The Fund may invest in collateralized mortgage obligations ("CMOs"). A CMO is a limited recourse security backed by a portfolio of mortgages or, more typically, by mortgage-backed securities held under an indenture. CMOs may be issued by instrumentalities of the U.S. Government or by non-governmental entities. The issuer's obligation to make interest and principal payments is derived from and secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal payments on the underlying collateral or a combination thereof. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, the early retirement of a particular class or series of CMOs held by the Fund could involve the loss of any premium the Fund paid when it acquired the investment and could result in the Fund's reinvesting the proceeds at a lower interest rate than the interest rate paid by the retired CMO. A faster than anticipated rate of prepayments will generally result in losses on CMO's representing interests in the interest payments on the underlying portfolio of mortgage-backed securities. Because of the early retirement feature, CMOs may be more volatile than many other fixed income investments. In addition, slower than anticipated prepayments on the underlying mortgages can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities.


ASSET-BACKED SECURITIES
-----------------------

     The Fund may invest in asset-backed securities. Through the use of trusts and special purpose corporations, automobile and credit card receivables are securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.


STRIPPED MORTGAGE-BACKED SECURITIES
-----------------------------------

     The Fund may invest in interest-only and principal-only ("IOs" and "POs") classes of mortgage-backed securities. The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

     In either event, the secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

REAL ESTATE INVESTMENT TRUSTS
-----------------------------

     The Fund may invest in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-though of income under the Internal Revenue code of 1986, as amended (the "Code"), and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

     Investment in REITs involves risk similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger securities.

WHEN-ISSUED SECURITIES
----------------------

     The Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is issued. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually held in its portfolio at the time. When the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

CONVERTIBLE SECURITIES
----------------------

     Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity security, however, so that when the price of the underlying equity security falls, the decline in the price of the convertible security may sometimes be less substantial than that of the underlying equity security. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. Because conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

FOREIGN SECURITIES
------------------

     The Fund may invest in securities of issuers organized or headquartered outside the United States ("foreign securities"). The Fund will not purchase a foreign security (for purposes of this limitation securities of Canadian issuers publicly traded in the United States will not be treated as foreign securities) if, as a result, the Fund's total holdings of foreign securities would exceed 20% of the Fund's total assets.

     Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations. In addition, the remedies of the Fund may be extremely limited if a foreign issuer defaults on its obligations.

     The Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

     Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which the Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

     In addition, although part of the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

LOWER RATED FIXED INCOME SECURITIES
-----------------------------------

     The Fund may invest a portion of its assets in securities rated below investment grade ("lower rated fixed income securities"), including securities in the lowest rating categories, and unrated securities determined by Loomis Sayles to be of comparable quality. Lower rated fixed income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the Fund's investment objective through investments in lower rated fixed income securities may be more dependent on Loomis Sayles's credit analysis than is the case with higher quality bonds. The market for lower rated fixed income securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases. The value and liquidity of lower rated fixed income securities may be diminished by adverse publicity and investor perceptions. In addition, legislation that limits the tax benefits to issuers or holders of taxable lower rated fixed income securities or that limits the ability of certain categories of financial institutions to invest in these securities may adversely affect their market value. The secondary market for lower rated fixed income securities may be less liquid than the secondary market for higher rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the valuation and sale of these securities by the Fund more difficult. Certain lower rated fixed income securities do not pay interest on a current basis. However, the Fund will accrue and distribute this interest on a current basis, and may be required to sell securities at times when Loomis Sayles would not otherwise deem it advisable to do so in order to generate cash for distributions. Securities of below investment grade quality are commonly referred to as "junk bonds." Securities in the lowest rating categories may be in poor standing or in default. Investment grade fixed income securities may share some of the characteristics of lower rated fixed income securities described above.

RULE 144A SECURITIES
--------------------

     The Fund may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid.

YEAR 2000
---------

     Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders.
Loomis Sayles has advised the Fund that it is reviewing all of its computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, Loomis Sayles has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Fund and Loomis Sayles have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Fund may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.

                         THE FUND'S INVESTMENT ADVISER

     The Fund's investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms.

     The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

     In addition to selecting and reviewing the Fund's investments, Loomis Sayles provides executive and other personnel for the management of the Fund. The Board of Trustees supervises Loomis Sayles's conduct of the affairs of the Fund.

     The portfolio manager for the Fund since its inception has been Daniel J. Fuss, who has been with Loomis Sayles since 1976 and is head of the Fixed Income Management Group. Mr. Fuss is an Executive Vice President and Director of Loomis Sayles.

                                 FUND EXPENSES

     The Fund pays Loomis Sayles a monthly investment advisory fee. This fee is paid at the annual rate of 0.40% of the Fund's average daily net assets.

     In addition to the investment advisory fee, the Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees of the Fund's custodian, independent accountants and legal counsel and fees of the Trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.

     Loomis Sayles has voluntarily undertaken for an indefinite period to waive its fees and, to the extent necessary, to bear other Fund expenses in order to limit the Fund's total operating expenses to .55% of average annual net assets.


                            PORTFOLIO TRANSACTIONS

     Loomis Sayles selects brokers and dealers to execute portfolio transactions for the Fund. Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may result in higher costs such as higher brokerage commissions and higher levels of taxable gains. Portfolio turnover rates for the life of the Fund are set forth above under the headings "Financial Highlights" and "Prior Performance." See "Dividends, Capital Gain Distributions and Taxes" for information on the tax consequences of investing in the Fund.

                             HOW TO PURCHASE SHARES

     You may make an initial purchase of shares of the Fund by submitting a completed application form and payment to Loomis Sayles.

     The minimum initial investment in the Fund is $3,000,000. Subsequent investments must be at least $50,000. The Trust reserves the right to waive these minimums in its sole discretion.

     Shares of the Fund may be purchased by exchange of (i) cash, (ii) securities on deposit with a custodian acceptable to Loomis Sayles or (iii) a combination of such securities and cash. Purchase of shares of the Fund in exchange for securities is subject in each case to the determination by Loomis Sayles that the securities to be exchanged are acceptable for purchase by the Fund. Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets, as described below, as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling (888) 226-9699.

     Loomis Sayles will not approve the acceptance of securities in exchange for shares of the Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the 1933 Act or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of the Fund's shares may purchase additional Fund shares by the exchange of securities.

     Upon acceptance of your order, the Trust opens an account for you, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction. After an account has been established, you may send subsequent investments at any time.

     The Trust reserves the right to reject any purchase order for any reason which the Trust in its sole discretion deems appropriate. Although the Trust does not anticipate that it will do so, the Trust reserves the right to suspend or change the terms of the offering of its shares.

     The price you pay will be the per share net asset value next calculated after a proper investment order is received by the Trust. Shares of the Fund are sold without any sales charge. The net asset value of the Fund's shares is calculated by dividing the Fund's net assets by the number of shares outstanding. Net asset value is calculated at least weekly and as of the close of the New York Stock Exchange (the "Exchange") on each day on which an order for purchase or redemption of Fund shares is received and on which the Exchange is open for unrestricted trading. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.


                             HOW TO REDEEM SHARES

     You can redeem your shares by sending a written request to the Trust.

     The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the written request in the exact names in which the shares are registered and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

     The redemption price will be the net asset value per share next determined after the written redemption request is received by the Trust in proper form. The Trust usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Trust by calling (888) 226-9699 for details.

     Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. If you purchased your shares by check and your check was deposited less than fifteen days prior to the redemption request, the Trust may withhold redemption proceeds until your check has cleared.

     Redemption proceeds may be made in money or in kind, or partly in money and partly in kind, as determined by the Trust.

     The Fund may suspend the right of redemption and may postpone payment for more than seven days when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.


                               OTHER INFORMATION

     The Trustees may, without shareholder approval, divide the Trust's shares of beneficial interest into multiple series. The Trust is currently divided into seven series, including the Fund and the other funds listed on the cover of this Prospectus.

     The Fund's investment performance may from time to time be included in advertisements about the Fund.

     The Fund's yield will be computed by dividing the Fund's net investment income [per share] for a recent 30-day period by the maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period.

     Total return for the Fund is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gain distributions).

     All data are based on the Fund's past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.


                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

     Because the Fund is designed primarily for tax-exempt investors such as pension plans, endowments and foundations, the Fund is not managed with a view to reducing taxes. The Fund pays any net investment income to shareholders as monthly dividends. The Fund also distributes all of its net realized capital gains after applying any capital loss carryovers. Any capital gain distributions are normally made annually in December, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Trustees. The Trustees may change the frequency with which the Fund declares or pays dividends.

     Your dividends and capital gain distributions will automatically be reinvested in additional shares of the Fund on the payment date unless you have elected to receive cash. Dividends and capital gain distributions will be taxed as described below whether received in cash or additional shares.

     The Fund intends to qualify as a "regulated investment company" under the
Internal Revenue Code of 1986, as amended.   As such, so long as the Fund
distributes substantially all its net investment income and net realized capital gains to its shareholders on a current basis, the Fund itself does not pay any federal income or excise tax. The Fund intends to make sufficient distributions to be relieved of federal taxes.

     Income dividends and short-term capital gain distributions are treated as ordinary income to you whether distributed in cash or additional shares. Distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable as such (generally at a 20% rate for noncorporate shareholders) whether distributed in cash or additional shares and regardless of how long you have held your shares.

     A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

      The Fund is required to withhold 31% of redemption proceeds, income dividends and capital gain distributions it pays to you (1) if you do not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that you have underreported income in the past, or (3) if you fail to certify to the Fund that you are not subject to such withholding.

     In January of each year, the Trust will send you a statement showing the federal tax status of dividends and distributions paid to you during the preceding year.

     The foregoing summarizes certain U.S. federal income tax consequences of investing in the Fund. Before investing, you should consult your own tax adviser for more information concerning the federal, foreign, state and local tax consequences of investing in, redeeming or exchanging Fund shares.


TRANSFER AND DIVIDEND                        INVESTMENT ADVISER
PAYING AGENT AND                             Loomis, Sayles & Company, L.P.
CUSTODIAN OF ASSETS                          One Financial Center
State Street Bank and Trust Company          Boston, Massachusetts  02111
Boston, Massachusetts 02102

                                                                      APPENDIX A


                    DESCRIPTION OF BOND RATINGS ASSIGNED BY
                             STANDARD & POOR'S AND
                        MOODY'S INVESTORS SERVICE, INC.


STANDARD & POOR'S
-----------------

                                      AAA

This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                                      AA

Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                       A

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                      BBB

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

                                BB, B, CCC, CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

The rating C is reserved for income bonds on which no interest is being paid.

                                       D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

                                       r

This symbol is attached to the ratings of instruments with significant noncredit risks such as risks to principal or volatility of expected returns.


Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

                                      AAA

Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      Aa

Bonds that are rated Aa are judged to be high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there are other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                      Baa

Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                                      Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

       1.     An application for rating was not received or accepted.

       2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

       3.     There is lack of essential data pertaining to the issue or issuer.

       4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1, and those with the weakest investment attributes are designated by the symbols Aa3, A3, Baa3, Ba3 and B3.

                        LOOMIS SAYLES INVESTMENT TRUST

                 LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                January 1, 1999


This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus (the "Prospectus") of Loomis Sayles California Tax-Free Income Fund, a series of Loomis Sayles Investment Trust, dated January 1, 1999, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS............................  -3-

MANAGEMENT OF THE TRUST....................................................  -9-

INVESTMENT ADVISORY AND OTHER SERVICES..................................... -12-

PORTFOLIO TRANSACTIONS AND BROKERAGE....................................... -14-

DESCRIPTION OF THE TRUST................................................... -16-

HOW TO BUY SHARES.......................................................... -18-

NET ASSET VALUE............................................................ -18-

REDEMPTIONS................................................................ -19-

INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS................ -19-

FINANCIAL STATEMENTS....................................................... -23-

CALCULATION OF YIELD AND TOTAL RETURN...................................... -23-

PERFORMANCE COMPARISONS.................................................... -24-

PERFORMANCE DATA........................................................... -27-

APPENDIX A
     PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION........................ -A1-

APPENDIX B
     ADVERTISING AND PROMOTIONAL LITERATURE................................ -B1-

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The investment objective and policies of the Loomis Sayles California Tax-Free Income Fund (the "Fund"), a series of Loomis Sayles Investment Trust (the "Trust"), are summarized in the Prospectus under "Investment Objective and Policies" and "More Information About the Fund's Investments." The investment policies of the Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the Fund's investment adviser, subject to review and approval by the Trust's board of trustees (the "Trustees"), without shareholder approval except that the investment objective of the Fund as set forth in the Prospectus and any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which at least 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

     In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of the Fund):

     The Fund will not:

     *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(2) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(3) Make loans. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public, is considered the making of a loan.)

     *(4) Change its classification pursuant to Section 5(b) of the Investment
          Company Act of 1940, as amended (the "1940 Act"), from a "diversified" to "non-diversified" management investment company.

     *(5) Purchase any security if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (for purposes of this restriction, governmental issuers of tax-exempt securities are not considered part of any industry).

     *(6) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund's use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

     (7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

     *(8) Issue senior securities other than any borrowing permitted by restriction (6) above. (For the purposes of this restriction none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts or any other derivative investments to the extent that Loomis Sayles determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the Securities and Exchange Commission (the "SEC") or its staff.)

     The Fund intends, based on the views of the staff of the SEC, to restrict its investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

     Although authorized to invest in restricted securities, the Fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities, except Rule 144A securities.

Portfolio Turnover
------------------

     Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover rates may result in higher costs such as higher brokerage commissions and higher levels of taxable gain. See "Portfolio Transactions and Brokerage" for a description of Loomis Sayles's brokerage practices and "Income Dividends, Capital Gain Distributions and Tax Status" for more information about the tax consequences of investing in the Fund.

When-Issued Securities
----------------------

     As described in the Prospectus, the Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities in this manner (i.e. on a when-issued or delayed-delivery basis), it is required to create a segregated account with the custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

U.S. Government Securities
--------------------------

     U.S. Government Securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association and the Small Business Administration. More detailed information about some of these categories of U.S. Government Securities follows.

     .    U.S. Treasury Bills - Direct obligations of the U.S. Treasury which
          -------------------
are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

     .    U.S. Treasury Notes and Bonds - Direct obligations of the U.S.
          -----------------------------
Treasury issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

     .    "Ginnie Maes" - Debt securities issued by a mortgage banker or other
          -------------
mortgagee which represent interests in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single-family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

     .    "Fannie Maes" - Fannie Mae is a government-sponsored corporation owned
          -------------
entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by Fannie Mae that are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.

     .    "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC")
          --------------
is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

     As described in the Prospectus, U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed income securities. Like other fixed income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

Zero Coupon Bonds
-----------------

     Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligations or for an initial period after the issuance of the obligations. Such bonds are issued and traded at discounts from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because an investor investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

California Tax-Exempt Securities
--------------------------------

     In addition to general economic pressures, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could adversely affect the State of California's ability to raise revenues to meet its financial obligations. The following information is only a brief summary, is not a complete description and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California that have come to the attention of the Trust and were available before the date of this Statement of Additional Information. The Trust has not independently verified the accuracy and completeness of the information contained in those statements and prospectuses.

     As used below, "California Tax-Exempt Securities" includes issues secured by a direct payment obligation of the State and obligations of other issuers that rely in whole or in part on State revenues to pay their obligations. Property tax revenues and part of the State's General Fund surplus are distributed to counties, cities and their various taxing entities; whether and to what extent a portion of the State's General Fund will be so distributed in the future is unclear.

     OVERVIEW.  After suffering through a severe recession, since the start of
     --------
1994 California's economy has been on a steady recovery. The recession seriously affected State tax revenues and caused an increase in expenditures for health and welfare programs. As a result, from the late 1980s until 1992-93, the State experienced recurring budget deficits. During this period, expenditures exceeded revenues in four out of six years up to 1992-93, and the State accumulated a budget deficit of about $2.8 billion at its peak at June 30, 1993. A further consequence of the large budget imbalances was to significantly reduce the State's available cash resources and require it to use a series of external borrowings to meet its cash needs.

     The State's financial condition improved markedly during the 1995-96 1996-97 and 1997-98 fiscal years, through a combination of higher than expected revenues and a slowdown in spending. The State's cash position also improved, and no external borrowings occurred over the end of those three fiscal years. The substantially greater tax revenues that the State received were spent largely on schools (as mandated by State law), and the accumulated budget deficit was finally eliminated. The State Department of Finance estimates that the State's budget reserve was $639.8 million as of June 30, 1997, and $1.782 billion at June 30, 1998. The 1998-99 Budget Act, projects that the budget reserve at June 30, 1999 will be $1.255 billion.

     Because of the deterioration in the State's financial condition, the State's credit ratings have been reduced. Since October 1992, three major nationally recognized statistical rating organizations have lowered the State's general obligation bond rating from the highest rating of "AAA" to "A+" by Standard and Poor's, "A1" by Moody's Investors Service, Inc., and "AA-" by Fitch Investors Service, Inc. In October 1997, Fitch Investors Service, Inc. upgraded the State's general obligation bond rating from "A+" to "AA-", and in October 1998 Moody's Investors Service, Inc. upgraded the State's general obligation bond rating from "A1" to "AA3".

     State Appropriations Limit.  Subject to certain exceptions, the State is
     --------------------------
subject to an annual appropriations limit imposed by its Constitution on "proceeds of taxes." Various expenditures, including but not limited to debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.

Issues Affecting Local Governments and Special Districts
--------------------------------------------------------

     Proposition 13.  Certain California Tax-Exempt Securities may be
     --------------
obligations of issuers that rely in whole or in part on ad valorem real property taxes for revenue. In 1978, California voters approved Proposition 13, which limits ad valorem real property taxes and restricts the ability of taxing entities to increase property tax and other revenues. With certain exceptions, the maximum ad valorem real property tax is limited to 1% of the value of real property. The value of real property may be adjusted annually for inflation at a rate not exceeding 2% per year, or reduced to reflect declining value, and may also be adjusted when there is a change in ownership or new construction with respect to the property. Constitutional challenges to Proposition 13 to date have been unsuccessful.

     The State, in response to the significant reduction in local property tax revenues as a result of the passage of Proposition 13, enacted legislation to provide local government with increased expenditures from the General Fund. This post-Proposition 13 fiscal relief has ended.

     Proposition 62.  This initiative placed further restrictions on the ability
     --------------
of local governments to raise taxes and allocate approved tax revenues. Although some of the California Courts of Appeal held that parts of Proposition 62 were unconstitutional, the California Supreme Court has upheld Proposition 62's requirement that special taxes be approved by a two-thirds vote of the voters voting in an election on the issue. This decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for local governments to raise taxes.

     Proposition 218.  Passed in November 1996, this initiative places
     ---------------
additional limitations on the ability of California local governments to impose or raise various taxes, assessments, charges and fees by requiring voter approval of such items. General taxes and many assessments and fees that were passed without public approval after 1994 and before November 6, 1996 must be approved by voters to continue in effect. In addition, Proposition 218 clarified the right of local voters to reduce taxes, fees, assessments or charges. Proposition 218 does not affect the State's ability to levy or collect taxes.

     Propositions 98 and 111.  These initiatives changed the State
     -----------------------
appropriations limit and State funding of public education below the university level by guaranteeing K-14 schools a minimum share of General Fund revenues.
The initiatives also require that the State establish a prudent reserve fund for public education.

     Appropriations Limit.  Local governmental entities are also subject to
     --------------------
annual appropriations limits. If a local government's revenues in any year exceed the limit, the excess must be returned to the public through a revision of tax rates or fee schedules over the following two years.

     Conclusion.  The effect of these Constitutional and statutory changes and
     ----------
of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend upon whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy.

Additional Issues.
-----------------

     Mortgages and Deeds of Trust.  The Fund may invest in issues that are
     ----------------------------
secured in whole or in part by mortgages or deeds of trust on real property. California law limits the remedies of a creditor secured by a mortgage or a deed of trust, which may result in delays in the flow of revenues to, and debt service paid by, an issuer.

     Lease Financings.  Some local governments and districts finance certain
     ----------------
activities through lease arrangements. It is uncertain whether such lease financings are debt that requires voter approval.

     Seismic Risk.  It is impossible to predict the time, location or magnitude
     ------------
of a major earthquake or its effect on the California economy. In January 1994 a major earthquake struck Los Angeles, causing significant damage to structures and facilities in a four-county area. The possibility exists that another such earthquake could create a major dislocation of the California economy.

Rule 144A Securities
--------------------

     The Fund may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trustees, that a particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of marketplace trades therefor.

                            MANAGEMENT OF THE TRUST

     The trustee and officers of the Trust and their principal occupations during the past five years are as follows:

TIMOTHY J. HUNT (67) -- Trustee.  26 Dennett Road, Marblehead, Massachusetts.
                        -------
     Retired. Formerly, Vice President and Director of Fixed Income Research, Loomis Sayles.

DANIEL J. FUSS (65) -- President.  Executive Vice President and Director, Loomis
                       ---------
     Sayles.

MARK W. HOLLAND (49) -- Treasurer.  Vice President-Finance and Administration
                        ---------
     and Director, Loomis Sayles.

SHEILA M. BARRY (53) -- Secretary and Compliance Officer.  Assistant General
                        --------------------------------
     Counsel and   Vice President, Loomis Sayles.  Formerly, Senior Counsel and
     Vice President, New England Funds, L.P.

ROBERT J. BLANDING (51) -- Executive Vice President.  465 First Street West,
                           ------------------------
     Sonoma, California. President, Chairman, Director and Chief Executive Officer, Loomis Sayles.

WILLIAM F. CAMP (37) -- Vice President.  1533 North Woodward, Bloomfield Hills,
                        --------------
     Michigan. Vice President, Loomis Sayles. Formerly, Portfolio Manager, Kmart Corporation.

QUENTIN P. FAULKNER (60) -- Vice President.  Vice President, Loomis Sayles.
                            --------------

KATHLEEN C. GAFFNEY (37) -- Vice President.  Vice President, Loomis Sayles.
                            --------------

JEFFREY L. MEADE (48) -- Vice President.  Chief Operating Officer, Executive
                         --------------
     Vice President and Director, Loomis Sayles.

KENT P. NEWMARK (60) -- Vice President.  555 California Street, San Francisco,
                        --------------
     California. Vice President and Director, Loomis Sayles.

ROBERT K.  PAYNE (56) -- Vice President.  555 California Street, San Francisco,
                         --------------
     California.  Vice President, Loomis Sayles.

ANTHONY J. WILKINS (56) -- Vice President.  Vice President and Director, Loomis
                           --------------
     Sayles.

MARI J. SUGAHARA (34) -- Vice President.  Vice President, Loomis Sayles.
                         ---------------

FREDERICK E. SWEENEY, JR. (37) -- Vice President.  Vice President, Loomis
                                  ---------------
     Sayles. Formerly, served as an Investment Consultant at Meketa Investment Group and prior to that served as Vice President of New England Investment Associates.

     Previous positions during the past five years with Loomis Sayles are omitted, if not materially different from the positions listed. Except as indicated above, the address of each officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts 02111.

     The Trust pays no compensation to its officers listed above who are interested persons of the Trust. Each Trustee who is not affiliated with Loomis Sayles is compensated at the rate of $10,000 per annum. No Trustee received compensation from any other investment company which is advised by Loomis Sayles or its affiliates or which holds itself out to investors as being related to the Trust.

                              COMPENSATION TABLE
    for the 1998 fiscal period (January 1, 1998 through September 30, 1998)

----------------------------------------------------------------------------------------------

       (1)                (2)             (3)                 (4)                   (5)

  Name of Person,      Aggregate       Pension or          Estimated      Total Compensation
     Position        Compensation      Retirement            Annual      from Trust and Fund
                       from Trust       Benefits         Benefits Upon     Complex Paid to
                                     Accrued as Part      Retirement          Trustee
                                    of Fund Expenses
----------------------------------------------------------------------------------------------
Timothy J. Hunt,         $10,000             $0               $0              $10,000
Trustee

     As of the date hereof, the Trustee and officers as a group owned less than 1% of the outstanding shares of the Fund.

     The following table sets forth the name, address and percentage ownership of each holder of 5% or more of the Fund's outstanding voting securities as of October 31, 1998.

Shareholder                   Address                       Percentage of Shares Held
-----------                   -------                       -------------------------
First American                400 First American Center                11%
Trust Company, Paul M.        Nashville, TN 37237-0402
Davis for Peter Davis

Phillipa Scott Trust          16133 Ventura Boulevard                   9%
                              Encino, CA 91436

Koeppel Family Trust          1445 Cabellero Road                       8%
                              Arcadia, CA 91006

Joseph E. & Ellen Mueth       225 S. Lake Avenue                        7%
TTEEs, Mueth Family Trust     Pasadena, CA 91101

Camille Basha & Connie        1015 San Marino Avenue                    7%
Vitale JTTE                   San Marino, CA 91108

Judith Ann Kenyon, Trustee    1755 Warwick Avenue                       6%
Trust Dated 2/23/89           San Marino, CA 91108

Connie Vitale & Camille       1015 San Marino Avenue                    5%
Basha JTTE                    San Marino, CA 91108

James M. Cubbon               1416 Via Margarita                        5%
                              Palos Verdes Estates, CA
                              90274

                    INVESTMENT ADVISORY AND OTHER SERVICES

     Advisory Agreement.  Loomis Sayles serves as investment adviser to the Fund
     ------------------
under an advisory agreement with the Trust dated August 30, 1996. Under the advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the Fund and generally administers its affairs, subject to supervision by the Trustees. Loomis Sayles furnishes, at its own expense, all necessary office space, office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, the advisory agreement provides that the Fund shall pay Loomis Sayles a monthly investment advisory fee at the annual rate of .50% of the Fund's average weekly net assets.

     Under the advisory agreement, if the total ordinary business expenses of the Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess.

     As described in the Prospectus, Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total operating expenses. These arrangements may be modified or terminated by Loomis Sayles at any time, subject to prior notice to shareholders.

     During the 1996 and the 1997 fiscal years and the 1998 fiscal period (January 1, 1998, through September 30, 1998), Loomis Sayles received the following amounts of investment advisory fees from the Fund (before voluntary fee reductions and expense assumptions) and waived and reimbursed the following amounts of fees for the Fund:

   Period        Advisory Fees     Fee Waivers/Reimbursements
   ------        -------------     --------------------------
    1996            $52,945                  $ 64,804
    1997            $77,450                  $117,260
    1998            $66,039                  $ 90,006

     The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust or Loomis Sayles, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the advisory agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval.

     The advisory agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice to Loomis Sayles, or by Loomis Sayles upon ninety days' written notice to the Trust, and terminates automatically in the event of its assignment, as that term is defined in the 1940 Act. In addition, the agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" or "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles, cast in person at a meeting called for the purpose of voting on such approval.

     The advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     Loomis Sayles acts as investment adviser to the eighteen series of the Loomis Sayles Funds, each a series of a registered open-end diversified management investment company. Loomis Sayles acts as investment adviser or sub-adviser to New England Star Advisers Funds, New England Star Small Cap Fund,
New England Value Fund, New England Balanced Fund, New England International Equity Fund and New England Strategic Income Fund, which are series of New England Funds Trust I, a registered open-end management investment company, New England High Income Fund, a series of New England Funds Trust II, a registered open-end management investment company, New England Equity Income Fund, a series of New England Funds Trust III, a registered open-end management investment company and to the Loomis Sayles Balanced Series and the Small Cap Series of New England Zenith Funds, which is also a registered open-end management investment company. Loomis Sayles also provides investment advice to other investment companies and numerous other corporate and fiduciary clients.

     The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

     Officers of the Trust who hold positions with Loomis Sayles are listed under "Management of the Trust" in this Statement of Additional Information. Certain officers of the Trust also serve as officers, directors and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the Trustee that the desirability of retaining Loomis Sayles as investment adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.

     Custodial Arrangements.  State Street Bank and Trust Company ("State
     ----------------------
Street"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

       Independent Accountants.  The Fund's independent accountants are
       -----------------------
PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Funds' federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation. The information under the caption "Financial Highlights" included in the Prospectus has been so included, and the financial statements incorporated by reference herein from the Fund's 1998 Annual Report have been so incorporated, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     In placing orders for the purchase and sale of portfolio securities for the Fund, Loomis Sayles always seeks the best price and execution. Transactions are carried out through broker-dealers who make the primary market for securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

     Loomis Sayles selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid for a transaction. However, the Fund will only pay commissions that Loomis Sayles believes to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

     Receipt of research services from brokers may sometimes be a factor in selecting a broker which Loomis Sayles believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles's expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

     The following table sets forth for the 1996 and 1997 fiscal years and the 1998 fiscal period (January 1, 1998 through September 30, 1998), (1) the aggregate dollar amounts of brokerage commissions paid on portfolio transactions during such periods, (2) the dollar amounts of transactions on which commissions were paid during such periods that were directed to brokers providing research services ("directed transactions") and (3) the dollar amounts of commissions paid on directed transactions during such periods:


                             (1)            (2)            (3)
                          Aggregate                   Commissions
                          Brokerage      Directed     On Directed
                         Commissions   Transactions   Transactions
          Period             ($)           ($)             ($)
          ------         -----------   ------------   ------------
           1996              $ 0           $ 0             $ 0
           1997              $ 0           $ 0             $ 0
           1998              $ 0           $ 0             $ 0

                           DESCRIPTION OF THE TRUST

     The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated December 23, 1993.

     The Declaration of Trust currently permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

     The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular series of the Trust are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all series.

     The Declaration of Trust also permits the Trustees, without shareholder approval, to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to subdivide any series of shares into classes, this flexibility is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently, or to permit shares of a series to be distributed through more than one distribution channel, with the costs of the particular means of distribution (or costs of related services) to be borne by the shareholders who purchase through that means of distribution. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "fund").

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust or the Fund, respectively. The Declaration of Trust further provides that the Trustees may also terminate the Trust or the Fund upon written notice to the shareholders.

Voting Rights
-------------

     As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with a fractional vote for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

     The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case, a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote for each series or sub-series shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters exclusively affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series. Voting rights are not cumulative.

     There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust, (ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value) and (iii) to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate.

Shareholder and Trustee Liability
---------------------------------

     Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or Trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               HOW TO BUY SHARES

     The procedures for purchasing shares of the Fund and for determining the offering price of such shares are summarized in the Prospectus under "How to Purchase Shares."

                                NET ASSET VALUE

     The net asset value of the shares of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made at least weekly and as of the close of regular trading on the New York Stock Exchange (the "Exchange") on any day on which an order for purchase or redemption of the Fund's shares is received and on which the Exchange is open for unrestricted trading. During the twelve months following the date of this Statement of Additional Information, the Exchange is expected to be closed on the following weekdays: Memorial Day as observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day and Good Friday. Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships among securities that are generally recognized by institutional traders. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                  REDEMPTIONS

     The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Redeem Shares."

     The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by the Trust in proper form. Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. In those cases where you have recently purchased your shares by check and your check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until your check has cleared.

     The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind if the Trustees determine it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.

     A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."


          INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

     As described in the Prospectus under "Dividends, Capital Gain Distributions and Taxes" it is the policy of the Fund to pay its shareholders, as monthly dividends, substantially all net income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

     Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for a change to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

     As required by federal law, information concerning the federal tax status of distributions from the Fund will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order so to qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, (ii) distribute at least 90% of the sum of its taxable net investment income, its tax-exempt income and the excess, if any, of net short term capital gains over its net long-term capital losses for such year; and (iii) at the end of each fiscal quarter hold at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses. To the extent it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income realized during the one-year period ending on October 31 (or December 31, if the Fund is permitted to elect and so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

     The Code permits a regulated investment company that at the close of each quarter of its taxable year has at least 50% of the value of its total assets invested in obligations the interest on which is excludable from federal gross income to pass through to its investors, tax-free, its net tax-exempt interest income. The policy of the Fund is to pay each year as dividends all of the Fund's tax-exempt interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof derived from tax-exempt interest and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of the Fund's taxable year, but the aggregate of such dividends may not exceed the net tax-exempt interest received by the Fund during the taxable year. The percentage of the dividends paid for any taxable year that qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends during such year, regardless of the period for which the shares were held.

     Exempt-interest dividends may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code but may be taxable for federal alternative minimum tax purposes and for state and local tax purposes. Each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends would retain the exclusion under Section 103(a) if such shareholder were treated as a "substantial user" or a "related person" to such user under Section 147(a) with respect to facilities financed through any of the tax-exempt obligations held by the Fund.

     If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of obligations the interest on which is exempt from California personal income taxation if held by an individual, then the Fund will be qualified to pay dividends that are exempt from California personal income tax. The Fund intends to qualify to pay such dividends. For California personal income tax purposes, distributions derived from other investments and distributions from any net realized capital gains will be taxable, whether paid in cash or reinvested in additional shares.

     Interest derived from California tax-exempt securities is not subject to the California alternative minimum tax. For California personal income tax purposes, the entire amount of interest on any indebtedness incurred to purchase or carry shares of the Fund will not be deductible.

     Distributions from investment income and capital gains, including dividends derived from interest paid on California tax-exempt securities, will be subject to California franchise tax and California corporate income tax.

     Shareholders of the Fund will be subject to federal income taxes on taxable distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by the Fund of net taxable income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions designated by the Fund as deriving from securities held for more than one year, if any, will be taxable to shareholders as long-term capital gains (generally at a 20% rate for noncorporate shareholders) without regard to how long a shareholder has held shares of the Fund.

     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

     Redemptions and exchanges of the Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. In general, any long term gains realized upon a taxable disposition of shares will be subject to a maximum tax rate of 20% for noncorporate shareholders.

If a shareholder sells Fund shares held for six months or less at a loss, the loss will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to the shares and will be treated as long-term capital loss to the extent of any long-term capital gain distributions received with respect to the shares. Furthermore, all or a portion of any loss will be disallowed on the taxable disposition of Fund shares if the shareholder acquires other shares of the Fund within 30 days before or after the disposition.

     The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

     If the Fund engages in hedging transactions, including hedging transactions in options, future contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code, regulations and applicable provisions of California tax law currently in effect. For the complete provisions, reference should be made to the pertinent Code sections, regulations and applicable provisions of California tax law. These authorities are subject to change by legislative or administrative action.

     Dividends and distributions also may be subject to other state and local taxes or foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, foreign, state or local taxes.

     The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described in the prospectus. The new regulations will generally be effective for payments made on or after January 1, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

                             FINANCIAL STATEMENTS

     The financial statements of the Fund included in its 1998 Annual Report, filed with the Securities and Exchange Commission on November 30, 1998, are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing Loomis Sayles, One Financial Center, Boston, Massachusetts 02111 or telephoning (888)
226-9699.

                     CALCULATION OF YIELD AND TOTAL RETURN

     Yield.  The Fund's yield will be computed by dividing the Fund's net
     -----
investment income per share for a recent 30-day period by the maximum offering price per share on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Fund's yield will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objective and policies of the Fund.

     At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

     Investors in the Fund are specifically advised that the net asset value per share of the Fund may vary, just as yields for the Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of the Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

     Total Return.  Total return with respect to the Fund is a measure of the
     ------------
change in value of an investment in the Fund over the period covered, and assumes any dividends or capital gains distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.

                            PERFORMANCE COMPARISONS

     The Fund may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders. The Fund may from time to time include in advertisements or information furnished to present or prospective shareholders (i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

     LIPPER ANALYTICAL SERVICES, INC. distributes mutual fund rankings monthly.
     --------------------------------
The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

     MICROPAL, INC. distributes mutual fund rankings weekly and monthly.  The
     --------------
rankings are based upon performance calculated by Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Micropal rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year and 10-year performance. Micropal classifies mutual funds by investment objective and asset category.

     MORNINGSTAR, INC. distributes mutual fund ratings twice a month.  The
     -----------------
ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

     CDA/WEISENBERGER'S MANAGEMENT RESULTS publishes mutual fund rankings and is
     -------------------------------------
distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

     Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as those listed below.

     CONSUMER PRICE INDEX.  The Consumer Price Index, published by the U.S.
     --------------------
Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

     DOW JONES INDUSTRIAL AVERAGE.  The Dow Jones Industrial Average is a market
     ----------------------------
value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

       LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.  The Lehman Brothers
       ------------------------------------------------
Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

     LEHMAN BROTHERS 1-3 YEAR GOVERNMENT INDEX.  The Index contains fixed rate
     ------------------------------------------
debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.

     LEHMAN BROTHERS GOVERNMENT BOND INDEX.  The Lehman Brothers Government Bond
     --------------------------------------
Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

     LEHMAN BROTHERS MUNICIPAL BOND INDEX.  The Lehman Brothers Municipal Bond
     -------------------------------------
Index is computed from the prices of approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligation bonds, 27% insured bonds and 13% prerefunded bonds.

     MSCI-EAFE INDEX.  The MSCI-EAFE Index contains over 1000 stocks from 20
     ----------------
different countries with Japan (approximately 50%), United Kingdom, France and Germany being the most heavily weighted.

     MSCI-EAFE EX-JAPAN INDEX.  The MSCI-EAFE ex-Japan Index consists of all
     -------------------------
stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

     MERRILL LYNCH GOVERNMENT/CORPORATE INDEX.  The Merrill Lynch Government/
     -----------------------------------------
Corporate Index is a composite of approximately 4,900 U.S. government and corporate debt issues with at least $25 million outstanding, greater than one year maturity, and credit ratings of investment grade or higher.

     MERRILL LYNCH HIGH YIELD INDEX.  The Merrill Lynch High Yield Index
     -------------------------------
includes over 750 issues and represents public debt greater than $10 million (original issuance rated BBB/BB and below).

     RUSSELL 2000 INDEX.  The Russell 2000 Index is comprised of the 2000
     ------------------
smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization.

     SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX.  The Salomon Brothers World
     --------------------------------------------
Government Bond Index includes a broad range of institutionally-traded fixed-rate government securities issued by the national governments of the nine countries whose securities are most actively traded. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds) and private-placement type securities.

     STANDARD & POOR'S/BARRA GROWTH INDEX.  The Standard & Poor's/Barra Growth
     -------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

     STANDARD & POOR'S/BARRA VALUE INDEX.  The Standard & Poor's/Barra Value
     ------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

     STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500").  The S&P
     ------------------------------------------------------------------
500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.

     From time to time, articles about the Fund regarding performance, rankings and other characteristics of the Fund may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of such articles may be used in the Fund's promotional literature. References to articles regarding personnel of the Loomis Sayles who have portfolio management responsibility may also be used in the Fund's promotional literature. For additional information about the Fund's advertising and promotional literature, see Appendix B.

                               PERFORMANCE DATA

     The manner in which yield and total return of the Fund will be calculated for public use is described above. The following table summarizes the calculation of the Fund's yield at September 30, 1998 and the Fund's total return (i) for the one-year period ended September 30, 1998, (ii) for the three-year period ended September 30, 1998 and (iii) for the period from the Fund's commencement of operations to September 30, 1998.

                               Performance Data*

                                                     Average             Average
                              Average                 Annual              Annual
                               Annual              Total Return            Total
                            Total Return              for the             Return
                               for the              Three-Year      from the Commencement
     Current SEC Yield    One-Year Period ended    Period ended    of Operations** through
         at 9/30/98            9/30/98                9/30/98              9/30/98
         ----------            -------                -------              -------
            4.15%                7.31%                 6.60%                6.51%

*Performance would have been lower if the management fee had not been waived and certain other expenses had not been reimbursed by Loomis Sayles. In the absence of the expense limitation, actual yield and total return would have been 3.24% (yield), and 6.65%, 5.97% and 5.88% for the one-year period ended September 30, 1998, for the three-year period ended September 30, 1998 and for the period from the Fund's commencement of operations to September 30, 1998, respectively.

**Inception date of the Fund is June 1, 1995.

                                                                      APPENDIX A
                PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION

ABC and affiliates                           Fitch Insights
Adam Smith's Money World                     Forbes
America On Line                              Fort Worth Star-Telegram
Anchorage Daily News                         Fortune
Atlanta Constitution                         Fox Network and affiliates
Atlanta Journal                              Fund Action
Arizona Republic                             Fund Decoder
Austin American Statesman                    Global Finance
Baltimore Sun                                (the) Guarantor
Bank Investment Marketing                    Hartford Courant
Barron's                                     Houston Chronicle
Bergen County Record (NJ)                    INC
Bloomberg Business News                      Indianapolis Star
Bond Buyer                                   Individual Investor
Boston Business Journal                      Institutional Investor
Boston Globe                                 International Herald Tribune
Boston Herald                                Internet
Broker World                                 Investment Advisor
Business Radio Network                       Investment Company Institute
Business Week                                Investment Dealers Digest
CBS and affiliates                           Investment Profiles
CDA Investment Technologies                  Investment Vision
CFO                                          Investor's Daily
Changing Times                               IRA Reporter
Chicago Sun Times                            Journal of Commerce
Chicago Tribune                              Kansas City Star
Christian Science Monitor                    KCMO (Kansas City)
Christian Science Monitor News Service       KOA-AM (Denver)
Cincinnati Enquirer                          LA Times
Cincinnati Post                              Leckey, Andrew (syndicated column)
CNBC                                         Life Association News
CNN                                          Lifetime Channel
Columbus Dispatch                            Miami Herald
CompuServe                                   Milwaukee Sentinel
Dallas Morning News                          Money Magazine
Dallas Times-Herald                          Money Maker
Denver Post                                  Money Management Letter
Des Moines Register                          Morningstar
Detroit Free Press                           Mutual Fund Market News
Donoghues Money Fund Report                  Mutual Funds Magazine
Dorfman, Dan (syndicated column)             National Public Radio
Dow Jones News Service                       National Underwriter
Economist                                    NBC and affiliates
FACS of the Week                             New England Business
Fee Adviser                                  New England Cable News
Financial News Network                       New Orleans Times-Picayune
Financial Planning                           New York Daily News
Financial Planning on Wall Street            New York Times
Financial Research Corp.                     Newark Star Ledger
Financial Services Week                      Newsday
Financial World                              Newsweek

Nightly Business Report                      World Wide Web
Orange County Register                       Worth Magazine
Orlando Sentinel                             WRKO
Palm Beach Post
Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade
UP
US News and World Report
USA Today
USA TV Network
Value Line
Wall Street Journal
Wall Street Letter
Wall Street Week
Washington Post
WBZ
WBZ-TV
WCVB-TV
WEEI
WHDH
Worcester Telegram

                                                                      APPENDIX B
                    ADVERTISING AND PROMOTIONAL LITERATURE

 .    Loomis Sayles Investment Trust advertising and promotional material may include, but is not limited to, discussions of the following information:

 .    Loomis Sayles Investment Trust's participation in wrap fee and no transaction fee programs

 .    Loomis Sayles Investment Trust and Loomis, Sayles & Company, L.P. Website

 .    Characteristics of Loomis Sayles including the number and locations of its offices, its investment practices and clients

 .    Specific and general investment philosophies, strategies, processes and techniques

 .    Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

 .    Industry conferences, electronically transmitted programs relating to the investment industry and the like at which Loomis Sayles participates

 .    Current capitalization, levels of profitability and other financial information

 .    Identification of portfolio managers, researchers, economists, principals and other staff members and employees

 .    The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

 .    Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans

 .    Current and historical statistics relating to:

     -total dollar amount of assets managed
     -Loomis Sayles assets managed in total and by Fund
     -the growth of assets
     -asset types managed

     References may be included in Loomis Sayles Investment Trust's advertising and promotional literature about 401(k) and retirement plans, if any, that offer the Fund. The information may include, but is not limited to:

 .    Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers or plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms with whom Loomis Sayles may or may not have a relationship.

 .    Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the Fund as a 401(k) or retirement plan funding vehicle produced by industry authorities, research organizations and publications.

                        LOOMIS SAYLES INVESTMENT TRUST

                     LOOMIS SAYLES CORE FIXED INCOME FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                January 1, 1999












This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus (the "Prospectus") of Loomis Sayles Core Fixed Income Fund, a series of Loomis Sayles Investment Trust, dated January 1, 1999, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS......................   -3-

MANAGEMENT OF THE TRUST..............................................   -9-

INVESTMENT ADVISORY AND OTHER SERVICES...............................  -11-

PORTFOLIO TRANSACTIONS AND BROKERAGE.................................  -14-

DESCRIPTION OF THE TRUST.............................................  -15-

HOW TO BUY SHARES....................................................  -18-

NET ASSET VALUE......................................................  -18-

REDEMPTIONS..........................................................  -19-

INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS..........  -19-

FINANCIAL STATEMENTS.................................................  -22-

CALCULATION OF YIELD AND TOTAL RETURN................................  -22-

PERFORMANCE COMPARISONS..............................................  -23-

PERFORMANCE DATA.....................................................  -26-

APPENDIX A
     PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION..................  A-1

APPENDIX B
     ADVERTISING AND PROMOTIONAL LITERATURE..........................  B-1

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The investment objective and policies of the Loomis Sayles Core Fixed Income Fund (the "Fund"), a series of Loomis Sayles Investment Trust (the "Trust"), are summarized in the Prospectus under "Investment Objective and Policies" and "More Information About the Fund's Investments." The investment policies of the Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the Fund's investment adviser, subject to review and approval by the Trust's board of trustees (the "Trustees"), without shareholder approval except that the investment objective of the Fund as set forth in the Prospectus and any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which at least 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

     In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of the Fund):

     The Fund will not:

     *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(2) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(3) Make loans. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public, is considered the making of a loan. )

     *(4) Change its classification pursuant to Section 5(b) of the Investment
          Company Act of 1940, as amended (the "1940 Act"), from a "diversified" to a "non-diversified" management investment company.

     *(5) Purchase any security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries.)

     *(6) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund's use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

     *(7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

     *(8) Issue senior securities other than any borrowing permitted by restriction (6) above. (For the purposes of this restriction none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts or any other derivative investments to the extent that Loomis Sayles determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the Securities and Exchange Commission (the "SEC") or its staff.)

     The Fund intends, based on the views of the staff of the SEC, to restrict its investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

     Although authorized to invest in restricted securities, the Fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities, except Rule 144A securities.

Portfolio Turnover
------------------

     Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover rates may result in higher costs such as higher brokerage commissions and higher levels of taxable gain. See "Portfolio Transactions and Brokerage" for a description of Loomis Sayles's brokerage practices and "Income Dividends, Capital Gain Distributions and Tax Status" for more information about the tax consequences of investing in the Fund.

U.S. Government Securities
--------------------------

     U.S. Government Securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association and the Small Business Administration. More detailed information about some of these categories of U.S. Government Securities follows.

     .    U.S. Treasury Bills - Direct obligations of the U.S. Treasury which
          -------------------
are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

     .    U.S. Treasury Notes and Bonds - Direct obligations of the U.S.
          -----------------------------
Treasury issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

     .    "Ginnie Maes" - Debt securities issued by a mortgage banker or other
           -----------
mortgagee which represent interests in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

     .    "Fannie Maes" - Fannie Mae is a government-sponsored corporation owned
           -----------
entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by Fannie Mae that are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.

     .    "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC")
           ------------
is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio.

FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

     As described in the Prospectus, U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed income securities. Like other fixed income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

When-Issued Securities
----------------------

     As described in the Prospectus, the Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities in this manner (i.e. on a when-issued or delayed-delivery basis), it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

Convertible Securities
----------------------

     Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity security, however, so that when the price of the underlying equity security falls, the decline in the price of the convertible security may sometimes be less substantial than that of the underlying equity security. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. Because conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

Zero Coupon Bonds
-----------------

     Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligations or for an initial period after the issuance of the obligations. Such bonds are issued and traded at discounts from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because an investor investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

Repurchase Agreements
---------------------

     The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto and (b) inability to enforce rights and the expenses involved in attempted enforcement.

Lower Rated Fixed Income Securities
-----------------------------------

     The Fund will purchase securities rated at least BBB- by Standard & Poor's ("S&P") and Baa3 by Moody's Investors Service, Inc. ("Moody's"), or if unrated, determined to be of comparable quality by Loomis Sayles. In the event that the credit rating of a security held by the Fund falls below investment grade (or, in the case of unrated securities, Loomis Sayles determines that the quality of such security has deteriorated below investment grade), the Fund will not be obligated to dispose of such security and may continue to hold such security if, in the opinion of Loomis Sayles, such investment is appropriate in the circumstances. Securities rated below investment grade ("lower rated fixed income securities") generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the Fund's investment objective through investment in lower rated fixed income securities may be more dependent on Loomis Sayles's credit analysis than is the case with higher quality bonds. The market for lower rated fixed income securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases. The value and liquidity of lower rated fixed income securities may be diminished by adverse publicity and investor perceptions. The secondary market for lower rated fixed income securities may be less liquid than the secondary market for higher rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the valuation and sale of these securities by the Fund more difficult. Certain lower-rated fixed income securities do not pay interest on a current basis. However, the Fund will accrue and distribute this interest on a current basis, and may be required to sell securities at times when Loomis Sayles would not otherwise deem it advisable to do so to generate cash for distributions. Securities of below investment grade quality are commonly referred to as "junk bonds." Securities in the lowest rating categories may be in poor standing or in default. Investment grade fixed income securities rated BBB by S&P or Baa by Moody's may share some of the characteristics described above.

Rule 144A Securities
--------------------

     The Fund may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trustees, that a particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of marketplace trades therefor.

                            MANAGEMENT OF THE TRUST

     The trustee and officers of the Trust and their principal occupations during the past five years are as follows:

TIMOTHY J. HUNT (67) -- Trustee.  26 Dennett Road, Marblehead, Massachusetts.
                        -------
     Retired. Formerly, Vice President and Director of Fixed Income Research, Loomis Sayles.

DANIEL J. FUSS (65) -- President.  Executive Vice President and Director,
                       ---------
     Loomis Sayles.

MARK W. HOLLAND (49) -- Treasurer. Vice President-Finance and Administration
                        ---------
     and Director, Loomis Sayles.

SHEILA M. BARRY (53) -- Secretary and Compliance Officer.  Assistant General
                        --------------------------------
     Counsel and   Vice President, Loomis Sayles.  Formerly, Senior Counsel and
     Vice President, New England Funds, L.P.

ROBERT J. BLANDING (51) -- Executive Vice President. 465 First Street West,
                           ------------------------
     Sonoma, California. President, Chairman, Director and Chief Executive Officer, Loomis Sayles.

WILLIAM F. CAMP (37) -- Vice President. 1533 North Woodward, Bloomfield Hills,
                        --------------
     Michigan. Vice President, Loomis Sayles. Formerly, Portfolio Manager, Kmart Corporation.

QUENTIN P. FAULKNER (60) -- Vice President. Vice President, Loomis Sayles.
                            --------------

KATHLEEN C. GAFFNEY (37) -- Vice President. Vice President, Loomis Sayles.
                            --------------

JEFFREY L. MEADE (48) -- Vice President. Chief Operating Officer, Executive Vice
                         --------------
     President and Director, Loomis Sayles.

KENT P. NEWMARK (60) -- Vice President. 555 California Street, San Francisco,
                        --------------
     California. Vice President and Director, Loomis Sayles.

ROBERT K. PAYNE (56) -- Vice President. 555 California Street, San Francisco,
                         -------------
     California. Vice President, Loomis Sayles.

ANTHONY J. WILKINS (56) -- Vice President. Vice President and Director, Loomis
                           --------------
     Sayles.

MARI J. SUGAHARA (34) -- Vice President.  Vice President, Loomis Sayles.
                         --------------

FREDERICK E. SWEENEY, JR. (37) -- Vice President. Vice President, Loomis Sayles.
                                  --------------
     Formerly, served as an Investment Consultant at Meketa Investment Group and prior to that served as Vice President of New England Investment Associates.

     Previous positions during the past five years with Loomis Sayles are omitted, if not materially different from the positions listed. Except as indicated above, the address of each officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts 02111.

     The Trust pays no compensation to its officers listed above who are interested persons of the Trust. Each Trustee who is not affiliated with Loomis Sayles will be compensated at the rate of $10,000 per annum. No Trustee received compensation from any other investment company which is advised by Loomis Sayles or its affiliates or which holds itself out to investors as being related to the Trust.

                              COMPENSATION TABLE

    for the 1998 fiscal period (January 1, 1998 through September 30, 1998)

==============================================================================================

        (1)              (2)             (3)                (4)                  (5)

  Name of Person,     Aggregate       Pension or         Estimated       Total Compensation
     Position       Compensation      Retirement           Annual       from Trust and Fund
                     from Trust        Benefits        Benefits Upon      Complex Paid to
                                    Accrued as Part      Retirement           Trustee
                                   of Fund Expenses

==============================================================================================
Timothy J. Hunt,      $10,000             $0                 $0             $10,000
Trustee

a     As of the date hereof, the Trustee and officers as a group owned less than
1% of the outstanding shares of the Fund.

     As of October 31, 1998, Asbestos Workers Local #84 Pension Plan may be deemed to control the Fund because it owned of record more than 25% of the Fund's shares. As a result, it may not be possible for matters subject to a vote of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and such shareholder may be able to approve such matters without the approval of any other shareholder. The following table sets forth the name, address and percentage ownership of each holder of more than 5% of the Fund's outstanding securities as of October 31, 1998:

                                                                           Percentage of
    Shareholder                              Address                       Shares Held
    -----------                              -------                       -----------
Asbestos Workers Local #84 Pension Plan      36 East Warner Road           31%
                                             Akron, OH 44319

Crane Plastics Employee Retirement Plan      P.O. Box 1047                 18%
                                             Columbus, OH 43216

Sheet Metal Workers Local Union              2075 West Big Beaver          11%
No. 292 Annuity Fund                         #520
                                             Troy, MI  48084

Southeastern Michigan                        25180 Lahser Road             9%
Chapter, NECA                                P.O. Box 385
                                             Southfield, MI 48037

Hospitalers Committee of Detroit             Commandery No. 1              9%
                                             500 Temple Ave.
                                             Detroit, MI 48201

Ironworkers Local #340                       519 East Columbia             7%
  Supplementary Retirement Plan              Battle Creek, MI 49015

Sign, Pictorial & Display Union              30700 Telegraph Road          7%
Local #591 AFL-CIO Display Group             Suite 2400
Supplemental Pension Fund                    Bingham Farms, MI 48025

                    INVESTMENT ADVISORY AND OTHER SERVICES

     Advisory Agreement.  Loomis Sayles serves as investment adviser to the Fund
     ------------------
under an advisory agreement with the Trust dated August 30, 1996. Under the advisory agreement, Loomis

Sayles manages the investment and reinvestment of the assets of the Fund and generally administers its affairs, subject to supervision by the Trustees. Loomis Sayles furnishes, at its own expense, all necessary office space, office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, the advisory agreement provides that the Fund shall pay Loomis Sayles a monthly investment advisory fee at the annual rate of .50% of the Fund's average weekly net assets.

     Under the advisory agreement, if the total ordinary business expenses of the Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess.

     As described in the Prospectus, Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total operating expenses. These arrangements may be modified or terminated by Loomis Sayles at any time, subject to prior notice to shareholders.

     During the 1996 fiscal period (April 24, 1996 through December 31, 1996) the 1997 fiscal year and the 1998 fiscal period (January 1, 1998, through September 30, 1998), Loomis Sayles received the following amounts of investment advisory fees from the Fund (before voluntary fee reductions and expense assumptions) and waived and reimbursed the following amount of fees for the
Fund:

          Period         Advisory Fees         Fee Waivers/Reimbursements
          ------         -------------         --------------------------
          1996           $18,961               $ 30,882
          1997           $44,126               $102,202
          1998           $69,281               $ 85,691

     The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust or Loomis Sayles, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the advisory agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval.

     The advisory agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice to Loomis Sayles, or by Loomis Sayles upon ninety days' written notice to the Trust, and it terminates automatically in the event of its assignment, as that term is defined in the 1940 Act. In addition, the agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" or "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles, cast in person at a meeting called for the purpose of voting on such approval.

     The advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     Loomis Sayles acts as investment adviser to the eighteen series of the Loomis Sayles Funds, each a series of a registered open-end diversified management investment company. Loomis Sayles acts as investment adviser or sub-adviser to New England Star Advisers Fund, [New England Star Small Cap Fund,] New England Value Fund, New England Balanced [Fund, New England International Equity] Fund and New England Strategic Income Fund, which are series of New England Funds Trust I, a registered open-end management investment company, New England High Income Fund, a series of New England Funds Trust II, a registered open-end management investment company, New England Equity Income Funds, a series of New England Funds Trust III, a registered open-end management investment company and the Loomis Sayles Balanced Series and the Small Cap Series of New England Zenith Funds, which is also a registered open-end management investment company. Loomis Sayles also provides investment advice to other investment companies and numerous other corporate and fiduciary clients.

     The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

     Officers of the Trust who hold positions with Loomis Sayles are listed under "Management of the Trust" in this Statement of Additional Information. Certain officers of the Trust also serve as officers, directors and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the Trustee that the desirability of retaining Loomis Sayles as investment adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.

     Custodial Arrangements.  State Street Bank and Trust Company ("State
     ----------------------
Street"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

     Independent Accountants. The Fund's independent accountants are PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Funds' federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation. The information under the caption "Financial Highlights" included in the Prospectus has been so included, and the financial statements incorporated by reference herein from the Fund's 1998 Annual Report have been so incorporated, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     In placing orders for the purchase and sale of portfolio securities for the Fund, Loomis Sayles always seeks the best price and execution. Transactions are carried out through broker-dealers who make the primary market for securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

     Loomis Sayles selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid for a transaction. However, the Fund will only pay commissions that Loomis Sayles believes to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

     Receipt of research services from brokers may sometimes be a factor in selecting a broker which Loomis Sayles believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles's expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

     The following table sets forth for the 1996 fiscal period (April 24, 1996 through December 31, 1996), the 1997 fiscal year and the 1998 fiscal period (January 1, 1998 through September 30, 1998), (1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during such period, (2) the dollar amount of transactions on which commissions were paid during such period that were directed to brokers providing research services ("directed transactions") and (3) the dollar amount of commissions paid on directed transactions during such period:

                 (1)               (2)                 (3)
              Aggregate                            Commissions
              Brokerage          Directed          on Directed
Period     Commissions ($)    Transactions ($)    Transactions ($)
------     ---------------    ----------------   -----------------
1996             $0                 $0                  $0
1997             $0                 $0                  $0
1998             $0                 $0                  $0

                           DESCRIPTION OF THE TRUST

     The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated December 23, 1993.

     The Declaration of Trust currently permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

     The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular series of the Trust are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all series.

     The Declaration of Trust also permits the Trustees, without shareholder approval, to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to subdivide any series of shares into classes, this flexibility is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently, or to permit shares of a series to be distributed through more than one distribution channel, with the costs of the particular means of distribution (or costs of related services) to be borne by the shareholders who purchase through that means of distribution. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "fund").

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust or the Fund, respectively. The Declaration of Trust further provides that the Trustees may also terminate the Trust or the Fund upon written notice to the shareholders.

Voting Rights
-------------

     As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with a fractional vote for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

     The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote for each series or sub-series shall be held whenever required by the

1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters exclusively affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series. Voting rights are not cumulative.

     There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust, (ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value) and (iii) to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate.

Shareholder and Trustee Liability
---------------------------------

     Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The

Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or Trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               HOW TO BUY SHARES

     The procedures for purchasing shares of the Fund and for determining the offering price of such shares are summarized in the Prospectus under "How to Purchase Shares."

                                NET ASSET VALUE

     The net asset value of the shares of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. The Fund intends to make such determination at least weekly and as of the close of regular trading on the New York Stock Exchange (the "Exchange") on any day on which an order for purchase or redemption of the Fund's shares is received and on which the Exchange is open for unrestricted trading. During the twelve months following the date of this Statement of Additional Information, the Exchange is expected to be closed on the following weekdays: Memorial Day as observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New
Year's Day,   Martin Luther King, Jr. Day,  Presidents' Day and Good Friday.
Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships among securities that are generally recognized by institutional traders. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the value of foreign securities not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith or in accordance with procedures approved by the Trustees.

                                  REDEMPTIONS

     The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Redeem Shares."

     The redemption price will be the net asset value per share next determined
     --------------------------------------------------------------------------
after the redemption request and any necessary special documentation are
------------------------------------------------------------------------
received by the Trust in proper form.  Proceeds resulting from a written
------------------------------------
redemption request will normally be mailed to you within seven days after receipt of your request in good order. In those cases where you have recently purchased your shares by check and your check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until your check has cleared.

     The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind if the Trustees determine it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.

     A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."

          INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

     As described in the Prospectus under "Dividends, Capital Gain Distributions and Taxes," it is the policy of the Fund to pay its shareholders annually, as dividends, substantially all of the Fund's net income and to distribute to its shareholders annually substantially all net realized capital gains, if any, after offset by any capital loss carryovers.

     Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for an election to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

     As required by federal law, information concerning the federal tax status of distributions from the Fund will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order so to qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute each year at least 90% of the sum of its taxable net investment income, its tax-exempt income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) at the end of each fiscal quarter hold at least 50% of the value of its total assets in cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses. To the extent the Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     A nondeductible excise tax will be imposed at the rate of 4% on the excess, if any, of the Fund's "required distribution" over its distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income realized during the one-year period ending on October 31 (or December 31, if the Fund is permitted to so elect and so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Dividends and distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

     Distribution by the Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions designated by a Fund as deriving from net gains on securities held for more than one year will be taxable to shareholders as long-term capital gains (generally at a 20% rate for noncorporate shareholders), without regard to how long a shareholder has held shares of the Fund.

     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

     Redemptions and exchanges of the Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions.
If shares have been held for more than one year, gain or loss realized will generally be long-term capital gain or loss, and will otherwise be short-term capital gain or loss. In general, any long term gains realized upon a taxable disposition of shares will be subject to a maximum tax rate of 20% (for noncorporate shareholders). However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, all or a portion of any loss will be disallowed on the taxable disposition of Fund shares if the shareholder acquires other shares of the Fund within 30 days before or after the disposition.

     The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

     If the Fund engages in hedging transactions, including hedging transactions in options, future contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to market straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and the regulations thereunder currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, respectively.

     Dividends and distributions also may be subject to foreign, state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, foreign, state or local taxes.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty.) The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding tax rules described above. The new regulations will generally be effective for payments made on or after January 1, 1999 (although transition rules will apply).

     In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their advisors with respect to the potential application of these new regulations.


                             FINANCIAL STATEMENTS

     The financial statements of the Fund included in its 1998 Annual Report, filed with the Securities and Exchange Commission on November 30, 1998, are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing Loomis Sayles, One Financial Center, Boston, Massachusetts 02111 or telephoning (888)
226-9699.



                     CALCULATION OF YIELD AND TOTAL RETURN

     Yield.  The Fund's yield will be computed by dividing the Fund's net
     -----
investment income per share for a recent 30-day period by the maximum offering price per share on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Fund's yield will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objective and policies of the Fund.

     At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

     Investors in the Fund are specifically advised that the net asset value per share of the Fund may vary, just as yields for the Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of the Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

     Total Return.  Total return with respect to the Fund is a measure of the
     ------------
change in value of an investment in the Fund over the period covered, and assumes any dividends or capital gains distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.


                            PERFORMANCE COMPARISONS

     The Fund may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders. The Fund may from time to time include in advertisements or information furnished to present or prospective shareholders (i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

     LIPPER ANALYTICAL SERVICES, INC. distributes mutual fund rankings monthly.
     --------------------------------
The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

     MICROPAL, INC. distributes mutual fund rankings weekly and monthly.  The
     --------------
rankings are based upon performance calculated by Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Micropal rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year and 10-year performance. Micropal classifies mutual funds by investment objective and asset category.

     MORNINGSTAR, INC. distributes mutual fund ratings twice a month.  The
     -----------------
ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges.

Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

     CDA/WEISENBERGER'S MANAGEMENT RESULTS publishes mutual fund rankings and is
     -------------------------------------
distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

     Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as those listed below.

     CONSUMER PRICE INDEX.  The Consumer Price Index, published by the U.S.
     --------------------
Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

     DOW JONES INDUSTRIAL AVERAGE.  The Dow Jones Industrial Average is a market
     ----------------------------
value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

     LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.  The Lehman Brothers
     -----------------------------------------------
Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

     LEHMAN BROTHERS 1-3 YEAR GOVERNMENT INDEX.  The Index contains fixed rate
     -----------------------------------------
debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.

     LEHMAN BROTHERS GOVERNMENT BOND INDEX.  The Lehman Brothers Government Bond
     -------------------------------------
Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

     LEHMAN BROTHERS MUNICIPAL BOND INDEX.  The Lehman Brothers Municipal Bond
     ------------------------------------
Index is computed from the prices of approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligation bonds, 27% insured bonds and 13% prerefunded bonds.

     MSCI-EAFE INDEX.  The MSCI-EAFE Index contains over 1000 stocks from 20
     ---------------
different countries with Japan (approximately 50%), United Kingdom, France and Germany being the most heavily weighted.

     MSCI-EAFE EX-JAPAN INDEX.  The MSCI-EAFE ex-Japan Index consists of all
     -------------------------
stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

     MERRILL LYNCH GOVERNMENT/CORPORATE INDEX.  The Merrill Lynch Government/
     -----------------------------------------
Corporate Index is a composite of approximately 4,900 U.S. government and corporate debt issues with at least $25 million outstanding, greater than one year maturity, and credit ratings of investment grade or higher.

     MERRILL LYNCH HIGH YIELD INDEX.  The Merrill Lynch High Yield Index
     -------------------------------
includes over 750 issues and represents public debt greater than $10 million (original issuance rated BBB/BB and below).

     RUSSELL 2000 INDEX.  The Russell 2000 Index is comprised of the 2000
     ------------------
smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization.

     SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX.  The Salomon Brothers World
     --------------------------------------------
Government Bond Index includes a broad range of institutionally-traded fixed-rate government securities issued by the national governments of the nine countries whose securities are most actively traded. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds) and private-placement type securities.

     STANDARD & POOR'S/BARRA GROWTH INDEX.  The Standard & Poor's/Barra Growth
     -------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

     STANDARD & POOR'S/BARRA VALUE INDEX.  The Standard & Poor's/Barra Value
     ------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

     STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500").  The S&P
     ------------------------------------------------------------------
500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.

     From time to time, articles about the Fund regarding performance, rankings and other characteristics of the Fund may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of such articles may be used in the Fund's promotional literature. References to articles regarding personnel of Loomis Sayles who have portfolio management responsibility may also be used in the

Fund's promotional literature. For additional information about the Fund's advertising and promotional literature, see Appendix B.


                               PERFORMANCE DATA

     The manner in which yield and total return of the Fund will be calculated for public use is described above. The following table summarizes the calculation of the Fund's yield at September 30, 1998 and the Fund's total return (i) for the [one-]year ended September 30, 1998 and (ii) for the period from the Fund's commencement of operations to September 30, 1998.

                               Performance Data*

                                                       Average Annual
                                Average Annual          Total Return
                                 Total Return             from the
                                    for the            Commencement of
          Current SEC Yield     One-Year Period     Operations** through
              at 9/30/98         Ended 9/30/98            9/30/98
          -----------------     ---------------     --------------------
               5.40%                 11.10%                 9.23%

* Performance would have been lower if the management fee had not been waived and certain other expenses had not been reimbursed by Loomis Sayles. In the absence of the expense limitation, actual yield and total return would have been 4.55% (yield), and 10.35% and 8.44% for the one-year period ended September 30, 1998 and for the period from the Fund's commencement of operations to September 30, 1998, respectively.

** Inception date of the Fund is April 24, 1996.

                                                                      APPENDIX A
                PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION

ABC and affiliates                           Fort Worth Star-Telegram
Adam Smith's Money World                     Fortune
America On Line                              Fox Network and affiliates
Anchorage Daily News                         Fund Action
Atlanta Constitution                         Fund Decoder
Atlanta Journal                              Global Finance
Arizona Republic                             (the) Guarantor
Austin American Statesman                    Hartford Courant
Baltimore Sun                                Houston Chronicle
Bank Investment Marketing                    INC
Barron's                                     Indianapolis Star
Bergen County Record (NJ)                    Individual Investor
Bloomberg Business News                      Institutional Investor
Bond Buyer                                   International Herald Tribune
Boston Business Journal                      Internet
Boston Globe                                 Investment Advisor
Boston Herald                                Investment Company Institute
Broker World                                 Investment Dealers Digest
Business Radio Network                       Investment Profiles
Business Week                                Investment Vision
CBS and affiliates                           Investor's Daily
CDA Investment Technologies                  IRA Reporter
CFO                                          Journal of Commerce
Changing Times                               Kansas City Star
Chicago Sun Times                            KCMO (Kansas City)
Chicago Tribune                              KOA-AM (Denver)
Christian Science Monitor                    LA Times
Christian Science Monitor News Service       Leckey, Andrew (syndicated column)
Cincinnati Enquirer                          Life Association News
Cincinnati Post                              Lifetime Channel
CNBC                                         Miami Herald
CNN                                          Milwaukee Sentinel
Columbus Dispatch                            Money Magazine
CompuServe                                   Money Maker
Dallas Morning News                          Money Management Letter
Dallas Times-Herald                          Morningstar
Denver Post                                  Mutual Fund Market News
Des Moines Register                          Mutual Funds Magazine
Detroit Free Press                           National Public Radio
Donoghues Money Fund Report                  National Underwriter
Dorfman, Dan (syndicated column)             NBC and affiliates
Dow Jones News Service                       New England Business
Economist                                    New England Cable News
FACS of the Week                             New Orleans Times-Picayune
Fee Adviser                                  New York Daily News
Financial News Network                       New York Times
Financial Planning                           Newark Star Ledger
Financial Planning on Wall Street            Newsday
Financial Research Corp.                     Newsweek
Financial Services Week                      Nightly Business Report
Financial World                              Orange County Register
Fitch Insights                               Orlando Sentinel
Forbes                                       Palm Beach Post

Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times

                                                                      APPENDIX B
                    ADVERTISING AND PROMOTIONAL LITERATURE

Loomis Sayles Investment Trust advertising and promotional material may include, but is not limited to, discussions of the following information:

 .    Loomis Sayles Investment Trust's participation in wrap fee and no transaction fee programs

 .    Loomis Sayles Investment Trust and Loomis, Sayles & Company, L.P. Website

 .    Characteristics of Loomis Sayles including the number and locations of its offices, its investment practices and clients

 .    Specific and general investment philosophies, strategies, processes and techniques

 .    Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

 .    Industry conferences, electronically transmitted programs relating to the investment industry and the like at which Loomis Sayles participates

 .    Current capitalization, levels of profitability and other financial information

 .    Identification of portfolio managers, researchers, economists, principals and other staff members and employees

 .    The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

 .    Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans

 .    Current and historical statistics relating to:

     -total dollar amount of assets managed
     -Loomis Sayles assets managed in total and by Fund
     -the growth of assets
     -asset types managed

     References may be included in Loomis Sayles Investment Trust's advertising and promotional literature about 401(k) and retirement plans, if any, that offer the Fund. The information may include, but is not limited to:

 .    Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers or plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms with whom Loomis Sayles may or may not have a relationship.

 .    Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the Fund as a 401(k) or retirement plan funding vehicle produced by industry authorities, research organizations and publications.

                        LOOMIS SAYLES INVESTMENT TRUST

                        LOOMIS SAYLES CORE GROWTH FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                January 1, 1999



This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus (the "Prospectus") of Loomis Sayles Core Growth Fund, a series of Loomis Sayles Investment Trust, dated January 1, 1999, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS.....................  -3-

MANAGEMENT OF THE TRUST.............................................  -8-

INVESTMENT ADVISORY AND OTHER SERVICES.............................. -10-

PORTFOLIO TRANSACTIONS AND BROKERAGE................................ -13-

DESCRIPTION OF THE TRUST............................................ -14-

HOW TO BUY SHARES................................................... -17-

NET ASSET VALUE..................................................... -17-

REDEMPTIONS......................................................... -18-

INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS......... -18-

FINANCIAL STATEMENTS................................................ -21-

CALCULATION OF TOTAL RETURN......................................... -21-

PERFORMANCE COMPARISONS............................................. -21-

PERFORMANCE DATA.................................................... -25-

APPENDIX A
     PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION................. -A1-

APPENDIX B
     ADVERTISING AND PROMOTIONAL LITERATURE......................... -B1-

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The investment objective and policies of the Loomis Sayles Core Growth Fund (the "Fund"), a series of Loomis Sayles Investment Trust (the "Trust"), are summarized in the Prospectus under "Investment Objective and Policies" and "More Information About the Fund's Investments." The investment policies of the Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the Fund's investment adviser, subject to review and approval by the Trust's board of trustees (the "Trustees"), without shareholder approval except that the investment objective of the Fund as set forth in the Prospectus and any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which at least 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

     In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of the Fund):

     The Fund will not:

     *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(2) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(3) Make loans. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public, is considered the making of a loan.)

     *(4) Change its classification pursuant to Section 5(b) of the Investment
          Company Act of 1940, as amended (the "1940 Act"), from a "diversified" to "non-diversified" management investment company.

     *(5) Purchase any security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries.)

     *(6) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund's use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

     *(7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

     *(8) Issue senior securities other than any borrowing permitted by restriction (6) above. (For the purposes of this restriction none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts or any other derivative investments to the extent that Loomis Sayles determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the Securities and Exchange Commission (the "SEC") or its staff.)

     The Fund intends, based on the views of the staff of the SEC, to restrict its investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

     Although authorized to invest in restricted securities, the Fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities, except Rule 144A securities.

Portfolio Turnover
------------------

     Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover rates may result in higher costs such as higher brokerage commissions and higher levels of taxable gain. See "Portfolio Transactions and Brokerage" for a description of Loomis Sayles's brokerage practices and "Income Dividends, Capital Gain Distributions and Tax Status" for more information about the tax consequences of investing in the Fund.

U.S. Government Securities
--------------------------

     U.S. Government Securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association and the Small Business Administration. More detailed information about some of these categories of U.S. Government Securities follows.

     .    U.S. Treasury Bills - Direct obligations of the U.S. Treasury which
          -------------------
are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

     .    U.S. Treasury Notes and Bonds - Direct obligations of the U.S.
          -----------------------------
Treasury issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

     .    "Ginnie Maes" - Debt securities issued by a mortgage banker or other
          -------------
mortgagee which represent interests in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single-family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

     .    "Fannie Maes" - Fannie Mae is a government-sponsored corporation owned
          -------------
entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by Fannie Mae that are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.

     .    "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC")
          --------------
is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio.

FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

     As described in the Prospectus, U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed income securities. Like other fixed income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

When-Issued Securities
----------------------

     As described in the Prospectus, the Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities in this manner (i.e. on a when-issued or delayed-delivery basis), it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

Convertible Securities
----------------------

     Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity security, however, so that when the price of the underlying equity security falls, the decline in the price of the convertible security may sometimes be less substantial than that of the underlying equity security. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. Because conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

Zero Coupon Bonds
-----------------

     Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligations or for an initial period after the issuance of the obligations. Such bonds are issued and traded at discounts from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because an investor investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

Repurchase Agreements
---------------------

     The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto and (b) inability to enforce rights and the expenses involved in attempted enforcement.

Rule 144A Securities
--------------------

     The Fund may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trustees, that a particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of marketplace trades therefor.

                            MANAGEMENT OF THE TRUST

     The trustee and officers of the Trust and their principal occupations during the past five years are as follows:

TIMOTHY J. HUNT (67) -- Trustee. 26 Dennett Road, Marblehead, Massachusetts.
                        -------
     Retired. Formerly, Vice President and Director of Fixed Income Research, Loomis Sayles.

DANIEL J. FUSS (65) -- President. Executive Vice President and Director, Loomis
                       ---------
     Sayles.

MARK W. HOLLAND (49) -- Treasurer. Vice President-Finance and Administration and
                        ---------
     Director, Loomis Sayles.

SHEILA M. BARRY (53) -- Secretary and Compliance Officer.  Assistant General
                        --------------------------------
     Counsel and   Vice President, Loomis Sayles.  Formerly, Senior Counsel and
     Vice President, New England Funds, L.P.

ROBERT J. BLANDING (51) -- Executive Vice President. 465 First Street West,
                           ------------------------
     Sonoma, California. President, Chairman, Director and Chief Executive Officer, Loomis Sayles.

WILLIAM F. CAMP (37) -- Vice President. 1533 North Woodward, Bloomfield Hills,
                        --------------
     Michigan. Vice President, Loomis Sayles. Formerly, Portfolio Manager, Kmart Corporation.

QUENTIN P. FAULKNER (60) -- Vice President. Vice President, Loomis Sayles.
                            --------------

KATHLEEN C. GAFFNEY (37) -- Vice President. Vice President, Loomis Sayles.
                            --------------

JEFFREY L. MEADE (48) -- Vice President. Chief Operating Officer, Executive Vice
                         --------------
     President and Director, Loomis Sayles.

KENT P. NEWMARK (60) -- Vice President. 555 California Street, San Francisco,
                        --------------
     California. Vice President and Director, Loomis Sayles.

ROBERT K. PAYNE (56) -- Vice President. 555 California Street, San Francisco,
                        --------------
     California. Vice President, Loomis Sayles.

ANTHONY J. WILKINS (56) -- Vice President. Vice President and Director, Loomis
                           --------------
     Sayles.

MARI J. SUGAHARA (34) -- Vice President. Vice President, Loomis Sayles.
                         ---------------

FREDERICK E. SWEENEY, JR. (37) -- Vice President. Vice President, Loomis Sayles.
                                  ---------------
     Formerly, served as an Investment Consultant at Meketa Investment Group and prior to that served as Vice President of New England Investment Associates.


     Previous positions during the past five years with Loomis Sayles are omitted, if not materially different from the positions listed. Except as indicated above, the address of each officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts 02111.

     The Trust pays no compensation to its officers listed above who are interested persons of the Trust. Each Trustee who is not affiliated with Loomis Sayles is compensated at the rate of $10,000 per annum. No Trustee received compensation from any other investment company which is advised by Loomis Sayles or its affiliates or which holds itself out to investors as being related to the Trust.

                              COMPENSATION TABLE

   for the 1998 fiscal period (January 1, 1998 through September 30, 1998)



----------------------------------------------------------------------------------------------------------------

      (1)                       (2)                (3)                  (4)                     (5)

  Name of Person,            Aggregate          Pension or           Estimated           Total Compensation
    Position               Compensation         Retirement            Annual             from Trust and Fund
                             from Trust          Benefits          Benefits Upon            Complex Paid to
                                             Accrued as Part         Retirement                  Trustee
                                             of Fund Expenses

----------------------------------------------------------------------------------------------------------------
 Timothy J. Hunt,              $10,000              $0                   $0                         $10,000
 Trustee

     As of the date hereof, the Trustee and officers as a group owned less than 1% of the outstanding shares of the Fund.

     As of October 31, 1998, Brockton Health Corp. Endowment and Brockton Hospital Pension Trust may be deemed to control the Fund because each owned of record more than 25% of the Fund's shares. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholder.
The following table sets forth the name, address and percentage ownership of each holder of 5% or more of the Fund's outstanding securities as of October 31, 1998.


Shareholder                      Address           Percentage of Shares Held
-----------                      -------           -------------------------

Brockton Health Corp.    680 Centre Street                      47%
Endowment                Brockton, MA  02402-3395

Brockton Hospital        680 Centre Street                      25%
Pension Trust            Brockton, MA  02402-3395

Jewish Federation of     130 Sessions Street                    24%
Rhode Island             Providence, RI  02906


                    INVESTMENT ADVISORY AND OTHER SERVICES

     Advisory Agreement.  Loomis Sayles serves as investment adviser to the Fund
     ------------------
under an advisory agreement with the Trust dated August 30, 1996. Under the advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the Fund and generally administers its affairs, subject to supervision by the Trustees. Loomis Sayles furnishes, at its own expense, all necessary office space, office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, the advisory agreement provides that the Fund shall pay Loomis Sayles a monthly investment advisory fee at the annual rate of .50% of the Fund's average weekly net assets.

     Under the advisory agreement, if the total ordinary business expenses of the Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess.

     As described in the Prospectus, Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total operating expenses. These arrangements may be modified or terminated by Loomis Sayles at any time, subject to prior notice to shareholders.

     During the 1996 and the 1997 fiscal years and the 1998 fiscal period (January 1, 1998, through September 30, 1998), Loomis Sayles received the following amounts of investment advisory fees from the Fund (before voluntary fee reductions and expense assumptions) and waived and reimbursed the following amounts of fees for the Fund:

 Period        Advisory Fees          Fee
 ------        -------------          ---
                                      Waivers/Reimbursements
                                      ----------------------
  1996         $  90,223              $ 42,419
  1997         $ 162,506              $ 78,709
  1998         $ 102,595              $ 77,607

     The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust or Loomis Sayles, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the advisory agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval.

     The advisory agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice to Loomis Sayles, or by Loomis Sayles upon ninety days' written notice to the Trust, and it terminates automatically in the event of its assignment, as that term is defined in the 1940 Act. In addition, the agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" or "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles, cast in person at a meeting called for the purpose of voting on such approval.

     The advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     Loomis Sayles acts as investment adviser to the eighteen series of the Loomis Sayles Funds, each a series of a registered open-end diversified management investment company. Loomis Sayles acts as investment adviser or sub-adviser to New England Star Advisers Fund, New England Star

Small Cap Fund, New England Value Fund, New England Balanced Fund, New England International Equity Fund and New England Strategic Income Fund, which are series of New England Funds Trust I, a registered open-end management investment company, New England High Income Fund, a series of New England Funds Trust II, a registered open-end management investment company, New England Equity Income Fund, a series of New England Funds Trust III, a registered open-end management investment company and to the Loomis Sayles Balanced Series and the Small Cap Series of New England Zenith Funds, which is also a registered open-end management investment company. Loomis Sayles also provides investment advice to other investment companies and numerous other corporate and fiduciary clients.

          The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

          Officers of the Trust who hold positions with Loomis Sayles are listed under "Management of the Trust" in this Statement of Additional Information. Certain officers of the Trust also serve as officers, directors and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the Trustee that the desirability of retaining Loomis Sayles as investment adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.

            Custodial Arrangements.  State Street Bank and Trust Company ("State
            ----------------------
Street"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

            Independent Accountants. The Fund's independent accountants are
            -----------------------
PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Funds' federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation. The information under the caption "Financial Highlights" included in the Prospectus has been so included, and the financial statements incorporated by reference herein from the Fund's 1998 Annual Report have been so incorporated, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     In placing orders for the purchase and sale of portfolio securities for the Fund, Loomis Sayles always seeks the best price and execution. Transactions are carried out through broker-dealers who make the primary market for securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

     Loomis Sayles selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid for a transaction. However, the Fund will only pay commissions that Loomis Sayles believes to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

     Receipt of research services from brokers may sometimes be a factor in selecting a broker which Loomis Sayles believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles's expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

     The following table sets forth for the 1996 and 1997 fiscal years and the 1998 fiscal period (January 1,1998, through September 30, 1998), (1) the aggregate dollar amounts of brokerage commissions paid on portfolio transactions during such periods, (2) the dollar amounts of transactions on which commissions were paid during such periods that were directed to brokers providing research services ("directed transactions") and (3) the dollar amounts of commissions paid on directed transactions during such periods:

                      (1)               (2)               (3)
                   Aggregate                           Commissions
                   Brokerage         Directed          On Directed
 Period        Commissions ($)    Transactions ($)   Transactions ($)
 ------        ---------------    ----------------   ----------------
  1996            $ 53,021               $ 0               $ 0
  1997            $ 74,893               $ 0               $ 0
  1998            $ 67,792               $ 0               $ 0


                           DESCRIPTION OF THE TRUST

     The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated December 23, 1993.

     The Declaration of Trust currently permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

     The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular series of the Trust are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all series.

     The Declaration of Trust also permits the Trustees, without shareholder approval, to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to subdivide any series of shares into classes, this flexibility is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently, or to permit shares of a series to be distributed through more than one distribution channel, with the costs of the particular means of distribution (or costs of related services) to be borne by the shareholders who purchase through that means of distribution. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "fund").

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust or the Fund, respectively. The Declaration of Trust further provides that the Trustees may also terminate the Trust or the Fund upon written notice to the shareholders.

Voting Rights
-------------

     As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with a fractional vote for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

     The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote for each series or sub-series shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters exclusively affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series. Voting rights are not cumulative.

     There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust, (ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value) and (iii) to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate.

Shareholder and Trustee Liability
---------------------------------

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or Trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               HOW TO BUY SHARES

     The procedures for purchasing shares of the Fund and for determining the offering price of such shares are summarized in the Prospectus under "How to Purchase Shares."

                                NET ASSET VALUE

     The net asset value of the shares of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made at least weekly and as of the close of regular trading on the New York Stock Exchange (the "Exchange") on any day on which an order for purchase or redemption of the Fund's shares is received and on which the Exchange is open for unrestricted trading. During the twelve months following the date of this Statement of Additional Information, the Exchange is expected to be closed on the following weekdays: Memorial Day as observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day and Good Friday. Equity securities listed on an established securities exchange or on the NASDAQ National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, and in the case of over the counter securities not so listed, at the last bid price. Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships among securities that are generally recognized by institutional traders. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the value of foreign securities not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith or in accordance with procedures approved by the Trustees.

                                  REDEMPTIONS

     The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Redeem Shares."

     The redemption price will be the net asset value per share next determined
     --------------------------------------------------------------------------
after the redemption request and any necessary special documentation are
------------------------------------------------------------------------
received by the Trust in proper form.  Proceeds resulting from a written
------------------------------------
redemption request will normally be mailed to you within seven days after receipt of your request in good order. In those cases where you have recently purchased your shares by check and your check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until your check has cleared.

     The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind if the Trustees determine it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.

     A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."

          INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

     As described in the Prospectus under "Dividends, Capital Gain Distributions and Taxes," it is the policy of the Fund to pay its shareholders annually, as dividends, substantially all of the Fund's net income and to distribute to its shareholders annually substantially all net realized capital gains, if any, after offset by any capital loss carryovers.

     Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for an election to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

     As required by federal law, information concerning the federal tax status of distributions from the Fund will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order so to qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:
(i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute each year at least 90% of the sum of its taxable net investment income, its tax-exempt income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) at the end of each fiscal quarter hold at least 50% of the value of its total assets in cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses. To the extent the Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     A nondeductible excise tax will be imposed at the rate of 4% on the excess, if any, of the Fund's "required distribution" over its distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income realized during the one-year period ending on October 31 (or December 31, if the Fund is permitted to so elect and so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Dividends and distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

     Distribution by the Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions designated by a Fund as deriving from net gains on securities held for more than one year will be taxable to shareholders as long-term capital gains (generally at a 20% rate for noncorporate shareholders), without regard to how long a shareholder has held shares of the Fund.

     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

     Redemptions and exchanges of the Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will generally be long-term capital gain or loss, and will otherwise be short-term capital gain or loss. In general, any long term gains realized upon a taxable disposition of shares will be subject to a maximum tax rate of either 20% (for noncorporate shareholders). However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, all or a portion of any loss will be disallowed on the taxable disposition of Fund shares if the shareholder acquires other shares of the Fund within 30 days before or after the disposition.

     The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

     If the Fund engages in hedging transactions, including hedging transactions in options, future contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to market straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and the regulations thereunder currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, respectively.

     Dividends and distributions also may be subject to foreign, state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, foreign, state or local taxes.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

     The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made on or after January 1, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.



                             FINANCIAL STATEMENTS

     The financial statements of the Fund included in its 1998 Annual Report, filed with the Securities and Exchange Commission on November 30, 1998, are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing Loomis Sayles, One Financial Center, Boston, Massachusetts 02111 or telephoning (888)
226-9699.




                          CALCULATION OF TOTAL RETURN

     Total Return.  Total Return with respect to the Fund is a measure of the
     ------------
change in value of an investment in the Fund over the period covered, and assumes any dividends or capital gains distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.

                            PERFORMANCE COMPARISONS

     The Fund may from time to time include the total return of its shares in advertisements or information furnished to present or prospective shareholders. The Fund may from time to time include in advertisements or information furnished to present or prospective shareholders (i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

     LIPPER ANALYTICAL SERVICES, INC. distributes mutual fund rankings monthly.
     --------------------------------
The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date,

1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

     MICROPAL, INC. distributes mutual fund rankings weekly and monthly.  The
     --------------
rankings are based upon performance calculated by Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Micropal rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year and 10-year performance. Micropal classifies mutual funds by investment objective and asset category.

     MORNINGSTAR, INC. distributes mutual fund ratings twice a month.  The
     -----------------
ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

     CDA/WEISENBERGER'S MANAGEMENT RESULTS publishes mutual fund rankings and is
     -------------------------------------
distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

     Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as those listed below.

     CONSUMER PRICE INDEX.  The Consumer Price Index, published by the U.S.
     --------------------
Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

     DOW JONES INDUSTRIAL AVERAGE.  The Dow Jones Industrial Average is a market
     ----------------------------
value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

     LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.  The Lehman Brothers
     ------------------------------------------------
Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

     LEHMAN BROTHERS 1-3 YEAR GOVERNMENT INDEX.  The Index contains fixed rate
     ------------------------------------------
debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.

     LEHMAN BROTHERS GOVERNMENT BOND INDEX.  The Lehman Brothers Government Bond
     --------------------------------------
Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

     LEHMAN BROTHERS MUNICIPAL BOND INDEX.  The Lehman Brothers Municipal Bond
     -------------------------------------
Index is computed from the prices of approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligation bonds, 27% insured bonds and 13% prerefunded bonds.

     MSCI-EAFE INDEX.  The MSCI-EAFE Index contains over 1000 stocks from 20
     ----------------
different countries with Japan (approximately 50%), United Kingdom, France and Germany being the most heavily weighted.

     MSCI-EAFE EX-JAPAN INDEX.  The MSCI-EAFE ex-Japan Index consists of all
     -------------------------
stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

     MERRILL LYNCH GOVERNMENT/CORPORATE INDEX.  The Merrill Lynch Government/
     -----------------------------------------
Corporate Index is a composite of approximately 4,900 U.S. government and corporate debt issues with at least $25 million outstanding, greater than one year maturity, and credit ratings of investment grade or higher.

     MERRILL LYNCH HIGH YIELD INDEX.  The Merrill Lynch High Yield Index
     -------------------------------
includes over 750 issues and represents public debt greater than $10 million (original issuance rated BBB/BB and below).

     RUSSELL 2000 INDEX.  The Russell 2000 Index is comprised of the 2000
     ------------------
smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization.

     SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX.  The Salomon Brothers World
     --------------------------------------------
Government Bond Index includes a broad range of institutionally-traded fixed-rate government securities issued by the national governments of the nine countries whose securities are most actively traded. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds) and private-placement type securities.

     STANDARD & POOR'S/BARRA GROWTH INDEX.  The Standard & Poor's/Barra Growth
     -------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

     STANDARD & POOR'S/BARRA VALUE INDEX.  The Standard & Poor's/Barra Value
     ------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

     STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500").  The S&P
     ------------------------------------------------------------------
500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.

     From time to time, articles about the Fund regarding performance, rankings and other characteristics of the Fund may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of such articles may be used in the Fund's promotional literature. References to articles regarding personnel of Loomis Sayles who have portfolio management responsibility may also be used in the Fund's promotional literature. For additional information about the Fund's advertising and promotional literature, see Appendix B.

                               PERFORMANCE DATA

     The manner in which total return of the Fund will be calculated for public use is described above. The following table summarizes the calculation of total return (i) for the one-year period ended September 30, 1998 (ii) for the three-year period ended September 30, 1998 and (iii) for the period from the Fund's commencement of operations to September 30, 1998.

                               Performance Data*

        Average Annual                    Average Annual                     Average Annual
         Total Return                      Total Return                       Total Return
           for the                           for the                      from the Commencement
     One-Year Period ended             Three-Year Period ended         of Operations** through
             9/30/98                            9/30/98                         9/30/98
            - - - - -                         - - - - - -                     - - - - - -

              6.43%                              14.18%                          14.18%


*Performance would have been lower if the management fee had not been waived by Loomis Sayles. In the absence of the expense limitation, actual total return would have been 6.09% and 13.93% for the one-year period ended September 30, 1998, for the three-year period ended September 30, 1998 and for the period from the Fund's commencement of operations to September 30, 1998, respectively.

**Inception date of the Fund is October 1, 1995.

                                                                      APPENDIX A
                PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION

ABC and affiliates                           Financial Planning on Wall Street
Adam Smith's Money World                     Financial Research Corp.
America On Line                              Financial Services Week
Anchorage Daily News                         Financial World
Atlanta Constitution                         Fitch Insights
Atlanta Journal                              Forbes
Arizona Republic                             Fort Worth Star-Telegram
Austin American Statesman                    Fortune
Baltimore Sun                                Fox Network and affiliates
Bank Investment Marketing                    Fund Action
Barron's                                     Fund Decoder
Bergen County Record (NJ)                    Global Finance
Bloomberg Business News                      (the) Guarantor
Bond Buyer                                   Hartford Courant
Boston Business Journal                      Houston Chronicle
Boston Globe                                 INC
Boston Herald                                Indianapolis Star
Broker World                                 Individual Investor
Business Radio Network                       Institutional Investor
Business Week                                International Herald Tribune
CBS and affiliates                           Internet
CDA Investment Technologies                  Investment Advisor
CFO                                          Investment Company Institute
Changing Times                               Investment Dealers Digest
Chicago Sun Times                            Investment Profiles
Chicago Tribune                              Investment Vision
Christian Science Monitor                    Investor's Daily
Christian Science Monitor News Service       IRA Reporter
Cincinnati Enquirer                          Journal of Commerce
Cincinnati Post                              Kansas City Star
CNBC                                         KCMO (Kansas City)
CNN                                          KOA-AM (Denver)
Columbus Dispatch                            LA Times
CompuServe                                   Leckey, Andrew (syndicated column)
Dallas Morning News                          Life Association News
Dallas Times-Herald                          Lifetime Channel
Denver Post                                  Miami Herald
Des Moines Register                          Milwaukee Sentinel
Detroit Free Press                           Money Magazine
Donoghues Money Fund Report                  Money Maker
Dorfman, Dan (syndicated column)             Money Management Letter
Dow Jones News Service                       Morningstar
Economist                                    Mutual Fund Market News
FACS of the Week                             Mutual Funds Magazine
Fee Adviser                                  National Public Radio
Financial News Network                       National Underwriter
Financial Planning                           NBC and affiliates

New England Business                         Value Line
New England Cable News                       Wall Street Journal
New Orleans Times-Picayune                   Wall Street Letter
New York Daily News                          Wall Street Week
New York Times                               Washington Post
Newark Star Ledger                           WBZ
Newsday                                      WBZ-TV
Newsweek                                     WCVB-TV
Nightly Business Report                      WEEI
Orange County Register                       WHDH
Orlando Sentinel                             Worcester Telegram
Palm Beach Post                              World Wide Web
Pension World                                Worth Magazine
Pensions and Investments                     WRKO
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade
UP
US News and World Report
USA Today
USA TV Network

                                                                      APPENDIX B
                     ADVERTISING AND PROMOTIONAL LITERATURE

Loomis Sayles Investment Trust advertising and promotional material may include, but is not limited to, discussions of the following information:

 .    Loomis Sayles Investment Trust's participation in wrap fee and no transaction fee programs

 .    Loomis Sayles Investment Trust and Loomis, Sayles & Company, L.P. Website

 .    Characteristics of Loomis Sayles including the number and locations of its offices, its investment practices and clients

 .    Specific and general investment philosophies, strategies, processes and techniques

 .    Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

 .    Industry conferences, electronically transmitted programs relating to the investment industry and the like at which Loomis Sayles participates

 .    Current capitalization, levels of profitability and other financial information

 .    Identification of portfolio managers, researchers, economists, principals and other staff members and employees

 .    The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

 .    Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans

 .    Current and historical statistics relating to:

     -total dollar amount of assets managed
     -Loomis Sayles assets managed in total and by Fund
     -the growth of assets
     -asset types managed

     References may be included in Loomis Sayles Investment Trust's advertising and promotional literature about 401(k) and retirement plans, if any, that offer the Fund. The information may include, but is not limited to:

 .    Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers or plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms with whom Loomis Sayles may or may not have a relationship.

 .    Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the Fund as a 401(k) or retirement plan funding vehicle produced by industry authorities, research organizations and publications.

                        LOOMIS SAYLES INVESTMENT TRUST

                        LOOMIS SAYLES FIXED INCOME FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                January 1, 1999


This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus (the "Prospectus") of Loomis Sayles Fixed Income Fund, a series of Loomis Sayles Investment Trust, dated January 1, 1999, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS..........................  -3-

MANAGEMENT OF THE TRUST..................................................  -8-

INVESTMENT ADVISORY AND OTHER SERVICES................................... -10-

PORTFOLIO TRANSACTIONS AND BROKERAGE..................................... -13-

DESCRIPTION OF THE TRUST................................................. -14-

HOW TO BUY SHARES........................................................ -17-

NET ASSET VALUE.......................................................... -17-

REDEMPTIONS.............................................................. -17-

INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS.............. -18-

FINANCIAL STATEMENTS..................................................... -21-

CALCULATION OF YIELD AND TOTAL RETURN.................................... -21-

PERFORMANCE COMPARISONS.................................................. -22-

PERFORMANCE DATA......................................................... -25-

APPENDIX A

     PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION...................... -A1-

APPENDIX B
     ADVERTISING AND PROMOTIONAL LITERATURE.............................. -B1-

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The investment objective and policies of the Loomis Sayles Fixed Income Fund (the "Fund"), a series of Loomis Sayles Investment Trust (the "Trust"), are summarized in the Prospectus under "Investment Objective and Policies" and "More Information About the Fund's Investments." The investment policies of the Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the Fund's investment adviser, subject to review and approval by the Trust's board of trustees (the "Trustees"), without shareholder approval except that the investment objective of the Fund as set forth in the Prospectus and any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which at least 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

     In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of the Fund):

     The Fund will not:

     *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(2) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(3) Make loans. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public, is considered the making of a loan.)

     *(4) Change its classification pursuant to Section 5(b) of the Investment
          Company Act of 1940, as amended (the "1940 Act"), from a "diversified" to "non-diversified" management investment company.

     *(5) Purchase any security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries.)

     *(6) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund's use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

      (7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

     *(8) Issue senior securities other than any borrowing permitted by restriction (6) above. (For the purposes of this restriction none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts or any other derivative investments to the extent that Loomis Sayles determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the Securities and Exchange Commission (the "SEC") or its staff.)

     The Fund intends, based on the views of the staff of the SEC, to restrict its investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

     Although authorized to invest in restricted securities, the Fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities, except Rule 144A securities.

Portfolio Turnover
------------------

     Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover rates may result in higher costs such as higher brokerage commissions and higher levels of taxable gain. See "Portfolio Transactions and Brokerage" for a description of Loomis Sayles's brokerage practices and "Income Dividends, Capital Gain Distributions and Tax Status" for more information about the tax consequences of investing in the Fund.

U.S. Government Securities
--------------------------

     U.S. Government Securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association and the Small Business Administration. More detailed information about some of these categories of U.S. Government Securities follows.

     .    U.S. Treasury Bills - Direct obligations of the U.S. Treasury which
          -------------------
are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

     .    U.S. Treasury Notes and Bonds - Direct obligations of the U.S.
          -----------------------------
Treasury issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

     .    "Ginnie Maes" - Debt securities issued by a mortgage banker or other
           -----------
mortgagee which represents an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

     .    "Fannie Maes" - Fannie Mae is a government-sponsored corporation owned
           -----------
entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by Fannie Mae that are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.

     .    "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC")
           ------------
is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

     As described in the Prospectus, U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed income securities. Like other fixed income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

When-Issued Securities
----------------------

     As described in the Prospectus, the Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities in this manner (i.e. on a when-issued or delayed-delivery basis), it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

Zero Coupon Bonds
-----------------

     Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligations or for an initial period after the issuance of the obligations. Such bonds are issued and traded at discounts from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

Repurchase Agreements
---------------------

     The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto and (b) inability to enforce rights and the expenses involved in attempted enforcement.

Rule 144A Securities
--------------------

     The Fund may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trustees, that a particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of marketplace trades therefor.

                            MANAGEMENT OF THE TRUST

     The trustee and officers of the Trust and their principal occupations during the past five years are as follows:

TIMOTHY J. HUNT (67) -- Trustee.  26 Dennett Road, Marblehead, Massachusetts.
                        -------
     Retired. Formerly, Vice President and Director of Fixed Income Research, Loomis Sayles.

DANIEL J. FUSS (65) -- President.  Executive Vice President and Director, Loomis
                       ---------
     Sayles.

MARK W. HOLLAND (49) -- Treasurer.  Vice President-Finance and Administration
                        ---------
     and Director, Loomis Sayles.

SHEILA M. BARRY (53) -- Secretary and Compliance Officer.  Assistant General
                        --------------------------------
     Counsel and   Vice President, Loomis Sayles.  Formerly, Senior Counsel and
     Vice President, New England Funds, L.P.

ROBERT J. BLANDING (51) -- Executive Vice President.  465 First Street West,
                           ------------------------
     Sonoma, California. President, Chairman, Director and Chief Executive Officer, Loomis Sayles.

WILLIAM F. CAMP (37) -- Vice President.  1533 North Woodward, Bloomfield Hills,
                        --------------
     Michigan. Vice President, Loomis Sayles. Formerly, Portfolio Manager, Kmart Corporation.

QUENTIN P. FAULKNER (60) -- Vice President.  Vice President, Loomis Sayles.
                            --------------

KATHLEEN C. GAFFNEY (37) -- Vice President.  Vice President, Loomis Sayles.
                            --------------

JEFFREY L. MEADE (48) -- Vice President.  Chief Operating Officer, Executive
                         --------------
     Vice President and Director, Loomis Sayles.

KENT P. NEWMARK (60) -- Vice President.  555 California Street, San Francisco,
                        --------------
     California.  Vice President, Loomis Sayles.

ROBERT K. PAYNE (56) -- Vice President.  555 California Street, San Francisco,
                        --------------
     California.  Vice President, Loomis Sayles.

ANTHONY J. WILKINS (56) -- Vice President.  Vice President and Director, Loomis
                           --------------
     Sayles.

MARI J. SUGAHARA (34) -- Vice President.  Vice President, Loomis Sayles
                         --------------

FREDERICK E. SWEENEY, JR. (37) --Vice President.  Vice President, Loomis Sayles.
                                 --------------

     Formerly, served as an Investment Consultant at Meketa Investment Group and prior to that served as Vice President of New England Investment
Associates.

     Previous positions during the past five years with Loomis Sayles are omitted, if not materially different from the positions listed. Except as indicated above, the address of each officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts 02111.

     The Trust pays no compensation to its officers listed above who are interested persons of the Trust. Each Trustee who is not affiliated with Loomis Sayles is compensated at the rate of $10,000 per annum. No Trustee received compensation from any other investment company which is advised by Loomis Sayles or its affiliates or which holds itself out to investors as being related to the Trust.

                              COMPENSATION TABLE
    for the 1998 fiscal period (January 1, 1998 through September 30, 1998)

-------------------------------------------------------------------------------------------------
(1)                       (2)                 (3)              (4)                 (5)
Name of Person,        Aggregate           Pension or        Estimated      Total Compensation
Position               Compensation        Retirement        Annual         from Trust and Fund
                       {and} [from] Trust  Benefits          Benefits Upon  Complex Paid to
                                           Accrued as Part   Retirement     Trustee
                                           of Fund Expenses
-------------------------------------------------------------------------------------------------

Timothy J. Hunt,        $10,000                $0               $0              $10,000
Trustee

     As of the date hereof, the Trustee and officers as a group owned less than 1% of the outstanding shares of the Fund.

     The following table sets forth the name, address and percentage ownership of each holder of 5% or more of the Fund's outstanding securities as of October 31, 1998:

                                                                                     Percentage of
     Shareholder                                                Address               Shares Held
     -----------                                                -------               -----------

     Boehringer Ingelheim Corporation                 900 Ridgebury Road                      11%
                                                      Ridgefield, CT 06887

     Marsh & McLennan Companies                       1166 Avenue of the Americas             14%
      Defined Benefit Plan                            New York, NY 10036-2774
      Remainder Unitrust A

     Painters & Allied Trades                         25 Colgate Road                         10%
       District Council #35                           Roslindale, MA 02131-1105
       Pension Fund

     New Hampshire Charitable                         37 Pleasant Street                       9%
       Foundation                                     Concord, NH  03301-4005

                    INVESTMENT ADVISORY AND OTHER SERVICES

     Advisory Agreement.  Loomis Sayles serves as investment adviser to the Fund
     ------------------
under an advisory agreement with the Trust dated August 30, 1996. Under the advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the Fund and generally administers its affairs, subject to supervision by the Trustees. Loomis Sayles furnishes, at its own expense, all necessary office space, office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, the advisory agreement provides that the Fund shall pay Loomis Sayles a monthly investment advisory fee at the annual rate of .50% of the Fund's average weekly net assets.

     Under the advisory agreement, if the total ordinary business expenses of the Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess.

     As described in the Prospectus, Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total operating expenses. These arrangements may be modified or terminated by Loomis Sayles at any time, subject to prior notice to shareholders.

     During the 1996 and 1997 fiscal years and the 1998 fiscal period (January 1, 1998, through September 30, 1998), Loomis Sayles received the following amounts of investment advisory fees from the Fund (before voluntary fee reductions and expense assumptions) and waived and reimbursed the following amounts of fees for the Fund:

          Period           Advisory Fees   Fee Waivers/Reimbursements
          ------           -------------   --------------------------
                  1996           $493,582                    $      0
                  1997           $574,496                    $ 60,854
                  1998           $774,225                     $51,944

     The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust or Loomis Sayles, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the advisory agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval.

     The advisory agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice to Loomis Sayles, or by Loomis Sayles upon ninety days' written notice to the Trust, and it terminates automatically in the event of its assignment, as that term is defined in the 1940 Act. In addition, the agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" or "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles, cast in person at a meeting called for the purpose of voting on such approval.

     The advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     Loomis Sayles acts as investment adviser to the eighteen series of the Loomis Sayles Funds, each a series of a registered open-end diversified management investment company. Loomis Sayles acts as investment adviser or sub-adviser to New England Star Advisers Fund, New England Star Small Cap Fund, New England Value Fund, New England Balanced Fund, New England International Equity Fund and New England Strategic Income Fund, which are series of New England Funds Trust I, a registered open-end management investment company, New England High Income Fund, a series of New England Funds Trust II, a registered open-end management investment company, New England Equity Income Fund, a series of New England Funds Trust III, a registered open-end management investment company and to the Loomis Sayles Balanced Series and the Small Cap Series of New England Zenith Funds, which is also a registered open-end management investment company. Loomis Sayles also provides investment advice to other investment companies and numerous other corporate and fiduciary clients.

     The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

     Officers of the Trust who hold positions with Loomis Sayles are listed under "Management of the Trust" in this Statement of Additional Information. Certain officers of the Trust also serve as officers, directors and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the Trustee that the desirability of retaining Loomis Sayles as investment adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.

     Custodial Arrangements.  State Street Bank and Trust Company ("State
     ----------------------
Street"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

     Independent Accountants.  The Fund's independent accountants are
     -----------------------
PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Funds' federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation. The information under the caption "Financial Highlights" included in the Prospectus has been so included, and the financial statements incorporated by reference herein from the Fund's 1998 Annual Report have been so incorporated, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     In placing orders for the purchase and sale of portfolio securities for the Fund, Loomis Sayles always seeks the best price and execution. Transactions are carried out through broker-dealers who make the primary market for securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

     Loomis Sayles selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid for a transaction. However, the Fund will only pay commissions that Loomis Sayles believes to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

     Receipt of research services from brokers may sometimes be a factor in selecting a broker which Loomis Sayles believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles's expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

     The following table sets forth for the 1996 and 1997 fiscal years and the 1998 fiscal period (January 1, 1998, through September 30, 1998) (1) the aggregate dollar amounts of brokerage commissions paid on portfolio transactions during such periods, (2) the dollar amounts of transactions on which commissions were paid during such periods that were directed to brokers providing research services ("directed transactions") and (3) the dollar amounts of commissions paid on directed transactions during such periods:

                 (1)               (2)            (3)
              Aggregate                       Commissions
              Brokerage          Directed     on Directed
             Commissions       Transactions   Transactions
Period           ($)               ($)            ($)
------      --------------     ------------   ------------
1996          $   7,014            $ 0            $ 0
1997          $  11,749            $ 0            $ 0
1998          $4,983.90            $ 0            $ 0

                           DESCRIPTION OF THE TRUST

     The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated December 23, 1993.

     The Declaration of Trust currently permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

     The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular series of the Trust are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all series.

     The Declaration of Trust also permits the Trustees, without shareholder approval, to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to subdivide any series of shares into classes, this flexibility is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently, or to permit shares of a series to be distributed through more than one distribution channel, with the costs of the particular means of distribution (or costs of related services) to be borne by the shareholders who purchase through that means of distribution. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "fund").

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust or the Fund, respectively. The Declaration of Trust further provides that the Trustees may also terminate the Trust or the Fund upon written notice to the shareholders.

Voting Rights
-------------

     As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with a fractional vote for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

     The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote for each series or sub-series shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters exclusively affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series. Voting rights are not cumulative.

     There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the

Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust, (ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value) and (iii) to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate.

Shareholder and Trustee Liability
---------------------------------

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or Trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               HOW TO BUY SHARES

     The procedures for purchasing shares of the Fund and for determining the offering price of such shares are summarized in the Prospectus under "How to Purchase Shares."

                                NET ASSET VALUE

     The net asset value of the shares of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made at least weekly and as of the close of regular trading on the New York Stock Exchange (the "Exchange") on any day on which an order for purchase or redemption of the Fund's shares is received and on which the Exchange is open for unrestricted trading. During the twelve months following the date of this Statement of Additional Information, the Exchange is expected to be closed on the following weekdays: Memorial Day as observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day and Good Friday. Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships among securities that are generally recognized by institutional traders. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the value of foreign securities not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith or in accordance with procedures approved by the Trustees.

                                  REDEMPTIONS

     The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Redeem Shares."

     The redemption price will be the net asset value per share next determined
     --------------------------------------------------------------------------
after the redemption request and any necessary special documentation are
------------------------------------------------------------------------
received by the Trust in proper form.  Proceeds resulting from a written
------------------------------------
redemption request will normally be mailed to you within seven days after receipt of your request in good order. In those cases where you have recently purchased your shares by check and your check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until your check has cleared.

     The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind if the Trustees determine it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.

     A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."

          INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

     As described in the Prospectus under "Dividends, Capital Gain Distributions and Taxes" it is the policy of the Fund to pay its shareholders, as annual dividends, substantially all of the Fund's net income and to distribute to its shareholders annually substantially all net realized capital gains, if any, after offset by any capital loss carryovers.

     Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for an election to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

     As required by federal law, information concerning the federal tax status of distributions from the Fund will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order so to qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute each year at least 90% of the sum of its taxable net investment income, its tax-exempt income and the excess, if any, of its net short-term capital gains over net long-term capital losses; and (iii) at the end of each fiscal quarter hold at least 50% of the value of its total assets in cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses. To the extent the Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     A nondeductible excise tax will be imposed at the rate of 4% on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income realized during the one-year period ending on October 31 (or December 31, if the Fund is permitted to so elect and so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Dividends and distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

     Distribution by the Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions designated by a Fund as deriving from net gains on securities held for more than one year will be taxable to shareholders as long-term capital gains (generally at a 20% rate for noncorporate shareholders), without regard to how long a shareholder has held shares of the Fund.

     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

     Redemptions and exchanges of the Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions.
If shares have been held for more than one year, gain or loss realized will generally be long-term capital gain or loss, and will otherwise be short-term capital gain or loss. In general, any long term gains realized upon a taxable disposition of shares will be subject to a maximum tax rate of 20% (for noncorporate shareholders) depending on the shareholder's holding period in the Fund shares. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, all or a portion of any loss will be disallowed on the taxable disposition of Fund shares if the shareholder acquires other shares of the Fund within 30 days before or after the disposition.

     The Fund's transactions in foreign currency-denominated debt securities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

     If the Fund engages in hedging transactions, including hedging transactions in options, future contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to market straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and the regulations thereunder currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, respectively.

     Dividends and distributions also may be subject to foreign, state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, foreign, state or local taxes.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

     The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made on or after January 1, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

                             FINANCIAL STATEMENTS

     The financial statements of the Fund included in its 1998 Annual Report[, filed with the Securities and Exchange Commission on November 30, 1998,] are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing Loomis Sayles, One Financial Center, Boston, Massachusetts 02111 or telephoning (888)
226-9699.




                     CALCULATION OF YIELD AND TOTAL RETURN

     Yield.  The Fund's yield will be computed by dividing the Fund's net
     -----
investment income [per share] for a recent 30-day period by the maximum offering price [per share] on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Fund's yield will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objective and policies of the Fund.

     At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

     Investors in the Fund are specifically advised that the net asset value per share of the Fund may vary, just as yields for the Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of the Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

     Total Return.  Total return with respect to the Fund is a measure of the
     ------------
change in value of an investment in the Fund over the period covered, and assumes any dividends or capital gains distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.

                            PERFORMANCE COMPARISONS

     The Fund may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders. The Fund may from time to time include in advertisements or information furnished to present or prospective shareholders (i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

     LIPPER ANALYTICAL SERVICES, INC. distributes mutual fund rankings monthly.
     --------------------------------
The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

     MICROPAL, INC. distributes mutual fund rankings weekly and monthly.  The
     --------------
rankings are based upon performance calculated by Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Micropal rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year and 10-year performance. Micropal classifies mutual funds by investment objective and asset category.

     MORNINGSTAR, INC. distributes mutual fund ratings twice a month.  The
     -----------------
ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

     CDA/WEISENBERGER'S MANAGEMENT RESULTS publishes mutual fund rankings and is
     -------------------------------------
distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

     Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as those listed below.

     CONSUMER PRICE INDEX.  The Consumer Price Index, published by the U.S.
     --------------------
Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

     DOW JONES INDUSTRIAL AVERAGE.  The Dow Jones Industrial Average is a market
     ----------------------------
value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

     LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.  The Lehman Brothers
     ------------------------------------------------
Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

     LEHMAN BROTHERS 1-3 YEAR GOVERNMENT INDEX.  The Index contains fixed rate
     ------------------------------------------
debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.

     LEHMAN BROTHERS GOVERNMENT BOND INDEX.  The Lehman Brothers Government Bond
     --------------------------------------
Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

     LEHMAN BROTHERS MUNICIPAL BOND INDEX.  The Lehman Brothers Municipal Bond
     -------------------------------------
Index is computed from the prices of approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligation bonds, 27% insured bonds and 13% prerefunded bonds.

     MSCI-EAFE INDEX.  The MSCI-EAFE Index contains over 1000 stocks from 20
     ----------------
different countries with Japan (approximately 50%), United Kingdom, France and Germany being the most heavily weighted.

     MSCI-EAFE EX-JAPAN INDEX.  The MSCI-EAFE ex-Japan Index consists of all
     -------------------------
stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

     MERRILL LYNCH GOVERNMENT/CORPORATE INDEX.  The Merrill Lynch Government/
     -----------------------------------------
Corporate Index is a composite of approximately 4,900 U.S. government and corporate debt issues with at least $25 million outstanding, greater than one year maturity, and credit ratings of investment grade or higher.

     MERRILL LYNCH HIGH YIELD INDEX.  The Merrill Lynch High Yield Index
     -------------------------------
includes over 750 issues and represents public debt greater than $10 million (original issuance rated BBB/BB and below).

     RUSSELL 2000 INDEX.  The Russell 2000 Index is comprised of the 2000
     ------------------
smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization.

     SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX.  The Salomon Brothers World
     --------------------------------------------
Government Bond Index includes a broad range of institutionally-traded fixed-rate government securities issued by the national governments of the nine countries whose securities are most actively traded. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds) and private-placement type securities.

     STANDARD & POOR'S/BARRA GROWTH INDEX.  The Standard & Poor's/Barra Growth
     -------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

     STANDARD & POOR'S/BARRA VALUE INDEX.  The Standard & Poor's/Barra Value
     ------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

     STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500").  The S&P
     ------------------------------------------------------------------
500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.

     From time to time, articles about the Fund regarding performance, rankings and other characteristics of the Fund may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of such articles may be used in the Fund's promotional literature. References to articles regarding personnel of Loomis Sayles who have portfolio management responsibility may also be used in the Fund's promotional literature. For additional information about the Fund's advertising and promotional literature, see Appendix B.

                               PERFORMANCE DATA

     The manner in which yield and total return of the Fund will be calculated for public use is described above. The following table summarizes the calculation of the Fund's yield at September 30, 1998 and the Fund's total return (i) for the one-year period ended September 30, 1998 and (ii) for the period from the Fund's commencement of operations to September 30, 1998.

                               Performance Data*

                                                                        Average
                     Average                 Average                    Annual
                     Annual                  Annual                     Total
                     Total Return            Total Return               Return
                     for the                 for the                    from the Commencement
Current SEC Yield    One-Year Period ended   Three-Year Period ended]   of Operations** through
at 9/30/98                        [9/30/98                    9/30/98                   9/30/98
----------                         -------                    -------                   -------
  [8.43%                            0.58%                      9.28%                    13.12%]

*Performance would have been lower if the management fee had not been waived and certain other expenses had not been reimbursed by Loomis Sayles. In the absence of the expense limitation, actual yield and total return for the one year period [ended September 30, 1998, for the three year period ended September 30, 1998] and the period from the Fund's commencement of operations to September 30, 1998 would have been [8.34%] (yield), [0.56%, 9.25%] and [13.09%], respectively.

**Inception date of the Fund is January 17, 1995.

                                                                      APPENDIX A

                PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION

ABC and affiliates
Adam Smith's Money World
America On Line
Anchorage Daily News
Atlanta Constitution
Atlanta Journal
Arizona Republic
Austin American Statesman
Baltimore Sun
Bank Investment Marketing
Barron's
Bergen County Record (NJ)
Bloomberg Business News
Bond Buyer
Boston Business Journal
Boston Globe
Boston Herald
Broker World
Business Radio Network
Business Week
CBS and affiliates
CDA Investment Technologies
CFO
Changing Times
Chicago Sun Times
Chicago Tribune
Christian Science Monitor
Christian Science Monitor News Service
Cincinnati Enquirer
Cincinnati Post
CNBC
CNN
Columbus Dispatch
CompuServe
Dallas Morning News
Dallas Times-Herald
Denver Post
Des Moines Register
Detroit Free Press
Donoghues Money Fund Report
Dorfman, Dan (syndicated column)
Dow Jones News Service
Economist
FACS of the Week
Fee Adviser
Financial News Network
Financial Planning
Financial Planning on Wall Street
Financial Research Corp.
Financial Services Week
Financial World
Fitch Insights
Forbes
Fort Worth Star-Telegram
Fortune
Fox Network and affiliates
Fund Action
Fund Decoder
Global Finance
(the) Guarantor
Hartford Courant
Houston Chronicle
INC
Indianapolis Star
Individual Investor
Institutional Investor
International Herald Tribune
Internet
Investment Advisor
Investment Company Institute
Investment Dealers Digest
Investment Profiles
Investment Vision
Investor's Daily
IRA Reporter
Journal of Commerce
Kansas City Star
KCMO (Kansas City)
KOA-AM (Denver)
LA Times
Leckey, Andrew (syndicated column)
Life Association News
Lifetime Channel
Miami Herald
Milwaukee Sentinel
Money Magazine
Money Maker
Money Management Letter
Morningstar
Mutual Fund Market News
Mutual Funds Magazine
National Public Radio
National Underwriter
NBC and affiliates

New England Business
New England Cable News
New Orleans Times-Picayune
New York Daily News
New York Times
Newark Star Ledger
Newsday
Newsweek
Nightly Business Report
Orange County Register
Orlando Sentinel
Palm Beach Post
Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade
UP
US News and World Report
USA Today
USA TV Network
Value Line
Wall Street Journal
Wall Street Letter
Wall Street Week
Washington Post
WBZ
WBZ-TV
WCVB-TV
WEEI
WHDH
Worcester Telegram
World Wide Web
Worth Magazine
WRKO

                                                                      APPENDIX B

                    ADVERTISING AND PROMOTIONAL LITERATURE

Loomis Sayles Investment Trust advertising and promotional material may include, but is not limited to, discussions of the following information:

 .    Loomis Sayles Investment Trust's participation in wrap fee and no transaction fee programs

 .    Loomis Sayles Investment Trust and Loomis, Sayles & Company, L.P. Website

 .    Characteristics of Loomis Sayles including the number and locations of its offices, its investment practices and clients

 .    Specific and general investment philosophies, strategies, processes and techniques

 .    Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

 .    Industry conferences, electronically transmitted programs relating to the investment industry and the like at which Loomis Sayles participates

 .    Current capitalization, levels of profitability and other financial information

 .    Identification of portfolio managers, researchers, economists, principals and other staff members and employees

 .    The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

 .    Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans

 .    Current and historical statistics relating to:

     -total dollar amount of assets managed
     -Loomis Sayles assets managed in total and by Fund
     -the growth of assets
     -asset types managed

     References may be included in Loomis Sayles Investment Trust's advertising and promotional literature about 401(k) and retirement plans, if any, that offer the Fund. The information may include, but is not limited to:

 .    Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers or plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms with whom Loomis Sayles may or may not have a relationship.

 .    Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the Fund as a 401(k) or retirement plan funding vehicle produced by industry authorities, research organizations and publications.

                        LOOMIS SAYLES INVESTMENT TRUST

                  LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                January 1, 1999





This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus (the "Prospectus") of Loomis Sayles High Yield Fixed Income Fund, a series of Loomis Sayles Investment Trust, dated January 1, 1999, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...........................   -3-

MANAGEMENT OF THE TRUST...................................................   -7-

INVESTMENT ADVISORY AND OTHER SERVICES....................................  -10-

PORTFOLIO TRANSACTIONS AND BROKERAGE......................................  -12-

DESCRIPTION OF THE TRUST..................................................  -14-

HOW TO BUY SHARES.........................................................  -16-

NET ASSET VALUE...........................................................  -16-

REDEMPTIONS...............................................................  -17-

INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS...............  -18-

FINANCIAL STATEMENTS......................................................  -20-

CALCULATION OF YIELD AND TOTAL RETURN.....................................  -21-

PERFORMANCE COMPARISONS...................................................  -21-

PERFORMANCE DATA..........................................................  -24-

APPENDIX A
     PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION....................... -A-1-

APPENDIX B
     ADVERTISING AND PROMOTIONAL LITERATURE............................... -B-1-

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The investment objective and policies of the Loomis Sayles High Yield Fixed Income Fund (the "Fund"), a series of Loomis Sayles Investment Trust (the "Trust"), are summarized in the Prospectus under "Investment Objective and Policies" and "More Information About the Fund's Investments." The investment policies of the Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the Fund's investment adviser, subject to review and approval by the Trust's board of trustees (the "Trustees"), without shareholder approval except that the investment objective of the Fund as set forth in the Prospectus and any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which at least 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

     In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of the Fund):

     The Fund will not:

     *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(2) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(3) Make loans. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public, is considered the making of a loan.)

     *(4) Change its classification pursuant to Section 5(b) of the Investment Company Act of 1940, as amended (the "1940 Act"), from a "diversified" to "non-diversified" management investment company.

     *(5) Purchase any security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries.)

     *(6) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund's use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

      (7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

     *(8) Issue senior securities other than any borrowing permitted by restriction (6) above. (For the purposes of this restriction none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts or any other derivative investments to the extent that Loomis Sayles determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the Securities and Exchange Commission (the "SEC") or its staff.)

     The Fund intends, based on the views of the staff of the SEC, to restrict its investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

     Although authorized to invest in restricted securities, the Fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities, except Rule 144A securities.

Portfolio Turnover
------------------

     Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover rates may result in higher costs such as higher brokerage commissions and higher levels of taxable gain. See "Portfolio Transactions and Brokerage" for a description of Loomis Sayles's brokerage practices and "Income Dividends, Capital Gain Distributions and Tax Status" for more information about the tax consequences of investing in the Fund.

U.S. Government Securities
--------------------------

     U.S. Government Securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association and the Small Business Administration. More detailed information about some of these categories of U.S. Government Securities follows.

     .    U.S. Treasury Bills - Direct obligations of the U.S. Treasury which
          -------------------
are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

     .    U.S. Treasury Notes and Bonds - Direct obligations of the U.S.
          -----------------------------
Treasury issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

     .    "Ginnie Maes" - Debt securities issued by a mortgage banker or other
           -----------
mortgagee which represents an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

     .    "Fannie Maes" - Fannie Mae is a government-sponsored corporation owned
           -----------
entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by Fannie Mae that are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.

     .    "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC")
           ------------
is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio.

FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

     As described in the Prospectus, U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed income securities. Like other fixed income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

When-Issued Securities
----------------------

     As described in the Prospectus, the Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities in this manner (i.e. on a when-issued or delayed-delivery basis), it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

Zero Coupon Bonds
-----------------

     Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligations or for an initial period after the issuance of the obligations. Such bonds are issued and traded at discounts from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

Repurchase Agreements
---------------------

     The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto and (b) inability to enforce rights and the expenses involved in attempted enforcement.

Rule 144A Securities
--------------------

     The Fund may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trustees, that a particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of marketplace trades therefor.

                            MANAGEMENT OF THE TRUST

     The trustee and officers of the Trust and their principal occupations during the past five years are as follows:


TIMOTHY J. HUNT (67) -- Trustee.  26 Dennett Road, Marblehead, Massachusetts.
                        -------
     Retired. Formerly, Vice President and Director of Fixed Income Research, Loomis Sayles.

DANIEL J. FUSS (65) -- President.  Executive Vice President and Director, Loomis
                       ---------
Sayles.

MARK W.  HOLLAND (49) -- Treasurer.  Vice President-Finance and Administration
                         ---------
     and Director, Loomis Sayles.

SHEILA M. BARRY (53) -- Secretary and Compliance Officer.  Assistant General
                        --------------------------------
     Counsel and   Vice President, Loomis Sayles.  Formerly, Senior Counsel and
     Vice President, New England Funds, L.P.

ROBERT J.  BLANDING (51) -- Executive Vice President.  465 First Street West,
                            ------------------------
     Sonoma, California. President, Chairman, Director and Chief Executive Officer, Loomis Sayles.

WILLIAM F. CAMP (37) -- Vice President.  1533 North Woodward, Bloomfield Hills,
                        --------------
     Michigan. Vice President, Loomis Sayles. Formerly, Portfolio Manager, Kmart Corporation.

QUENTIN P. FAULKNER (60) -- Vice President.  Vice President, Loomis Sayles.
                            --------------

KATHLEEN C. GAFFNEY (37) -- Vice President.  Vice President, Loomis Sayles.
                            --------------

JEFFREY L. MEADE (48) -- Vice President.  Chief Operating Officer, Executive
                         --------------
     Vice President and Director, Loomis Sayles.

KENT P. NEWMARK  (60) -- Vice President.  555 California Street, San Francisco,
                         --------------
California.
     Vice President and Director, Loomis Sayles.

ROBERT K.  PAYNE (56) -- Vice President.  555 California Street, San Francisco,
                         --------------
     California. Vice President, Loomis Sayles.

ANTHONY J. WILKINS (56) -- Vice President.  Vice President and Director, Loomis
                           --------------
Sayles.

MARI J. SUGAHARA (34) -- Vice President.  Vice President, Loomis Sayles
                         ---------------

FREDERICK E. SWEENEY, JR. (37) --Vice President.  Vice President, Loomis Sayles.
                                 ---------------
     Formerly, served as an Investment Consultant at Meketa Investment Group and prior to that served as Vice President of New England Investment Associates.

     Previous positions during the past five years with Loomis Sayles are omitted, if not materially different from the positions listed. Except as indicated above, the address of each officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts 02111.

     The Trust pays no compensation to its officers listed above who are interested persons of the Trust. Each Trustee who is not affiliated with Loomis
Sayles is compensated at the rate of $10,000 per annum.   No Trustee received
compensation from any other investment company which is advised by Loomis Sayles or its affiliates or which holds itself out to investors as being related to the Trust.


                              COMPENSATION TABLE

    for the 1998 fiscal period (January 1, 1998 through September 30, 1998)


-----------------------------------------------------------------------------------------------

   (1)                  (2)            (3)               (4)                  (5)

Name of Person,      Aggregate      Pension or         Estimated        Total Compensation
  Position         Compensation     Retirement           Annual         from Trust and Fund
                     from Trust      Benefits         Benefits Upon       Complex Paid to
                                  Accrued as Part       Retirement          Trustee
                                  of Fund Expenses

-----------------------------------------------------------------------------------------------
Timothy J. Hunt,    $10,000             $0                  $0               $10,000
Trustee

     As of the date hereof, the Trustee and officers as a group owned less than 1% of the outstanding shares of the Fund.

     As of October 31, 1998, each of Trustees of Clark University and Blue Cross Blue Shield of Massachusetts, Inc. Retirement Trust may be deemed to control the Fund because each owned of record more than 25% of the Fund's shares. As a result, it may not be possible for matters subject to a vote of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and such shareholder may be able to approve such matters without the approval of any other shareholder. The following table sets forth the name, address and percentage ownership of each holder of 5% or more of the Fund's outstanding securities as of October 31, 1998:

                                                              Percentage of
Shareholder                         Address                   Securities Held
-----------                         -------                   ----------------
Trustees of Clark University        950 Main Street              44%
                                    Worcester, MA  01610

Blue Cross Blue Shield of           100 Summer Street            36%
Massachusetts, Inc.                 Boston, MA  02110
Retirement Income Trust

Energen Corporation Retirement      210 Sixth Ave. N.            12%
Income Plan                         Birmingham, AL 35203


Worcester Polytechnic Institute     100 Institute Road            8%
                                    Worcester, MA 01609

                    INVESTMENT ADVISORY AND OTHER SERVICES

     Advisory Agreement.  Loomis Sayles serves as investment adviser to the Fund
     ------------------
under an advisory agreement with the Trust dated August 30, 1996. Under the advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the Fund and generally administers its affairs, subject to supervision by the Trustees. Loomis Sayles furnishes, at its own expense, all necessary office space, office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, the advisory agreement provides that the Fund shall pay Loomis Sayles a monthly investment advisory fee at the annual rate of .60% of the Fund's average weekly net assets.

     Under the advisory agreement, if the total ordinary business expenses of the Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess.

     As described in the Prospectus, Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total operating expenses. These arrangements may be modified or terminated by Loomis Sayles at any time, subject to prior notice to shareholders.

     During the 1996 fiscal period (June 5, 1996 through December 31, 1996), the 1997 fiscal year and the 1998 fiscal period (January 1, 1998, through September 30, 1998), Loomis Sayles received the following amount of investment advisory fees from the Fund (before voluntary fee reductions and expense assumptions) and waived and reimbursed the following amount of fees for the Fund:

          Period       Advisory Fees    Fee Waivers/Reimbursements
          ------       -------------    --------------------------
          1996         $ 10,218         $33,770
          1997         $125,297         $88,172
          1998         $147,356         $91,510

     The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust or Loomis Sayles, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the advisory agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval.

     The advisory agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice to Loomis Sayles, or by Loomis Sayles upon ninety days' written notice to the Trust, and terminates automatically in the event of its assignment, as that term is defined in the 1940 Act. In addition, the agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" or "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles, cast in person at a meeting called for the purpose of voting on such approval.

     The advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


     Loomis Sayles acts as investment adviser to the eighteen series of the Loomis Sayles Funds, each a series of a registered open-end diversified management investment company. Loomis Sayles acts as investment adviser or sub-adviser to New England Star Advisers Fund, New England Star Small Cap Fund, New England Value Fund, New England Balanced Fund, New England International Equity Fund and New England Strategic Income Fund, which are series of New England Funds Trust I, a registered open-end management investment company, New England High Income Fund, a series of New England Funds Trust II, a registered open-end management investment company, New England Equity Income Fund, a series of New England Funds Trust III, a registered open-end management investment company and the Loomis Sayles Balanced Series and the Small Cap Series of New England Zenith Funds, which is also a registered open-end management investment company.
Loomis Sayles also provides investment advice to other investment companies and numerous other corporate and fiduciary clients.

     The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

     Officers of the Trust who hold positions with Loomis Sayles are listed under "Management of the Trust" in this Statement of Additional Information. Certain officers of the Trust also serve as officers, directors and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the Trustee that the desirability of retaining Loomis Sayles as investment adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.

     Custodial Arrangements.  State Street Bank and Trust Company ("State
     ----------------------
Street"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

     Independent Accountants.  The Fund's independent accountants are
     -----------------------
PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Funds' federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation. The information under the caption "Financial Highlights" included in the Prospectus has been so included, and the financial statements incorporated by reference herein from the Fund's 1998 Annual Report have been so incorporated, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     In placing orders for the purchase and sale of portfolio securities for the Fund, Loomis Sayles always seeks the best price and execution. Transactions are carried out through broker-dealers who make the primary market for securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

     Loomis Sayles selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid for a transaction. However, the Fund will only pay commissions that Loomis Sayles believes to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

     Receipt of research services from brokers may sometimes be a factor in selecting a broker which Loomis Sayles believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles's expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services on products other than research from brokers is not a factor in the selection of brokers.

     The following table sets forth for the 1996 fiscal period (June 5, 1996 through December 31, 1996), the 1997 fiscal year and the 1998 fiscal period (January 1, 1998, through September 30, 1998), (1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during such period, (2) the dollar amount of transactions on which commissions were paid during such period that were directed to brokers providing research services ("directed transactions") and (3) the dollar amount of commissions paid on directed transactions during such period:

              (1)                                      (3)
           Aggregate              (2)              Commissions
           Brokerage           Directed            on Directed
Period    Commissions($)    Transactions($)       Transactions($)
------    -------------     ---------------       ----------------
1996         $     636            $ 0                    $0
1997         $   6,412            $ 0                    $0
1998         $9,626.81            $ 0                    $0

                           DESCRIPTION OF THE TRUST

     The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated December 23, 1993.

     The Declaration of Trust currently permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

     The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular series of the Trust are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all series.

     The Declaration of Trust also permits the Trustees, without shareholder approval, to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to subdivide any series of shares into classes, this flexibility is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently, or to permit shares of a series to be distributed through more than one distribution channel, with the costs of the particular means of distribution (or costs of related services) to be borne by the shareholders who purchase through that means of distribution. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "fund").

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust or the Fund, respectively. The Declaration of Trust further provides that the Trustees may also terminate the Trust or the Fund upon written notice to the shareholders.

Voting Rights
-------------

     As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with a fractional vote for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

     The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote for each series or sub-series shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters exclusively affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series. Voting rights are not cumulative.

     There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust, (ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value) and (iii) to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate.

Shareholder and Trustee Liability
---------------------------------

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or Trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               HOW TO BUY SHARES

     The procedures for purchasing shares of the Fund and for determining the offering price of such shares are summarized in the Prospectus under "How to Purchase Shares."

                                NET ASSET VALUE

     The net asset value of the shares of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made at least weekly and as of the close of regular trading on the New York Stock Exchange (the "Exchange") on any day on which an order for purchase or redemption of the Fund's shares is received and on which the Exchange is open for unrestricted trading. During the twelve months following the date of this Statement of

Additional Information, the Exchange is expected to be closed on the following weekdays: Memorial Day as observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day and Good Friday. Equity securities listed on an established securities exchange or on the NASDAQ National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, and in the case of over the counter securities not so listed, at the last bid price. Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships among securities that are generally recognized by institutional traders. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the value of foreign securities not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the Exchange, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith or in accordance with procedures approved by the Trustees.

                                  REDEMPTIONS

     The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Redeem Shares."

     The redemption price will be the net asset value per share next determined
     --------------------------------------------------------------------------
after the redemption request and any necessary special documentation are
------------------------------------------------------------------------
received by the Trust in proper form.  Proceeds resulting from a written
------------------------------------
redemption request will normally be mailed to you within seven days after receipt of your request in good order. In those cases where you have recently purchased your shares by check and your check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until your check has cleared.

     The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind if the Trustees determine it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.

     A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."

          INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

     As described in the Prospectus under "Dividends, Capital Gain Distributions and Taxes" it is the policy of the Fund to pay its shareholders annually, as dividends, substantially all of the Fund's net income and to distribute to its shareholders annually substantially all net realized capital gains, if any, after offset by any capital loss carryovers.

     Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for an election to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

     As required by federal law, information concerning the federal tax status of distributions from the Fund will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order so to qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute each year at least 90% of the sum of its taxable net investment income, its tax-exempt income and the excess, if any, of net short-term capital gains over its net long-term capital losses for such year; and (iii) at the end of each fiscal quarter hold at least 50% of the value of its total assets in cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses. To the extent the Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     A nondeductible excise tax will be imposed at the rate of 4% on the excess, if any, of the Fund's "required distribution" over its distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income realized during the one-year period ending on October 31 (or December 31, if the Fund is permitted to so elect and so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Dividends and distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

     Distribution by the Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions designated by a Fund as deriving from net gains on securities held for more than one year will be taxable to shareholders as long-term capital gains (generally at a 20% rate for noncorporate shareholders), without regard to how long a shareholder has held shares of the Fund.

     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

     Redemptions and exchanges of the Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will generally be long-term capital gain or loss, and will otherwise be short-term capital gain or loss. In general, any long term gains realized upon a taxable disposition of shares will be subject to a maximum tax rate of 20% (for noncorporate shareholders). However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, all or a portion of any loss will be disallowed on the taxable disposition of Fund shares if the shareholder acquires other shares of the Fund within 30 days before or after the disposition.

     The Fund's transactions in foreign currency-denominated debt securities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

     If the Fund engages in hedging transactions, including hedging transactions in options, future contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to market straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and the regulations thereunder currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, respectively.

     Dividends and distributions also may be subject to foreign, state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, foreign, state or local taxes.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

     The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made on or after January 1, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.


                             FINANCIAL STATEMENTS

     The financial statements of the Fund included in its 1998 Annual Report, filed with the Securities and Exchange Commission on November 30, 1998, are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing Loomis Sayles, One Financial Center, Boston, Massachusetts 02111 or telephoning (888) 226-9699.

                     CALCULATION OF YIELD AND TOTAL RETURN

     Yield.  The Fund's yield will be computed by dividing the Fund's net
     -----
investment income per share for a recent 30-day period by the maximum offering price per share on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Fund's yield will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objective and policies of the Fund.

     At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

     Investors in the Fund are specifically advised that the net asset value per share of the Fund may vary, just as yields for the Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of the Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

     Total Return.  Total Return with respect to the Fund is a measure of the
     ------------
change in value of an investment in the Fund over the period covered, and assumes any dividends or capital gains distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.

                            PERFORMANCE COMPARISONS

     The Fund may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders. The Fund may from time to time include in advertisements or information furnished to present or prospective shareholders (i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

     LIPPER ANALYTICAL SERVICES, INC. distributes mutual fund rankings monthly.
     --------------------------------
The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

     MICROPAL, INC. distributes mutual fund rankings weekly and monthly.  The
     --------------
rankings are based upon performance calculated by Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Micropal rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year and 10-year performance. Micropal classifies mutual funds by investment objective and asset category.

     MORNINGSTAR, INC. distributes mutual fund ratings twice a month.  The
     -----------------
ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

     CDA/WEISENBERGER'S MANAGEMENT RESULTS publishes mutual fund rankings and is
     -------------------------------------
distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

     Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as those listed below.

     CONSUMER PRICE INDEX.  The Consumer Price Index, published by the U.S.
     --------------------
Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

     DOW JONES INDUSTRIAL AVERAGE.  The Dow Jones Industrial Average is a market
     ----------------------------
value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

     LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.  The Lehman Brothers
     ------------------------------------------------
Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

     LEHMAN BROTHERS 1-3 YEAR GOVERNMENT INDEX.  The Index contains fixed rate
     ------------------------------------------
debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.

     LEHMAN BROTHERS GOVERNMENT BOND INDEX.  The Lehman Brothers Government Bond
     --------------------------------------
Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

     LEHMAN BROTHERS MUNICIPAL BOND INDEX.  The Lehman Brothers Municipal Bond
     -------------------------------------
Index is computed from the prices of approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligation bonds, 27% insured bonds and 13% prerefunded bonds.

     MSCI-EAFE INDEX.  The MSCI-EAFE Index contains over 1000 stocks from 20
     ----------------
different countries with Japan (approximately 50%), United Kingdom, France and Germany being the most heavily weighted.

     MSCI-EAFE EX-JAPAN INDEX.  The MSCI-EAFE ex-Japan Index consists of all
     -------------------------
stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

     MERRILL LYNCH GOVERNMENT/CORPORATE INDEX.  The Merrill Lynch Government/
     -----------------------------------------
Corporate Index is a composite of approximately 4,900 U.S. government and corporate debt issues with at least $25 million outstanding, greater than one year maturity, and credit ratings of investment grade or higher.

     MERRILL LYNCH HIGH YIELD INDEX.  The Merrill Lynch High Yield Index
     -------------------------------
includes over 750 issues and represents public debt greater than $10 million (original issuance rated BBB/BB and below).

     RUSSELL 2000 INDEX.  The Russell 2000 Index is comprised of the 2000
     ------------------
smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization.

     SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX.  The Salomon Brothers World
     --------------------------------------------
Government Bond Index includes a broad range of institutionally-traded fixed-rate government securities issued by the national governments of the nine countries whose securities are most actively traded. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds) and private-placement type securities.

     STANDARD & POOR'S/BARRA GROWTH INDEX.  The Standard & Poor's/Barra Growth
     -------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

     STANDARD & POOR'S/BARRA VALUE INDEX.  The Standard & Poor's/Barra Value
     ------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

     STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500").  The S&P
     ------------------------------------------------------------------
500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.

     From time to time, articles about the Fund regarding performance, rankings and other characteristics of the Fund may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of such articles may be used in the Fund's promotional literature. References to articles regarding personnel of Loomis Sayles who have portfolio management responsibility may also be used in the Fund's promotional literature. For additional information about the Fund's advertising and promotional literature, see Appendix B.


                               PERFORMANCE DATA

     The manner in which yield and total return of the Fund will be calculated for public use is described above. The following table summarizes the calculation of the Fund's yield at September 30, 1998 and the Fund's total return Ii) for the one-year period ended September 30, 1998 and (ii) for the period from the Fund's commencement of operations to September 30, 1998.

                               Performance Data*


                                                       Average Annual
                                    Average Annual      Total Return
                                     Total Return         from the
                                    for the One-Year  Commencement of
               Current SEC Yield     Period Ended    Operations** through
                  at 9/30/98            9/30/98            9/30/98
                  ----------            -------            -------
                    13.76%              (18.40)%           (0.44)%


* Performance would have been lower if the management fee had not been waived and certain other expenses had not been reimbursed by Loomis Sayles. In the absence of the expense limitation, actual yield and total return would have been 12.94% (yield), and (18.78)% and (1.24)% for the one-year period ended September 30, 1998 and for the period from the Fund's commencement of operations to September 30, 1998, respectively.

** Inception date of the Fund is June 5, 1996.

                                                                      APPENDIX A
                PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION


ABC and affiliates                           Financial Planning
Adam Smith's Money World                     Financial Planning on Wall Street
America On Line                              Financial Research Corp.
Anchorage Daily News                         Financial Services Week
Atlanta Constitution                         Financial World
Atlanta Journal                              Fitch Insights
Arizona Republic                             Forbes
Austin American Statesman                    Fort Worth Star-Telegram
Baltimore Sun                                Fortune
Bank Investment Marketing                    Fox Network and affiliates
Barron's                                     Fund Action
Bergen County Record (NJ)                    Fund Decoder
Bloomberg Business News                      Global Finance
Bond Buyer                                   (the) Guarantor
Boston Business Journal                      Hartford Courant
Boston Globe                                 Houston Chronicle
Boston Herald                                INC
Broker World                                 Indianapolis Star
Business Radio Network                       Individual Investor
Business Week                                Institutional Investor
CBS and affiliates                           International Herald Tribune
CDA Investment Technologies                  Internet
CFO                                          Investment Advisor
Changing Times                               Investment Company Institute
Chicago Sun Times                            Investment Dealers Digest
Chicago Tribune                              Investment Profiles
Christian Science Monitor                    Investment Vision
Christian Science Monitor News Service       Investor's Daily
Cincinnati Enquirer                          IRA Reporter
Cincinnati Post                              Journal of Commerce
CNBC                                         Kansas City Star
CNN                                          KCMO (Kansas City)
Columbus Dispatch                            KOA-AM (Denver)
CompuServe                                   LA Times
Dallas Morning News                          Leckey, Andrew (syndicated column)
Dallas Times-Herald                          Life Association News
Denver Post                                  Lifetime Channel
Des Moines Register                          Miami Herald
Detroit Free Press                           Milwaukee Sentinel
Donoghues Money Fund Report                  Money Magazine
Dorfman, Dan (syndicated column)             Money Maker
Dow Jones News Service                       Money Management Letter
Economist                                    Morningstar
FACS of the Week                             Mutual Fund Market News
Fee Adviser                                  Mutual Funds Magazine
Financial News Network                       National Public Radio

National Underwriter                         USA Today
NBC and affiliates                           USA TV Network
New England Business                         Value Line
New England Cable News                       Wall Street Journal
New Orleans Times-Picayune                   Wall Street Letter
New York Daily News                          Wall Street Week
New York Times                               Washington Post
Newark Star Ledger                           WBZ
Newsday                                      WBZ-TV
Newsweek                                     WCVB-TV
Nightly Business Report                      WEEI
Orange County Register                       WHDH
Orlando Sentinel                             Worcester Telegram
Palm Beach Post                              World Wide Web
Pension World                                Worth Magazine
Pensions and Investments                     WRKO
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade
UP
US News and World Report

                                                                      APPENDIX B
                    ADVERTISING AND PROMOTIONAL LITERATURE

Loomis Sayles Investment Trust advertising and promotional material may include, but is not limited to, discussions of the following information:

 .    Loomis Sayles Investment Trust's participation in wrap fee and no transaction fee programs

 .    Loomis Sayles Investment Trust and Loomis, Sayles & Company, L.P. Website

 .    Characteristics of Loomis Sayles including the number and locations of its offices, its investment practices and clients

 .    Specific and general investment philosophies, strategies, processes and techniques

 .    Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

 .    Industry conferences, electronically transmitted programs relating to the investment industry and the like at which Loomis Sayles participates

 .    Current capitalization, levels of profitability and other financial information

 .    Identification of portfolio managers, researchers, economists, principals and other staff members and employees

 .    The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

 .    Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans

 .    Current and historical statistics relating to:

     -total dollar amount of assets managed
     -Loomis Sayles assets managed in total and by Fund
     -the growth of assets
     -asset types managed

     References may be included in Loomis Sayles Investment Trust's advertising and promotional literature about 401(k) and retirement plans, if any, that offer the Fund. The information may include, but is not limited to:

 .    Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers or plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms with whom Loomis Sayles may or may not have a relationship.

 .    Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the Fund as a 401(k) or retirement plan funding vehicle produced by industry authorities, research organizations and publications.

                        LOOMIS SAYLES INVESTMENT TRUST

             LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                January 1, 1999



This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus (the "Prospectus") of Loomis Sayles Intermediate Duration Fixed Income Fund, a series of Loomis Sayles Investment Trust, dated January 1, 1999 and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS....................  -3-

MANAGEMENT OF THE TRUST............................................  -8-

INVESTMENT ADVISORY AND OTHER SERVICES............................. -10-

PORTFOLIO TRANSACTIONS AND BROKERAGE............................... -12-

DESCRIPTION OF THE TRUST........................................... -13-

HOW TO BUY SHARES.................................................. -16-

NET ASSET VALUE.................................................... -16-

REDEMPTIONS........................................................ -17-

INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS........ -17-

FINANCIAL STATEMENTS............................................... -20-

CALCULATION OF YIELD AND TOTAL RETURN.............................. -20-

PERFORMANCE COMPARISONS............................................ -21-

PERFORMANCE DATA................................................... -25-

APPENDIX A
     PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION................-A-1-

APPENDIX B
     ADVERTISING AND PROMOTIONAL LITERATURE........................-B-1-

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The investment objective and policies of the Loomis Sayles Intermediate Duration Fixed Income Fund (the "Fund"), a series of Loomis Sayles Investment Trust (the "Trust"), are summarized in the Prospectus under "Investment Objective and Policies" and "More Information About the Fund's Investments."
The investment policies of the Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by Loomis Sayles & Company, L.P. ("Loomis Sayles"), the Fund's investment adviser, subject to review and approval by the Trust's board of trustees (the "Trustees"), without shareholder approval except that the investment objective of the Fund as set forth in the Prospectus and any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which at least 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

     In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of the Fund):

     The Fund will not:

     *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(2) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(3) Make loans. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public, is considered the making of a loan.)

     *(4) Change its classification pursuant to Section 5(b) of the Investment
          Company Act of 1940, as amended (the "1940 Act"), from a "diversified" to "non-diversified" management investment company.

     *(5) Purchase any security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries.)

     *(6) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund's use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

      (7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

     *(8) Issue senior securities other than any borrowing permitted by restriction (6) above. (For the purposes of this restriction none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts or any other derivative investments to the extent that Loomis Sayles determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the Securities and Exchange Commission (the "SEC") or its staff.)

     The Fund intends, based on the views of the staff of the SEC, to restrict its investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

     Although authorized to invest in restricted securities, the Fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities, except Rule 144A securities.

Portfolio Turnover
------------------

     Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. Although it is impossible to predict with certainty, it is expected that the annual portfolio turnover rate for the first full fiscal year of the Fund will not exceed 100%. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover rates involve higher costs such as higher brokerage commissions and higher levels of taxable gain. See "Portfolio Transactions and Brokerage" for a description of Loomis Sayles's brokerage practices and "Income Dividends, Capital Gain Distributions and Tax Status" for more information about the tax consequences of investing in the Fund.

U.S. Government Securities
--------------------------

     U.S. Government Securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association and the Small Business Administration. More detailed information about some of these categories of U.S. Government Securities follows.

     .    U.S. Treasury Bills - Direct obligations of the U.S. Treasury which
          -------------------
are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

     .    U.S. Treasury Notes and Bonds - Direct obligations of the U.S.
          -----------------------------
Treasury issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

     .    "Ginnie Maes" - Debt securities issued by a mortgage banker or other
          -------------
mortgagee which represent interests in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

     .    "Fannie Maes" - Fannie Mae is a government-sponsored corporation owned
          -------------
entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by Fannie Mae that are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.

     .    "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC")
          --------------
is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio.

FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

     As described in the Prospectus, U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed income securities. Like other fixed income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

When-Issued Securities
----------------------

     As described in the Prospectus, the Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities in this manner (i.e. on a when-issued or delayed-delivery basis), it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

Convertible Securities
----------------------

     Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity security, however, so that when the price of the underlying equity security falls, the decline in the price of the convertible security may sometimes be less substantial than that of the underlying equity security. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. Because conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

Zero Coupon Bonds
-----------------

     Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligations or for an initial period after the issuance of the obligations. Such bonds are issued and traded at discounts from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

Repurchase Agreements
---------------------

     The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto and (b) inability to enforce rights and the expenses involved in attempted enforcement.

Rule 144A Securities
--------------------

     The Fund may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trustees, that a particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of marketplace trades therefor.

                            MANAGEMENT OF THE TRUST

     The trustee and officers of the Trust and their principal occupations during the past five years are as follows:

TIMOTHY J. HUNT (67) -- Trustee.  26 Dennett Road, Marblehead, Massachusetts.
                        -------
     Retired. Formerly, Vice President and Director of Fixed Income Research, Loomis Sayles.

DANIEL J. FUSS (65) -- President.  Executive Vice President and Director,
                       ---------
     Loomis Sayles.

MARK W.  HOLLAND (49) -- Treasurer.  Vice President-Finance and Administration
                         ---------
     and Director, Loomis Sayles.

SHEILA M. BARRY (53) -- Secretary and Compliance Officer.  Assistant General
                        --------------------------------
     Counsel and   Vice President, Loomis Sayles.  Formerly, Senior Counsel and
     Vice President, New England Funds, L.P.

ROBERT J. BLANDING (51) -- Executive Vice President.  465 First Street
                           ------------------------
     West, Sonoma, California. President, Chairman, Director and Chief Executive Officer, Loomis Sayles.

WILLIAM F. CAMP (37) -- Vice President.  1533 North Woodward, Bloomfield
                        --------------
     Hills, Michigan. Vice President, Loomis Sayles. Formerly, Portfolio Manager, Kmart Corporation.

QUENTIN P. FAULKNER (60) -- Vice President.  Vice President, Loomis Sayles.
                            --------------

KATHLEEN C. GAFFNEY (37) -- Vice President.  Vice President, Loomis Sayles.
                            --------------

JEFFREY L. MEADE (48) -- Vice President.  Chief Operating Officer, Executive
                         --------------
     Vice President and Director, Loomis Sayles.

KENT P. NEWMARK (60) -- Vice President. 555 California Street, San Francisco,
                        --------------
     California Vice President and Director, Loomis Sayles.

ROBERT K.  PAYNE (56) -- Vice President.  555 California Street, San Francisco,
                         --------------
     California.  Vice President, Loomis Sayles.

ANTHONY J. WILKINS (56) -- Vice President.  Vice President and Director, Loomis
                           --------------
     Sayles.

MARI J. SUGAHARA (34) -- Vice President.  Vice President, Loomis Sayles.
                         ---------------

FREDERICK E. SWEENEY, JR. (37) -- Vice President.  Vice President, Loomis
                                  ---------------
     Sayles. Formerly, served as an Investment Consultant at Meketa Investment Group and prior to that served as Vice President of New England Investment Associates.

     Previous positions during the past five years with Loomis Sayles are omitted, if not materially different from the positions listed. Except as indicated above, the address of each officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts 02111.

     The Trust pays no compensation to its officers listed above who are interested persons of the Trust. Each Trustee who is not affiliated with Loomis Sayles will be compensated at the rate of $10,000 per annum. No Trustee received compensation from any other investment company which is advised by Loomis Sayles or its affiliates or which holds itself out to investors as being related to the Trust.

                              COMPENSATION TABLE
    for the 1998 fiscal period (January 1, 1998 through September 30, 1998)

---------------------------------------------------------------------------------------------------
          (1)               (2)              (3)                 (4)                  (5)

    Name of Person,      Aggregate        Pension or          Estimated       Total Compensation
        Position       Compensation       Retirement            Annual       from Trust and Fund
                        from Trust         Benefits          Benefits Upon     Complex Paid to
                                        Accrued as Part        Retirement           Trustee
                                       of Fund Expenses
---------------------------------------------------------------------------------------------------
Timothy J. Hunt,         $10,000              $0                    $0               $10,000
Trustee

     As of the date hereof, the Trustee and officers as a group owned less than 1% of the outstanding shares of the Fund.

     As of October 31, 1998, Trustees of Clark University may be deemed to control the Fund because it owned of record more than 25% of the Fund's shares. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholder. The following table sets forth the name, address and percentage ownership of each holder of 5% or more of the Fund's outstanding securities as of October 31, 1998:

     Shareholder                    Address        Percentage of Shares Held
     -----------                    -------        -------------------------
  Trustees of Clark University   950 Main Street              100%
                                 Worcester, MA 01610

                     INVESTMENT ADVISORY AND OTHER SERVICES

     Advisory Agreement.  Loomis Sayles serves as investment adviser to the Fund
     ------------------
under an advisory agreement with the Trust dated August 30, 1996. Under the advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the Fund and generally administers its affairs, subject to supervision by the Trustees. Loomis Sayles furnishes, at its own expense, all necessary office space, office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, the advisory agreement provides that the Fund shall pay Loomis Sayles a monthly investment advisory fee at the annual rate of .40% of the Fund's average weekly net assets.

     Under the advisory agreement, if the total ordinary business expenses of the Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess.

     As described in the Prospectus, Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total operating expenses. These arrangements may be modified or terminated by Loomis Sayles at any time, subject to prior notice to shareholders.

     During the 1998 fiscal period (January 1, 1998 through September 30, 1998), Loomis Sayles received $29,959 in investment advisory fees from the Fund (before voluntary fee reductions and expense assumptions) and waived and reimbursed amounts of fees $58,465 for the Fund.

     The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust or Loomis Sayles, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the advisory agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval.

     The advisory agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice to Loomis Sayles, or by Loomis Sayles upon ninety days' written notice to the Trust, and it terminates automatically in the event of its assignment, as that term is defined in the 1940 Act. In addition, the agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" or "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles, cast in person at a meeting called for the purpose of voting on such approval.

     The advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     Loomis Sayles acts as investment adviser to the eighteen series of the Loomis Sayles Funds, each a series of a registered open-end diversified management investment company. Loomis Sayles acts as investment adviser or sub-adviser to New England Star Advisers Fund, New England Star Small Cap Fund,]
New England Value Fund, New England Balanced Fund, New England International Equity] Fund and New England Strategic Income Fund, which are series of New England Funds Trust I, a registered open-end management investment company, New England High Income Fund, a series of New England Funds Trust II, a registered open-end management investment company, New England Equity Income Fund, a series of New England Funds Trust III, a registered open-end management investment company and the Loomis Sayles Balanced Series and the Small Cap Series of New England Zenith Funds, which is also a registered open-end management investment company. Loomis Sayles also provides investment advice to other investment companies and numerous other corporate and fiduciary clients.

     The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

     Officers of the Trust who hold positions with Loomis Sayles are listed under "Management of the Trust" in this Statement of Additional Information. Certain officers of the Trust also serve as officers, directors and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the

Fund also invests. If the Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the Trustee that the desirability of retaining Loomis Sayles as investment adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.

     Custodial Arrangements.  State Street Bank and Trust Company ("State
     ----------------------
Street"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

     Independent Accountants.  The Fund's independent accountants are
     -----------------------
PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts 02109. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements and financial highlights, assists in the preparation of the Fund's Funds' federal and state income tax returns and consults with the Fund Funds as to matters of accounting and federal and state income taxation. The information under the caption "Financial Highlights" included in the Prospectus has been so included, and the financial statements incorporated by reference herein from the Fund's 1998 Annual Report have been so incorporated, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     In placing orders for the purchase and sale of portfolio securities for the Fund, Loomis Sayles always seeks the best price and execution. Transactions are carried out through broker-dealers who make the primary market for securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

     Loomis Sayles selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid for a transaction. However, the Fund will only pay commissions that Loomis Sayles believes to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

     Receipt of research services from brokers may sometimes be a factor in selecting a broker which Loomis Sayles believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles's expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

     During the 1998 fiscal period (January 1, 1998, through September 30,
1998), the Fund paid (1) $0 in aggregate brokerage commissions for portfolio transactions, (2) $0 for transactions of which commissions were paid that were directed to brokers providing research services and
(3) $0 of commissions on directed transactions.


                            DESCRIPTION OF THE TRUST

     The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated December 23, 1993.

     The Declaration of Trust currently permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

     The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular series of the Trust are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all series.

     The Declaration of Trust also permits the Trustees, without shareholder approval, to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to subdivide any series of shares into classes, this flexibility is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently, or to permit shares of a series to be distributed through more than one distribution channel, with the costs of the particular means of distribution (or costs of related services) to be borne by the shareholders who purchase through that means of distribution. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "fund").

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust or the Fund, respectively. The Declaration of Trust further provides that the Trustees may also terminate the Trust or the Fund upon written notice to the shareholders.

Voting Rights
-------------

     As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with a fractional vote for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

     The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote for each series or sub-series shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters exclusively affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series. Voting rights are not cumulative.

     There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust, (ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value) and (iii) to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate.

Shareholder and Trustee Liability
---------------------------------

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which any such person not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or Trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               HOW TO BUY SHARES

     The procedures for purchasing shares of the Fund and for determining the offering price of such shares are summarized in the Prospectus under "How to Purchase Shares."

                                NET ASSET VALUE

     The net asset value of the shares of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made at least weekly and as of the close of regular trading on the New York Stock Exchange (the "Exchange") on any day on which an order for purchase or redemption of the Fund's shares is received and on which the Exchange is open for unrestricted trading. During the twelve months following the date of this Statement of Additional Information, the Exchange is expected to be closed on the following weekdays: Memorial Day as observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day and Good Friday. Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships among securities that are generally recognized by institutional traders. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the value of foreign securities not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith or in accordance with procedures approved by the Trustees.



                                  REDEMPTIONS

     The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Redeem Shares."

     The redemption price will be the net asset value per share next determined
     --------------------------------------------------------------------------
after the redemption request and any necessary special documentation are
------------------------------------------------------------------------
received by the Trust in proper form.  Proceeds resulting from a written
------------------------------------
redemption request will normally be mailed to you within seven days after receipt of your request in good order. In those cases where you have recently purchased your shares by check and your check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until your check has cleared.

     The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind if the Trustees determine it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.

     A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."

          INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

     As described in the Prospectus under "Dividends, Capital Gain Distributions and Taxes," it is the policy of the Fund to pay its shareholders monthly, as dividends, substantially all of the Fund's net income and to distribute to its shareholders annually substantially all net realized capital gains, if any, after offset by any capital loss carryovers.

     Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for an election to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

     As required by federal law, information concerning the federal tax status of distributions from the Fund will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order so to qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute each year at least 90% of the sum of its taxable net investment income, its tax-exempt income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) at the end of each fiscal quarter hold at least 50% of the value of its total assets in cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses. To the extent the Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     A nondeductible excise tax will be imposed at the rate of 4% on the excess, if any, of the Fund's "required distribution" over its distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income realized during the one-year period ending on October 31 (or December 31, if the Fund is permitted to so elect and so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Dividends and distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

     Distribution by the Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions designated by a Fund as deriving from net gains on securities held for more than one year will be taxable to shareholders as long-term capital gains (generally at a 20% rate for noncorporate shareholders), without regard to how long a shareholder has held shares of the Fund.

     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

     Redemptions and exchanges of the Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions.
If shares have been held for more than one year, gain or loss realized will generally be long-term capital gain or loss, and will otherwise be short-term capital gain or loss. In general, any long term gains realized upon a taxable disposition of shares will be subject to a maximum tax rate of 20% (for noncorporate shareholders). However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, all or a portion of any loss will be disallowed on the taxable disposition of Fund shares if the shareholder acquires other shares of the Fund within 30 days before or after the disposition.

     The Fund's transactions in foreign currency-denominated debt securities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

     If the Fund engages in hedging transactions, including hedging transactions in options, future contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to market straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and the regulations thereunder currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, respectively.

     Dividends and distributions also may be subject to foreign, state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, foreign, state or local taxes.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

     The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made on or after January 1, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.


                             FINANCIAL STATEMENTS

     The financial statements of the Fund included in its 1998 Annual Report, filed with the Securities and Exchange Commission on November 30, 1998, are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing Loomis Sayles, One Financial Center, Boston, Massachusetts 02111 or telephoning (888) 226-9699.


                     CALCULATION OF YIELD AND TOTAL RETURN

     Yield.  The Fund's yield will be computed by dividing the Fund's net
     -----
investment income per share for a recent 30-day period by the maximum offering price per share on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Fund's yield will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objective and policies of the Fund.

     At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

     Investors in the Fund are specifically advised that the net asset value per share of the Fund may vary, just as yields for the Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of the Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

     Total Return.  Total return with respect to the Fund is a measure of the
     ------------
change in value of an investment in the Fund over the period covered, and assumes any dividends or capital gains distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (i) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.

                            PERFORMANCE COMPARISONS

     The Fund may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders. The Fund may from time to time include in advertisements or information furnished to present or prospective shareholders (i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

     LIPPER ANALYTICAL SERVICES, INC. distributes mutual fund rankings monthly.
     --------------------------------
The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

     MICROPAL, INC. distributes mutual fund rankings weekly and monthly.  The
     --------------
rankings are based upon performance calculated by Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Micropal rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year and 10-year performance. Micropal classifies mutual funds by investment objective and asset category.

     MORNINGSTAR, INC. distributes mutual fund ratings twice a month.  The
     -----------------
ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by

Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

     CDA/WEISENBERGER'S MANAGEMENT RESULTS publishes mutual fund rankings and is
     -------------------------------------
distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

     Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as those listed below.

     CONSUMER PRICE INDEX.  The Consumer Price Index, published by the U.S.
     --------------------
Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

     DOW JONES INDUSTRIAL AVERAGE.  The Dow Jones Industrial Average is a market
     ----------------------------
value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

       LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.  The Lehman Brothers
       ------------------------------------------------
Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

     LEHMAN BROTHERS 1-3 YEAR GOVERNMENT INDEX.  The Index contains fixed rate
     ------------------------------------------
debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.

     LEHMAN BROTHERS GOVERNMENT BOND INDEX.  The Lehman Brothers Government Bond
     --------------------------------------
Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

     LEHMAN BROTHERS MUNICIPAL BOND INDEX.  The Lehman Brothers Municipal Bond
     -------------------------------------
Index is computed from the prices of approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligation bonds, 27% insured bonds and 13% prerefunded bonds.

     MSCI-EAFE INDEX.  The MSCI-EAFE Index contains over 1000 stocks from 20
     ----------------
different countries with Japan (approximately 50%), United Kingdom, France and Germany being the most heavily weighted.

     MSCI-EAFE EX-JAPAN INDEX.  The MSCI-EAFE ex-Japan Index consists of all
     -------------------------
stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

     MERRILL LYNCH GOVERNMENT/CORPORATE INDEX.  The Merrill Lynch Government/
     -----------------------------------------
Corporate Index is a composite of approximately 4,900 U.S. government and corporate debt issues with at least $25 million outstanding, greater than one year maturity, and credit ratings of investment grade or higher.

     MERRILL LYNCH HIGH YIELD INDEX.  The Merrill Lynch High Yield Index
     -------------------------------
includes over 750 issues and represents public debt greater than $10 million (original issuance rated BBB/BB and below).

     RUSSELL 2000 INDEX.  The Russell 2000 Index is comprised of the 2000
     ------------------
smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization.

     SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX.  The Salomon Brothers World
     --------------------------------------------
Government Bond Index includes a broad range of institutionally-traded fixed-rate government securities issued by the national governments of the nine countries whose securities are most actively traded. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds) and private-placement type securities.

     STANDARD & POOR'S/BARRA GROWTH INDEX.  The Standard & Poor's/Barra Growth
     -------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

     STANDARD & POOR'S/BARRA VALUE INDEX.  The Standard & Poor's/Barra Value
     ------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

     STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500").  The S&P
     ------------------------------------------------------------------
500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.

     From time to time, articles about the Fund regarding performance, rankings and other characteristics of the Fund may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of such articles may be used in the Fund's promotional literature. References to articles regarding personnel of Loomis Sayles who have portfolio management responsibility may also be used in the Fund's promotional literature. For additional information about the Fund's advertising and promotional literature, see Appendix B.

                               PERFORMANCE DATA

     The manner in which yield and total return of the Fund will be calculated for public use is described above. The following table summarizes the calculation of the Fund's yield at September 30, 1998 and the Fund's total return and for the period from the Fund's commencement of operations to September 30, 1998.


                               Performance Data*

                                                 Average Annual
                                                  Total Return
                                                    from the
                                                 Commencement of
Current SEC Yield                              Operations** through
   at 9/30/98                                        9/30/98
   ----------                                        -------
     6.32%                                             1.91%


* Performance would have been lower if the management fee had not been waived and certain other expenses had not been reimbursed by Loomis Sayles. In the absence of the expense limitation, actual yield and total return would have been 4.77% (yield) and 1.39% for the period from the Fund's commencement of operations to September 30, 1998, respectively.


** Inception date of the Fund is January 28, 1998.]

                                                                      APPENDIX A
                PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION

ABC and affiliates                       Financial Research Corp.
Adam Smith's Money World                 Financial Services Week
America On Line                          Financial World
Anchorage Daily News                     Fitch Insights
Atlanta Constitution                     Forbes
Atlanta Journal                          Fort Worth Star-Telegram
Arizona Republic                         Fortune
Austin American Statesman                Fox Network and affiliates
Baltimore Sun                            Fund Action
Bank Investment Marketing                Fund Decoder
Barron's                                 Global Finance
Bergen County Record (NJ)                (the) Guarantor
Bloomberg Business News                  Hartford Courant
Bond Buyer                               Houston Chronicle
Boston Business Journal                  INC
Boston Globe                             Indianapolis Star
Boston Herald                            Individual Investor
Broker World                             Institutional Investor
Business Radio Network                   International Herald Tribune
Business Week                            Internet
CBS and affiliates                       Investment Advisor
CDA Investment Technologies              Investment Company Institute
CFO                                      Investment Dealers Digest
Changing Times                           Investment Profiles
Chicago Sun Times                        Investment Vision
Chicago Tribune                          Investor's Daily
Christian Science Monitor                IRA Reporter
Christian Science Monitor News Service   Journal of Commerce
Cincinnati Enquirer                      Kansas City Star
Cincinnati Post                          KCMO (Kansas City)
CNBC                                     KOA-AM (Denver)
CNN                                      LA Times
Columbus Dispatch                        Leckey, Andrew (syndicated column)
CompuServe                               Life Association News
Dallas Morning News                      Lifetime Channel
Dallas Times-Herald                      Miami Herald
Denver Post                              Milwaukee Sentinel
Des Moines Register                      Money Magazine
Detroit Free Press                       Money Maker
Donoghues Money Fund Report              Money Management Letter
Dorfman, Dan (syndicated column)         Morningstar
Dow Jones News Service                   Mutual Fund Market News
Economist                                Mutual Funds Magazine
FACS of the Week                         National Public Radio
Fee Adviser                              National Underwriter
Financial News Network                   NBC and affiliates
Financial Planning                       New England Business
Financial Planning on Wall Street        New England Cable News

New Orleans Times-Picayune               Wall Street Week
New York Daily News                      Washington Post
New York Times                           WBZ
Newark Star Ledger                       WBZ-TV
Newsday                                  WCVB-TV
Newsweek                                 WEEI
Nightly Business Report                  WHDH
Orange County Register                   Worcester Telegram
Orlando Sentinel                         World Wide Web
Palm Beach Post                          Worth Magazine
Pension World                            WRKO
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade
UP
US News and World Report
USA Today
USA TV Network
Value Line
Wall Street Journal
Wall Street Letter

                                                                      APPENDIX B
                    ADVERTISING AND PROMOTIONAL LITERATURE

Loomis Sayles Investment Trust advertising and promotional material may include, but is not limited to, discussions of the following information:

 .    Loomis Sayles Investment Trust's participation in wrap fee and no transaction fee programs

 .    Loomis Sayles Investment Trust and Loomis, Sayles & Company, L.P. Website

 .    Characteristics of Loomis Sayles including the number and locations of its offices, its investment practices and clients

 .    Specific and general investment philosophies, strategies, processes and techniques

 .    Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

 .    Industry conferences, electronically transmitted programs relating to the investment industry and the like at which Loomis Sayles participates

 .    Current capitalization, levels of profitability and other financial information

 .    Identification of portfolio managers, researchers, economists, principals and other staff members and employees

 .    The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

 .    Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans

 .    Current and historical statistics relating to:

     -total dollar amount of assets managed
     -Loomis Sayles assets managed in total and by Fund
     -the growth of assets
     -asset types managed

     References may be included in Loomis Sayles Investment Trust's advertising and promotional literature about 401(k) and retirement plans, if any, that offer the Fund. The information may include, but is not limited to:

 .    Specific and general references to industry statistics regarding 401(k)
     and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers or plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms with whom Loomis Sayles may or may not have a relationship.

 .    Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the Fund as a 401(k) or retirement plan funding vehicle produced by industry authorities, research organizations and publications.

                        LOOMIS SAYLES INVESTMENT TRUST

               LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                January 1, 1999



This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus (the "Prospectus") of Loomis Sayles Investment Grade Fixed Income Fund, a series of Loomis Sayles Investment Trust, dated January 1, 1999, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS .......................   -3-

MANAGEMENT OF THE TRUST................................................   -8-

INVESTMENT ADVISORY AND OTHER SERVICES.................................  -10-

PORTFOLIO TRANSACTIONS AND BROKERAGE...................................  -13-

DESCRIPTION OF THE TRUST...............................................  -14-

HOW TO BUY SHARES......................................................  -17-

NET ASSET VALUE........................................................  -17-

REDEMPTIONS............................................................  -18-

INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS............  -18-

FINANCIAL STATEMENTS...................................................  -21-

CALCULATION OF YIELD AND TOTAL RETURN..................................  -21-

PERFORMANCE COMPARISONS................................................  -22-

PERFORMANCE DATA.......................................................  -25-

APPENDIX A
     PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION....................  -A1-

APPENDIX B
     ADVERTISING AND PROMOTIONAL LITERATURE............................  -B1-

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The investment objective and policies of the Loomis Sayles Investment Grade Fixed Income Fund (the "Fund"), a series of Loomis Sayles Investment Trust (the "Trust"), are summarized in the Prospectus under "Investment Objective and Policies" and "More Information About the Fund's Investments." The investment policies of the Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the Fund's investment adviser, subject to review and approval by the Trust's board of trustees (the "Trustees"), without shareholder approval except that the investment objective of the Fund as set forth in the Prospectus and any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which at least 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

     In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of the Fund):

     The Fund will not:

     *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(2) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(3) Make loans. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public, is considered the making of a loan.)

     *(4) Change its classification pursuant to Section 5(b) of the Investment Company Act of 1940 (the "1940 Act") from a "diversified" to "non-diversified" management investment company.

     *(5) Purchase any security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries.)

     *(6) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund's use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

     (7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

     *(8) Issue senior securities other than any borrowing permitted by restriction (6) above. (For the purposes of this restriction none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts or any other derivative investments to the extent that Loomis Sayles determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the Securities and Exchange Commission (the "SEC") or its staff.)

     The Fund intends, based on the views of the staff of the SEC, to restrict its investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

     Although authorized to invest in restricted securities, the Fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities, except Rule 144A securities.

Portfolio Turnover
------------------

     Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover rates may result in higher costs such as higher brokerage commissions and higher levels of taxable gain. See "Portfolio Transactions and Brokerage" for a description of Loomis Sayles's brokerage practices and "Income Dividends, Capital Gain Distributions and Tax Status" for more information about the tax consequences of investing in the Fund.

U.S. Government Securities
--------------------------

     U.S. Government Securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association and the Small Business Administration. More detailed information about some of these categories of U.S. Government Securities follows.

     .    U.S. Treasury Bills - Direct obligations of the U.S. Treasury which
          -------------------
are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

     .    U.S. Treasury Notes and Bonds - Direct obligations of the U.S.
          -----------------------------
Treasury issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

     .    "Ginnie Maes" - Debt securities issued by a mortgage banker or other
          -------------
mortgagee which represent interests in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

     .    "Fannie Maes" - Fannie Mae is a government-sponsored corporation owned
          -------------
entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by Fannie Mae that are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.

     .    "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC")
          --------------
is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

     As described in the Prospectus, U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed income securities. Like other fixed income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

When-Issued Securities
----------------------

     As described in the Prospectus, the Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities in this manner (i.e. on a when-issued or delayed-delivery basis), it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

Zero Coupon Bonds
-----------------

     Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligations or for an initial period after the issuance of the obligations. Such bonds are issued and traded at discounts from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because an investor investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

Repurchase Agreements
---------------------

     The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto and (b) inability to enforce rights and the expenses involved in attempted enforcement.

Rule 144A Securities
--------------------

     The Fund may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trustees, that a particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of marketplace trades therefor.

                            MANAGEMENT OF THE TRUST

     The trustee and officers of the Trust and their principal occupations during the past five years are as follows:

TIMOTHY J. HUNT (67) -- Trustee. 26 Dennett Road, Marblehead, Massachusetts.
                        -------
     Retired. Formerly, Vice President and Director of Fixed Income Research, Loomis Sayles.

DANIEL J. FUSS (65) -- President. Executive Vice President and Director,
                       ---------
     Loomis Sayles.
    MARK W. HOLLAND (49) -- Treasurer. Vice President-Finance and
                            ---------
     Administration and Director, Loomis Sayles.

SHEILA M. BARRY (53) -- Secretary and Compliance Officer. Assistant General
                        --------------------------------
     Counsel and Vice President, Loomis Sayles. Formerly, Senior Counsel and Vice President, New England Funds, L.P.

ROBERT J. BLANDING (51) -- Executive Vice President. 465 First Street West,
                           ------------------------
     Sonoma, California. President, Chairman, Director and Chief Executive Officer, Loomis Sayles.

WILLIAM F. CAMP (37) -- Vice President. 1533 North Woodward, Bloomfield Hills,
                        --------------
     Michigan. Vice President, Loomis Sayles. Formerly, Portfolio Manager, Kmart Corporation.

QUENTIN P. FAULKNER (60) -- Vice President. Vice President, Loomis Sayles.
                            --------------

KATHLEEN C. GAFFNEY (37) -- Vice President. Vice President, Loomis
                            --------------
Sayles.

JEFFREY L. MEADE (48) -- Vice President. Chief Operating Officer, Executive
                         --------------
     Vice President and Director, Loomis Sayles.

KENT P. NEWMARK (60) -- Vice President. 555 California Street, San Francisco,
                        --------------
     California Vice President and Director, Loomis Sayles.

ROBERT K. PAYNE (56) -- Vice President. 555 California Street, San Francisco,
                        --------------
     California. Vice President, Loomis Sayles.

ANTHONY J. WILKINS (56) -- Vice President. Vice President and Director, Loomis
     Sayles.

MARI J. SUGAHARA (34) -- Vice President. Vice President, Loomis Sayles

FREDERICK E. SWEENEY, JR. (37) --Vice President. Vice President, Loomis
                                 --------------
     Sayles. Formerly, served as an Investment Consultant at Meketa Investment Group and prior to that served as Vice President of New England Investment Associates.

     Previous positions during the past five years with Loomis Sayles are omitted, if not materially different from the positions listed. Except as indicated above, the address of each officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts 02111.

     The Trust pays no compensation to its officers listed above who are interested persons of the Trust. Each Trustee who is not affiliated with Loomis Sayles is compensated at the rate of $10,000 per annum. No Trustee received compensation from any other investment company which is advised by Loomis Sayles or its affiliates or which holds itself out to investors as being related to the Trust.

                              COMPENSATION TABLE



  for the 1998 fiscal period (January 1, 1998 through September 30, 1998)

=========================================================================================


     (1)             (2)              (3)               (4)                   (5)
Name of Person,   Aggregate        Pension or        Estimated        Total Compensation
   Position      Compensation      Retirement          Annual        from Trust and Fund
                  from Trust        Benefits       Benefits Upon       Complex Paid to
                                 Accrued as Part     Retirement            Trustee
                                 of Fund Expenses

=========================================================================================

Timothy J. Hunt,    $10,000            $0                 $0              $10,000]
Trustee

     As of the date hereof, the Trustee and officers as a group owned less than 1% of the outstanding shares of the Fund.

     The following table sets forth the name, address and percentage ownership of each holder of 5% or more of the Fund's outstanding securities as of October 31, 1998.


                                        Percentage of
     Shareholder                        Address                    Shares Held
     -----------                        -------                    -----------

Peabody Essex Museum                  East India Square                15%
                                      Salem, MA  01970

Wichita State University              1845 Fairmount
Endowment Association                 Wichita, KS 67260                10%

Local 522 Pension Fund                139-16 91st Avenue                9%
                                      Jamaica, NY  11435

Jupiter & Co.                         P.O. Box 9130, FPG 90             9%
                                      Boston, MA  02117-9130

Braintree Contributory                71 Cleveland Avenue               8%
Retirement System                     Braintree, MA 02184

[**1]Boston & Company                 P.O. Box 3198                     8%
[**2]University of MA Foundation      Pittsburgh, PA 15230-3198

FMB Trust Company                     P.O. Box 1596                     7%
                                      Baltimore, MD 21203-1596


                    INVESTMENT ADVISORY AND OTHER SERVICES

     Advisory Agreement.  Loomis Sayles serves as investment adviser to the Fund
     ------------------
under an advisory agreement with the Trust dated August 30, 1996. Under the advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the Fund and generally administers its affairs, subject to supervision by the Trustees. Loomis Sayles furnishes, at its own expense, all necessary office space, office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, the advisory agreement provides that the Fund shall pay Loomis Sayles a monthly investment advisory fee at the annual rate of .40% of the Fund's average weekly net assets.

     Under the advisory agreement, if the total ordinary business expenses of the Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess.

     As described in the Prospectus, Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total operating expenses. These arrangements may be modified or terminated by Loomis Sayles at any time, subject to prior notice to shareholders.

     During the 1996 and 1997 fiscal years and the 1998 fiscal period (January 1, 1998, through September 30, 1998), Loomis Sayles received the following amounts of investment advisory fees from the Fund (before voluntary fee reductions and expense assumptions) and waived and reimbursed the following amounts of fees for the Fund:

       Period            Advisory Fees        Fee Waivers/Reimbursements
       ------            -------------        --------------------------
       1996                 $124,447                   $ 47,712
       1997                 $244,179                   $ 85,697
       1998                 $301,182                   $ 77,026

     The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust or Loomis Sayles, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the advisory agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval.

     The advisory agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice to Loomis Sayles, or by Loomis Sayles upon ninety days' written notice to the Trust, and it terminates automatically in the event of its assignment, as that term is defined in the 1940 Act. In addition, the agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" or "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles, cast in person at a meeting called for the purpose of voting on such approval.

     The advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     Loomis Sayles acts as investment adviser to the eighteen series of the Loomis Sayles Funds, each a series of a registered open-end diversified management investment company. Loomis Sayles acts as investment adviser or sub-adviser to New England Star Advisers Fund, New England Star New England Value Fund, New England Balanced Fund, New England Fund and New England Strategic Income Fund, which are series of New England Funds Trust I, a registered open-end management investment company, New England High Income Fund, a series of New England Funds Trust II, a registered open-end investment management company, New England Equity Income Fund, a series of New England Funds Trust III, a registered open-end management investment company and to the Loomis Sayles Balanced Series and the Small Cap Series of New England Zenith Funds, which is also a registered open-end management investment company. Loomis Sayles also provides investment advice to other investment companies and numerous other corporate and fiduciary clients.

     The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

     Officers of the Trust who hold positions with Loomis Sayles are listed under "Management of the Trust" in this Statement of Additional Information. Certain officers of the Trust also serve as officers, directors and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the Trustee that the desirability of retaining Loomis Sayles as investment adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.

     Custodial Arrangements.  State Street Bank and Trust Company ("State
     ----------------------
Street"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

     Independent Accountants.  The Fund's independent accountants are
     -----------------------
PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts . PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements , assists in the preparation of the Funds' federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation. The information under the caption "Financial Highlights" included in the Prospectus has been so included, and the financial statements incorporated by reference herein from the Fund's 1998 Annual Report have been so incorporated, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     In placing orders for the purchase and sale of portfolio securities for the Fund, Loomis Sayles always seeks the best price and execution. Transactions are carried out through broker-dealers who make the primary market for securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

     Loomis Sayles selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid for a transaction. However, the Fund will only pay commissions that Loomis Sayles believes to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

     Receipt of research services from brokers may sometimes be a factor in selecting a broker which Loomis Sayles believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles's expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

     The following table sets forth for the 1996 and 1997 fiscal years and the 1998 fiscal period (January 1, 1998, through September 30, 1998), (1) the aggregate dollar amounts of brokerage commissions paid on portfolio transactions during such periods, (2) the dollar amounts of transactions on which commissions were paid during such periods that were directed to brokers providing research services ("directed transactions") and (3) the dollar amounts of commissions paid on directed transactions during such periods:

                    (1)             (2)            (3)
                    Aggregate                      Commissions
                    Brokerage       Directed       on Directed
                    Commissions     Transactions   Transactions
Period              ($)             ($)            ($)
-----------         -------------   ------------   ------------
1996                     $1,240          $0            $0
1997                     $1,192          $0            $0
1998                     $  672          $0            $0


                           DESCRIPTION OF THE TRUST

     The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated December 23, 1993.

     The Declaration of Trust currently permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

     The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular series of the Trust are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all series.

     The Declaration of Trust also permits the Trustees, without shareholder approval, to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to subdivide any series of shares into classes, this flexibility is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently, or to permit shares of a series to be distributed through more than one distribution channel, with the costs of the particular means of distribution (or costs of related services) to be borne by the shareholders who purchase through that means of distribution. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "fund").

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust or the Fund, respectively. The Declaration of Trust further provides that the Trustees may also terminate the Trust or the Fund upon written notice to the shareholders.

Voting Rights
-------------

     As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with a fractional vote for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

     The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote for each series or sub-series shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters exclusively affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series. Voting rights are not cumulative.

     There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust, (ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value) and (iii) to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate.

Shareholder and Trustee Liability
---------------------------------

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the

Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or Trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               HOW TO BUY SHARES

     The procedures for purchasing shares of the Fund and for determining the offering price of such shares are summarized in the Prospectus under "How to Purchase Shares."

                                NET ASSET VALUE

     The net asset value of the shares of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made at least weekly and as of the close of regular trading on the New York Stock Exchange (the "Exchange") on any day on which an order for purchase or redemption of the Fund's shares is received and on which the Exchange is open for unrestricted trading. During the twelve months following the date of this Statement of Additional Information, the Exchange is expected to be closed on the following weekdays: Memorial Day as observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day and Good Friday. Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships among securities that are generally recognized by institutional traders. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the value of foreign securities not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith or in accordance with procedures approved by the Trustees.

                                  REDEMPTIONS

     The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Redeem Shares."

     The redemption price will be the net asset value per share next determined
     --------------------------------------------------------------------------
after the redemption request and any necessary special documentation are
------------------------------------------------------------------------
received by the Trust in proper form.  Proceeds resulting from a written
------------------------------------
redemption request will normally be mailed to you within seven days after receipt of your request in good order. In those cases where you have recently purchased your shares by check and your check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until your check has cleared.

     The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind if the Trustees determine it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.

     A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."

          INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

     As described in the Prospectus under "Dividends, Capital Gain Distributions and Taxes," it is the policy of the Fund to pay its shareholders monthly, as dividends, substantially all of the Fund's net income and to distribute to its shareholders annually substantially all net realized capital gains, if any, after offset by any capital loss carryovers.

     Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for an election to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

     As required by federal law, information concerning the federal tax status of distributions from the Fund will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order so to qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute each year at least 90% of the sum of its taxable net investment income, its tax-exempt income and the excess, if any, of net short-term capital gains over its net long-term capital losses for such year; and (iii) at the end of each fiscal quarter hold at least 50% of the value of its total assets in cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses. To the extent the Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     A nondeductible excise tax will be imposed at the rate of 4% on the excess, if any, of the Fund's "required distribution" over its distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income realized during the one-year period ending on October 31 (or December 31, if the Fund is permitted to so elect and so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Dividends and distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

     Distribution by the Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions designated by a Fund as deriving from net gains on securities held for more than one year will be taxable to shareholders as long-term capital gains

(generally at a 20% rate for noncorporate shareholders), without regard to how long a shareholder has held shares of the Fund.

     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

     Redemptions and exchanges of the Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will generally be long-term capital gain or loss, and will otherwise be short-term capital gain or loss. In general, any long term gains realized upon a taxable disposition of shares will be subject to a maximum tax rate of 20% (for noncorporate shareholders). However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, all or a portion of any loss will be disallowed on the taxable disposition of Fund shares if the shareholder acquires other shares of the Fund within 30 days before or after the disposition.

     The Fund's transactions in foreign currency-denominated debt securities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

     If the Fund engages in hedging transactions, including hedging transactions in options, future contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, market-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner to believed to be in the best interests of the Fund.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and the regulations thereunder currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, respectively.

     Dividends and distributions also may be subject to foreign, state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

     The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made on or after January 1, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

                             FINANCIAL STATEMENTS

     The financial statements of the Fund included in its 1998 Annual Report[, filed with the Securities and Exchange Commission on November 30, 1998,] are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing Loomis Sayles, One Financial Center, Boston, Massachusetts 02111 or telephoning (888)
226-9699.




                     CALCULATION OF YIELD AND TOTAL RETURN


     Yield.  The Fund's yield will be computed by dividing the Fund's net
     -----
investment income [per share] for a recent 30-day period by the maximum offering price [per share] on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Fund's yield will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund.

These factors, and possible differences in the methods used in calculating yield, should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objective and policies of the Fund.

     At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

     Investors in the Fund are specifically advised that the net asset value per share of the Fund may vary, just as yields for the Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of the Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

     Total Return.  Total return with respect to the Fund is a measure of the
     ------------
change in value of an investment in the Fund over the period covered, and assumes any dividends or capital gains distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.

                            PERFORMANCE COMPARISONS

     The Fund may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders. The Fund may from time to time include in advertisements or information furnished to present or prospective shareholders (i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

     LIPPER ANALYTICAL SERVICES, INC. distributes mutual fund rankings monthly.
     --------------------------------
The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date,

1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

     MICROPAL, INC. distributes mutual fund rankings weekly and monthly.  The
     --------------
rankings are based upon performance calculated by Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Micropal rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year and 10-year performance. Micropal classifies mutual funds by investment objective and asset category.

     MORNINGSTAR, INC. distributes mutual fund ratings twice a month.  The
     -----------------
ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

     CDA/WEISENBERGER'S MANAGEMENT RESULTS publishes mutual fund rankings and is
     -------------------------------------
distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

     Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as those listed below.

     CONSUMER PRICE INDEX.  The Consumer Price Index, published by the U.S.
     --------------------
Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

     DOW JONES INDUSTRIAL AVERAGE.  The Dow Jones Industrial Average is a market
     ----------------------------
value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

     LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.  The Lehman Brothers
     ------------------------------------------------
Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

     LEHMAN BROTHERS 1-3 YEAR GOVERNMENT INDEX.  The Index contains fixed rate
     ------------------------------------------
debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.

     LEHMAN BROTHERS GOVERNMENT BOND INDEX.  The Lehman Brothers Government Bond
     --------------------------------------
Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

     LEHMAN BROTHERS MUNICIPAL BOND INDEX.  The Lehman Brothers Municipal Bond
     -------------------------------------
Index is computed from the prices of approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligation bonds, 27% insured bonds and 13% prerefunded bonds.

     MSCI-EAFE INDEX.  The MSCI-EAFE Index contains over 1000 stocks from 20
     ----------------
different countries with Japan (approximately 50%), United Kingdom, France and Germany being the most heavily weighted.

     MSCI-EAFE EX-JAPAN INDEX.  The MSCI-EAFE ex-Japan Index consists of all
     -------------------------
stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

     MERRILL LYNCH GOVERNMENT/CORPORATE INDEX.  The Merrill Lynch Government/
     -----------------------------------------
Corporate Index is a composite of approximately 4,900 U.S. government and corporate debt issues with at least $25 million outstanding, greater than one year maturity, and credit ratings of investment grade or higher.

     MERRILL LYNCH HIGH YIELD INDEX.  The Merrill Lynch High Yield Index
     -------------------------------
includes over 750 issues and represents public debt greater than $10 million (original issuance rated BBB/BB and below).

     RUSSELL 2000 INDEX.  The Russell 2000 Index is comprised of the 2000
     ------------------
smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization.

     SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX.  The Salomon Brothers World
     --------------------------------------------
Government Bond Index includes a broad range of institutionally-traded fixed-rate government securities issued by the national governments of the nine countries whose securities are most actively traded. The index generally excludes floating-or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds) and private-placement type securities.

     STANDARD & POOR'S/BARRA GROWTH INDEX.  The Standard & Poor's/Barra Growth
     -------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

     STANDARD & POOR'S/BARRA VALUE INDEX.  The Standard & Poor's/Barra Value
     ------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

     STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500").  The S&P
     ------------------------------------------------------------------
500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.

     From time to time, articles about the Fund regarding performance, rankings and other characteristics of the Fund may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of such articles may be used in the Fund's promotional literature. References to articles regarding personnel of Loomis Sayles who have portfolio management responsibility may also be used in the Fund's promotional literature. For additional information about the Fund's advertising and promotional literature, see Appendix B.

                               PERFORMANCE DATA

     The manner in which yield and total return of the Fund will be calculated for public use is described above. The following table summarizes the calculation of the Fund's yield at September 30, 1998 and the Fund's total return (i) for the one-year period ended September 30, 1998 (ii) for the three-year period ended September 30, 1998 and (iii) for the period from the commencement of operations to September 30, 1998.

                               Performance Data*

                           Average             Average             Average
                            Annual             Annual           Annual Total
                         Total Return       Total Return           Return
                           for the            for the             from the
                        One-Year Period   Three-Year Period    Commencement of
Current SEC Yield           ended              ended          Operations-through
    at 9/30/98             9/30/98            9/30/98               9/30/98
    ----------             -------            -------               -------
       7.68%                1.53%              9.09%                11.57%


*Performance would have been lower if a portion of the management fee had not been waived by Loomis Sayles. In the absence of the expense limitation, actual yield and total return would have been 7.47% (yield), and 1.42% 8.96% and 11.36% for the one-year period ended September 30, 1998, the three-year period ended September 30, 1998 and for the period from the Fund's commencement of operations to September 30, 1998, respectively.

**Inception date of the Fund is July 1, 1994.

                                                                      APPENDIX A
                PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION

ABC and affiliates                         Financial Research Corp.
Adam Smith's Money World                   Financial Services Week
America On Line                            Financial World
Anchorage Daily News                       Fitch Insights
Atlanta Constitution                       Forbes
Atlanta Journal                            Fort Worth Star-Telegram
Arizona Republic                           Fortune
Austin American Statesman                  Fox Network and affiliates
Baltimore Sun                              Fund Action
Bank Investment Marketing                  Fund Decoder
Barron's                                   Global Finance
Bergen County Record (NJ)                  (the) Guarantor
Bloomberg Business News                    Hartford Courant
Bond Buyer                                 Houston Chronicle
Boston Business Journal                    INC
Boston Globe                               Indianapolis Star
Boston Herald                              Individual Investor
Broker World                               Institutional Investor
Business Radio Network                     International Herald Tribune
Business Week                              Internet
CBS and affiliates                         Investment Advisor
CDA Investment Technologies                Investment Company Institute
CFO                                        Investment Dealers Digest
Changing Times                             Investment Profiles
Chicago Sun Times                          Investment Vision
Chicago Tribune                            Investor's Daily
Christian Science Monitor                  IRA Reporter
Christian Science Monitor News Service     Journal of Commerce
Cincinnati Enquirer                        Kansas City Star
Cincinnati Post                            KCMO (Kansas City)
CNBC                                       KOA-AM (Denver)
CNN                                        LA Times
Columbus Dispatch                          Leckey, Andrew (syndicated column)
CompuServe                                 Life Association News
Dallas Morning News                        Lifetime Channel
Dallas Times-Herald                        Miami Herald
Denver Post                                Milwaukee Sentinel
Des Moines Register                        Money Magazine
Detroit Free Press                         Money Maker
Donoghues Money Fund Report                Money Management Letter
Dorfman, Dan (syndicated column)           Morningstar
Dow Jones News Service                     Mutual Fund Market News
Economist                                  Mutual Funds Magazine
FACS of the Week                           National Public Radio
Fee Adviser                                National Underwriter
Financial News Network                     NBC and affiliates
Financial Planning                         New England Business
Financial Planning on Wall Street          New England Cable News

New Orleans Times-Picayune                 Wall Street Letter
New York Daily News                        Wall Street Week
New York Times                             Washington Post
Newark Star Ledger                         WBZ
Newsday                                    WBZ-TV
Newsweek                                   WCVB-TV
Nightly Business Report                    WEEI
Orange County Register                     WHDH
Orlando Sentinel                           Worcester Telegram
Palm Beach Post                            World Wide Web
Pension World                              Worth Magazine
Pensions and Investments                   WRKO
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade
UP
US News and World Report
USA Today
USA TV Network
Value Line
Wall Street Journal

                                                                      APPENDIX B

                    ADVERTISING AND PROMOTIONAL LITERATURE

Loomis Sayles Investment Trust advertising and promotional material may include, but is not limited to, discussions of the following information:

 .    loomis Sayles Investment Trust's participation in wrap fee and no transaction fee programs

 .    Loomis Sayles Investment Trust and Loomis, Sayles & Company, L.P. Website

 .    Characteristics of Loomis Sayles including the number and locations of its offices, its investment practices and clients

 .    Specific and general investment philosophies, strategies, processes and techniques

 .    Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

 .    Industry conferences, electronically transmitted programs relating to the investment industry and the like at which Loomis Sayles participates

 .    Current capitalization, levels of profitability and other financial information

 .    Identification of portfolio managers, researchers, economists, principals and other staff members and employees

 .    The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

 .    Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans

 .    Current and historical statistics relating to:

     -total dollar amount of assets managed
     -Loomis Sayles assets managed in total and by Fund
     -the growth of assets
     -asset types managed

     References may be included in Loomis Sayles Investment Trust's advertising and promotional literature about 401(k) and retirement plans, if any, that offer the Fund. The information may include, but is not limited to:

 .    Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers or plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms with whom Loomis Sayles may or may not have a relationship.

 .    Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the Fund as a 401(k) or retirement plan funding vehicle produced by industry authorities, research organizations and publications.

                                      B-2